IAI BOND FUND
                   (A SERIES OF IAI INVESTMENT FUNDS I, INC.)

                                 IAI GROWTH FUND
                   (A SERIES OF IAI INVESTMENT FUNDS II, INC.)

                             IAI INTERNATIONAL FUND
                  (A SERIES OF IAI INVESTMENT FUNDS III, INC.)

                                IAI REGIONAL FUND
                   (A SERIES OF IAI INVESTMENT FUNDS IV, INC.)

                                IAI BALANCED FUND
                          IAI CAPITAL APPRECIATION FUND
                            IAI EMERGING GROWTH FUND
                             IAI MIDCAP GROWTH FUND
                              IAI MONEY MARKET FUND
                (EACH A SERIES OF IAI INVESTMENT FUNDS VI, INC.)

                           IAI GROWTH AND INCOME FUND
                  (A SERIES OF IAI INVESTMENT FUNDS VII, INC.)

                           IAI LONG TERM GROWTH FUND*
                  (A SERIES OF IAI INVESTMENT FUNDS VIII, INC.)

                             601 SECOND AVENUE SOUTH
                                   SUITE 3600
                          MINNEAPOLIS, MINNESOTA 55402



Dear Shareholder:


     The Board of Directors of the mutual funds managed by Investment Advisers, Inc. (collectively, the "IAI Funds") is pleased to submit for your vote a proposal to reorganize each of the above-listed IAI Funds into a comparable mutual fund advised by a subsidiary of Federated Investors, Inc. (each, a "Federated Fund"). The Board of the IAI Funds and the management of Investment Advisers, Inc. ("IAI") believe this reorganization is in the best interests of IAI Fund shareholders. As a result of the reorganization, IAI Fund shareholders would receive shares of a mutual fund managed and serviced by subsidiaries of Federated Investors, Inc. ("Federated Investors"). Federated Investors was established in 1955 and is one of the largest mutual fund investment managers in the United States. It advises 175 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of March 31, 2000, and maintains
1.3 million shareholder accounts. This reorganization is being proposed in conjunction with the sale by IAI of its

---------------

*  Formerly,  IAI Value Fund.  On June 12, 2000 the Board of  Directors of the
IAI  Funds   approved  the  Fund's  new  name  and   amendments  to  the  Fund's
non-fundamental investment policies.

mutual fund advisory business to Federated. On June 16, 2000, IAI and Federated reached a definitive agreement covering such sale.

     The Board considered various factors in reviewing this proposal on behalf of IAI Fund shareholders, including the following: First, the Board considered the fact that the Federated Funds have investment objectives and policies substantially similar to those of corresponding IAI Funds. Second, because the Federated Funds have a larger asset base, the Board believes the reorganization may provide shareholders the benefit of economies of scale, increased diversification, more efficient execution of portfolio transactions, and improved services to shareholders. Third, you will not pay a sales charge to become a shareholder of the Federated Funds nor will you have to pay any front-end sales charges in the future if you wish to exchange into or purchase shares of any other Federated mutual fund, assuming you meet that fund's minimum investment requirements.+ Fourth, the reorganization is expected to be tax-free; it is anticipated you will pay no federal income tax as a result of the reorganization. And finally, the Board considered that the historical performance of the respective Federated Funds generally compares favorably to that of the corresponding IAI Funds, and the expense ratios after voluntary fee waivers of the Federated Funds are within industry norms.

     If the proposal is approved, each Federated Fund would acquire all of the assets of an IAI Fund that has substantially similar investment objectives, policies, and strategies, and Federated Fund shares would be distributed pro rata to you in complete liquidation of the IAI Fund. In order to exchange your IAI Fund shares for Federated Fund shares, the Board of Directors of the IAI Funds submits for your approval an Agreement and Plan of Reorganization and Termination ("Plan") that relates to your IAI Fund. Please note that in the case of IAI Balanced Fund, IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Money Market Fund, all of which are series of IAI Investment Funds VI, Inc. ("IAI VI"), a vote in favor of the Plan also will be considered a vote in favor of an amendment to the Articles of Incorporation of IAI VI required to effect the reorganization.

     Your vote on the transaction is critical to its success. The reorganization of your IAI Fund will occur only if approved by a majority of the outstanding shares on the record date of your IAI Fund voted in person or represented by proxy. Whether or not you plan to attend the meeting, please vote your shares by telephone or by the Internet or by mail. If you are a shareholder of more than one IAI Fund, you will receive more than one prospectus/proxy statement and will need to vote your shares of each Fund. Following this letter is a Q&A summarizing the reorganization and information on how you vote your shares. Please read the entire prospectus/proxy statement carefully before you vote.

     THE BOARD OF DIRECTORS BELIEVES THAT THE TRANSACTION IS IN THE BEST INTERESTS OF EACH IAI FUND AND ITS SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR ITS APPROVAL.

---------------

2 IAI Money Market Fund will be reorganized into Automated Cash Management Trust ("ACMT"), which has a $25,000 minimum investment requirement. This minimum investment requirement will be waived for IAI Fund shareholders in connection with the reorganization and any subsequent purchases or exchanges into ACMT.

     Thank you for your prompt attention and participation.

                                        Sincerely,

                                        /s/ J. Peter Thompson
                                        ---------------------
                                        J. Peter Thompson
                                        Chairman of the Board



                                        /s/ Keith Wirtz
                                        ---------------
                                        Keith Wirtz
                                        President


Dated:  July 20, 2000

                            IAI FUNDS/FEDERATED FUNDS
                                    PROXY Q&A

THE FOLLOWING IS IMPORTANT INFORMATION TO HELP YOU UNDERSTAND THE PROPOSALS ON WHICH YOU ARE BEING ASKED TO VOTE. PLEASE READ THE ENTIRE PROSPECTUS/PROXY STATEMENT.

WHY IS THIS REORGANIZATION TAKING PLACE?

Over the past several months, IAI management has given extensive consideration to our company's ability to remain competitive in an environment where scale is becoming more and more important. IAI and the Board of Directors believe that larger mutual fund companies will be in the best position to offer excellent products and services in the years ahead, as the mutual fund industry matures.

Management concluded that Federated Investors, with $125 billion of assets under management across a broad product line, is in a good position to provide the high-quality investment management and related services that our shareholders deserve. Thus, the reorganization is being proposed in conjunction with the sale by IAI of its mutual fund advisory business to Federated. On June 16, 2000, IAI and Federated reached a definitive agreement covering such sale.

WHEN WILL THIS REORGANIZATION BECOME EFFECTIVE?

The reorganization is scheduled to be effective in mid-September. Shortly after the reorganization has been approved, you will receive new account information on your new ownership in the corresponding Federated Fund.

WHAT DO I HAVE TO DO TO BECOME A SHAREHOLDER IN THE FEDERATED FUNDS?

Shareholders are being asked to approve this reorganization through voting at the Special Meeting of Shareholders, which is scheduled to occur in September. Your vote is very important. You have the flexibility to cast your vote either by phone, Internet or mail.

Upon shareholder approval of the reorganization, shareholders' accounts will automatically be transferred to the corresponding Federated Fund.

WHAT WILL HAPPEN TO MY IAI ACCOUNT?

After the reorganization, shareholders will be assigned a new account at Federated and then IAI accounts will be closed. This process will occur automatically, with no action required by you.

WILL ALL OF MY CURRENT ACCOUNT OPTIONS SUCH AS SYSTEMATIC PURCHASES AND WITHDRAWAL PLANS TRANSFER OVER TO FEDERATED?

Various types of account servicing features will transfer automatically to new Federated accounts. Shortly after the reorganization, shareholders will receive information that further describes these options, along with Federated's diversified product line and world-class shareholder services.

WHAT BENEFITS WILL I HAVE AS A FEDERATED SHAREHOLDER?

With over 45 years of investment management experience, Federated has made a significant commitment to the development of superior portfolio management strategies and world-class shareholder services. Federated has a diversified product line, strong performance history and competitive fund expenses. Shareholders of record at the time of the reorganization will be allowed to exchange into or purchase the shares of any Federated mutual fund in the future without paying any front-end sales charge, assuming shareholders meet the Federated Fund's minimum investment requirement.3

WILL I INCUR TAXES AS A RESULT OF THIS REORGANIZATION?

This reorganization is expected to be a tax-free event. Except as described below, shareholders generally will not realize capital gains or losses on the conversion from IAI Fund shares to Federated Fund shares in connection with the proposed transactions. Furthermore, the cost basis of each fund investment will remain the same.

Shareholders will realize capital gains or losses if they sell their IAI Fund shares before the reorganization becomes effective or sell/exchange their Federated Fund shares after the reorganization becomes effective. Shareholders will also be responsible for tax obligations associated with monthly or periodic distributions that occur prior to or after the reorganization, which distributions may include realized gains from sales of portfolio securities. Please note that retirement accounts are exempt from such tax consequences.

WHERE CAN I GET MORE INFORMATION ABOUT THIS REORGANIZATION?

Contact IAI at 1-800-945-3863.

WHERE CAN I GET MORE INFORMATION ABOUT THE FEDERATED FUNDS?

Visit Federated's website at www.federatedinvestors.com or call Federated Investors at 1-800-341-7400. Additionally, we encourage you to contact your financial advisor.

---------------

3 IAI Money Market Fund will be reorganized into Automated Cash Management Trust ("ACMT"), which has a $25,000 minimum investment requirement. This minimum investment requirement will be waived for IAI Fund shareholders in connection with the reorganization and any subsequent purchases or exchanges into ACMT.

                                  IAI BOND FUND
                   (A SERIES OF IAI INVESTMENT FUNDS I, INC.)

                                 IAI GROWTH FUND
                   (A SERIES OF IAI INVESTMENT FUNDS II, INC.)

                             IAI INTERNATIONAL FUND
                  (A SERIES OF IAI INVESTMENT FUNDS III, INC.)

                                IAI REGIONAL FUND
                   (A SERIES OF IAI INVESTMENT FUNDS IV, INC.)

                                IAI BALANCED FUND
                          IAI CAPITAL APPRECIATION FUND
                            IAI EMERGING GROWTH FUND
                             IAI MIDCAP GROWTH FUND
                              IAI MONEY MARKET FUND
                (EACH A SERIES OF IAI INVESTMENT FUNDS VI, INC.)

                           IAI GROWTH AND INCOME FUND
                  (A SERIES OF IAI INVESTMENT FUNDS VII, INC.)

                            IAI LONG TERM GROWTH FUND
                  (A SERIES OF IAI INVESTMENT FUNDS VIII, INC.)

                             601 SECOND AVENUE SOUTH
                                   SUITE 3600
                          MINNEAPOLIS, MINNESOTA 55402

                   NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS

     A Special Meeting of Shareholders of each of the IAI Funds listed above (each an "IAI Fund") will be held on September 8, 2000, at 1 p.m., Central Time at 601 Second Avenue South, Suite 3700, Minneapolis, Minnesota 55402, for the following purposes:


1. TO APPROVE A PROPOSED AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION ("PLAN")4 BETWEEN EACH IAI FUND AND A COMPARABLE MUTUAL FUND MANAGED BY A SUBSIDIARY OF FEDERATED INVESTORS, INC. (EACH A "FEDERATED FUND"), WHEREBY THE FEDERATED FUND WOULD ACQUIRE ALL OF THE ASSETS OF THE IAI FUND IN EXCHANGE SOLELY FOR THE FEDERATED FUND'S SHARES, TO BE DISTRIBUTED PRO RATA BY THE IAI

---------------

4 Please note there are separate Plans, which are substantially similar. For example, IAI Investment Funds VI, Inc. (on behalf of IAI Capital Appreciation Fund, IAI Emerging Growth Fund and IAI Midcap Growth Fund), IAI Investment Funds IV, Inc. (on behalf of IAI Regional Fund), IAI Investment Funds VIII, Inc. (on behalf of IAI Long Term Growth Fund) and IAI Investment Funds II, Inc. (on behalf of IAI Growth Fund) has entered into a Plan with Federated Equity Funds, on behalf of Federated Aggressive Growth Fund, Federated Large Cap Growth Fund, Federated Growth Strategies Fund, and Federated Capital Appreciation Fund. For convenience purposes, only one Plan is referred to in this combined prospectus/proxy statement, and each separate reorganization of an IAI Fund into a Federated Fund is referred to as "the Reorganization." A form of the Plan is attached as Exhibit A. 5 Please note there are separate plans of reorganization, which are substantially similar. For example, IAI Investment Funds VI, Inc. (on behalf of IAI Capital Appreciation Fund, IAI Emerging Growth Fund and IAI Midcap Growth Fund), IAI Investment Funds IV, Inc. (on behalf of IAI Regional Fund), IAI Investment Funds VIII, Inc. (on behalf of IAI Long Term Growth Fund) and IAI Investment Funds II, Inc. (on behalf of IAI Growth Fund) has contracted with Federated Equity Funds, on behalf of Federated Aggressive Growth Fund, Federated Large Cap Growth Fund, Federated Growth Strategies Fund, and Federated Capital Appreciation Fund. For convenience purposes, only one Plan is referred to in this combined prospectus/proxy statement, and each separate reorganization of an IAI Fund into a Federated Fund is referred to as "the Reorganization." A Form of the Plan is attached as Exhibit A.

FUND TO THE HOLDERS OF ITS SHARES, IN COMPLETE LIQUIDATION OF THE IAI FUND. IN THE CASE OF IAI BALANCED FUND, IAI CAPITAL APPRECIATION FUND, IAI EMERGING GROWTH FUND, IAI MIDCAP GROWTH FUND AND IAI MONEY MARKET FUND, ALL OF WHICH ARE SERIES OF IAI INVESTMENT FUNDS VI, INC. ("IAI VI"), A VOTE IN FAVOR OF THE PLAN ALSO WILL BE CONSIDERED A VOTE IN FAVOR OF AN AMENDMENT TO THE ARTICLES OF INCORPORATION OF IAI VI REQUIRED TO EFFECT THE REORGANIZATION.

2. TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

Dated:  July 20, 2000                   By Order of the Board of Directors,

                                        /s/ Michael J. Radmer

                                        Michael J. Radmer
                                        Secretary

     Shareholders of record at the close of business on July 14, 2000 are entitled to vote at the meeting. Whether or not you plan to attend the meeting, please vote your shares by returning the proxy card by mail, or by voting by telephone or the internet. Your vote is important.

TO SECURE THE LARGEST POSSIBLE REPRESENTATION AND TO SAVE THE EXPENSE OF FURTHER MAILINGS, PLEASE MARK YOUR PROXY CARD, SIGN IT, AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. YOU MAY ALSO VOTE BY TELEPHONE OR THE INTERNET. YOU MAY REVOKE YOUR PROXY AT ANY TIME AT OR BEFORE THE MEETING OR VOTE IN PERSON IF YOU ATTEND THE MEETING.

                               FEDERATED BOND FUND
                                (CLASS A SHARES)
              (A SERIES OF FEDERATED INVESTMENT SERIES FUNDS, INC.)

                        FEDERATED AGGRESSIVE GROWTH FUND
                       FEDERATED CAPITAL APPRECIATION FUND
                        FEDERATED GROWTH STRATEGIES FUND
                         FEDERATED LARGE CAP GROWTH FUND
                                (CLASS A SHARES)
                    (EACH A SERIES OF FEDERATED EQUITY FUNDS)

                       FEDERATED INTERNATIONAL EQUITY FUND
                                (CLASS A SHARES)
               (A SERIES OF FEDERATED INTERNATIONAL SERIES, INC.)

                       FEDERATED STOCK AND BOND FUND, INC.
                                (CLASS A SHARES)
                         AUTOMATED CASH MANAGEMENT TRUST
                         (INSTITUTIONAL SERVICE SHARES)
                  (A SERIES OF MONEY MARKET OBLIGATIONS TRUST)

                      FEDERATED AMERICAN LEADERS FUND, INC.
                                (CLASS A SHARES)
                              5800 CORPORATE DRIVE
                            PITTSBURGH, PA 15237-7000
                                 1-800-341-7400

                            TO ACQUIRE THE ASSETS OF:

                                  THE IAI FUNDS
                             601 SECOND AVENUE SOUTH
                                   SUITE 3600
                          MINNEAPOLIS, MINNESOTA 55402
                                 1-800-945-3863

                           PROSPECTUS/PROXY STATEMENT
                                  JULY 20, 2000

     This Prospectus/Proxy Statement describes a proposed Agreement and Plan of Reorganization and Termination (the "Plan") related to your fund pursuant to which you would receive shares of a mutual fund advised by a subsidiary of Federated Investors, Inc. (each a "Federated Fund") in exchange for the shares of the fund you currently own, which is advised by Investment Advisers, Inc. (each an "IAI Fund"). Each Federated Fund and each IAI Fund is a diversified portfolio of securities of an open-end management investment company. If the Plan is approved with respect to your IAI Fund, the Federated Fund would acquire all of the assets of an IAI Fund that has substantially similar investment objectives and investment policies and strategies, and Federated Fund shares would be distributed pro rata by each IAI Fund to the holders of its shares, in complete liquidation of the IAI Fund. As a result of the Plan, each IAI Fund shareholder would become the owner of the Federated Fund's shares having a total net asset value equal to the total net asset value of such shareholder's holdings in the IAI Fund. For the name of the Federated Fund into which your IAI Fund would be reorganized, see "Summary - About the Proposed Reorganization."

For a comparison of the investment policies of the IAI Fund and the Federated Fund into which your IAI Fund would be reorganized, see "Summary - Comparison of Investment Objectives, Policies, Strategies and Principal Risks of the IAI Funds and Federated Funds." In the case of IAI Balanced Fund, IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Money Market Fund, all of which are series of IAI Investment Funds VI, Inc. ("IAI VI"), a vote in favor of the Plan will be considered a vote in favor of an amendment to the Articles of Incorporation of IAI VI required to effect the reorganization.5

--------------------------------------------------------------------------------
THE BOARD OF DIRECTORS OF THE IAI FUNDS UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.
--------------------------------------------------------------------------------

     You should retain this Prospectus/Proxy Statement for future reference. It sets forth concisely the information about each Federated Fund that a prospective investor should know before investing. This Prospectus/Proxy Statement is accompanied by the Prospectus of the Federated Fund into which your IAI Fund would be reorganized and that fund's Annual Report to Shareholders, which are incorporated herein by reference. Statements of Additional Information for each Federated Fund (one relating to the Federated Fund's Prospectus and a second one relating to this Prospectus/Proxy Statement), all containing additional information, have been filed with the Securities and Exchange Commission and are incorporated herein by reference. Copies of the Statements of Additional Information may be obtained without charge by writing or calling the Federated Fund at the address and telephone number shown above.

     This Prospectus/Proxy Statement was first mailed to shareholders the week of July 24, 2000.

THE SHARES OFFERED BY THIS PROSPECTUS/PROXY STATEMENT ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES, OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

---------------

5 Please note there are separate Plans, which are substantially similar. For example, IAI Investment Funds VI, Inc. (on behalf of IAI Capital Appreciation Fund, IAI Emerging Growth Fund and IAI Midcap Growth Fund), IAI Investment Funds IV, Inc. (on behalf of IAI Regional Fund), IAI Investment Funds VIII, Inc. (on behalf of IAI Long Term Growth Fund) and IAI Investment Funds II, Inc. (on behalf of IAI Growth Fund) has entered into a Plan with Federated Equity Funds, on behalf of Federated Aggressive Growth Fund, Federated Large Cap Growth Fund, Federated Growth Strategies Fund, and Federated Capital Appreciation Fund. For convenience purposes, only one Plan is referred to in this combined prospectus/proxy statement, and each separate reorganization of an IAI Fund into a Federated Fund is referred to as "the Reorganization." A form of the Plan is attached as Exhibit A. 5 Please note there are separate plans of reorganization, which are substantially similar. For example, IAI Investment Funds VI, Inc. (on behalf of IAI Capital Appreciation Fund, IAI Emerging Growth Fund and IAI Midcap Growth Fund), IAI Investment Funds IV, Inc. (on behalf of IAI Regional Fund), IAI Investment Funds VIII, Inc. (on behalf of IAI Long Term Growth Fund) and IAI Investment Funds II, Inc. (on behalf of IAI Growth Fund) has contracted with Federated Equity Funds, on behalf of Federated Aggressive Growth Fund, Federated Large Cap Growth Fund, Federated Growth Strategies Fund, and Federated Capital Appreciation Fund. For convenience purposes, only one Plan is referred to in this combined prospectus/proxy statement, and each separate reorganization of an IAI Fund into a Federated Fund is referred to as "the Reorganization." A Form of the Plan is attached as Exhibit A.

                                TABLE OF CONTENTS

SUMMARY  ......................................................................1

        About the Proposed Reorganization......................................1

        Comparative Fee Tables.................................................3

                Shareholder Fees..............................................15

        Comparison of Investment Objectives, Policies, Strategies
        and Principal Risks of the IAI Funds and Federated Funds..............16

        Comparison of Potential Risks and Rewards:  Performance Information...44

        Comparison of Operations..............................................58

                Investment Advisory Agreements................................58
                Administrative and Shareholder Services.......................60
                Distribution Services.........................................61
                Purchase, Exchange and Redemption Procedures..................62
                Dividends and Other Distributions.............................65

        Tax Consequences......................................................66

INFORMATION ABOUT THE REORGANIZATION..........................................66

        Agreement Between IAI and Federated Investors for Sale of
        IAI's Mutual Fund Advisory Business...................................66

        Considerations by the Board of Directors of the IAI Funds.............67

        Description of the Plan of Reorganization.............................69

        Description of Federated Fund Shares..................................70

        Federal Income Tax Consequences.......................................70

        Comparative Information on Shareholder Rights and Obligations.........72

        Capitalization........................................................75

INFORMATION ABOUT THE FEDERATED FUNDS AND THE IAI FUNDS.......................77

        Federated Funds.......................................................77

        IAI Funds.............................................................77

VOTING INFORMATION............................................................78

        Outstanding Shares and Voting Requirements............................78

        Other Matters.........................................................86

        Board Recommendation..................................................86

FORM OF AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION - EXHIBIT A.....A-1

                                     SUMMARY

     This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Proxy Statement, the Prospectus and Statement of Additional Information of each Federated Fund, the Prospectus and Statement of Additional Information of each IAI Fund, and the Plan, a form of which is attached to this Prospectus/Proxy Statement as Exhibit A.

ABOUT THE PROPOSED REORGANIZATION

     The Board of Directors of each corporation of which an IAI Fund is a series has voted to recommend approval of the Plan to shareholders of each IAI Fund. Under the Plan, each Federated Fund would acquire all of the assets of the corresponding IAI Fund in exchange for the Federated Fund's shares to be distributed pro rata by the IAI Fund to its shareholders in complete liquidation and dissolution of the IAI Fund (the "Reorganization"). As a result of the Reorganization, each shareholder of an IAI Fund will become the owner of a Federated Fund's shares having a total net asset value equal to the total net asset value of such shareholder's holdings in the IAI Fund on the date of the Reorganization.


     As a condition to the Reorganization, the Federated Fund and the IAI Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Internal Revenue Code of 1986, as amended (the "Code"), so that neither the Federated Fund nor the IAI Fund nor the shareholders of the IAI Fund will recognize any gain or loss on the Reorganization.6 The tax basis of the Federated Fund's shares received by IAI Fund shareholders will be the same as the tax basis of their shares in the IAI Fund. After the acquisition is completed, each IAI Fund will be dissolved.


     In the case of IAI Balanced Fund, IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Money Market Fund, all of which are series of IAI Investment Funds VI, Inc. ("IAI VI"), a vote in favor of the Plan will be considered a vote in favor of an amendment to the Articles of Incorporation of IAI VI required to effect the reorganization. This amendment is necessary under Minnesota law in order to bind the shareholders of these five IAI Funds. The amendment is attached to the form of Plan attached as Exhibit A to this Prospectus/Proxy Statement.

---------------

6 Certain IAI Funds or their shareholders may recognize gain if IAI makes any payments to satisfy certain contingent liabilities of the IAI Fund(s). In addition, shareholders may incur tax liabilities with respect to capital gains distributed to them that are generated from sales of portfolio securities held by an IAI Fund, either before the Reorganization by the IAI Fund or after the Reorganization once those securities are held by the corresponding Federated Fund. See "Federal Income Tax Consequences." All references herein and in the accompanying documents to the Reorganization being "tax-free" or that an IAI Fund or its shareholders "will recognize no gain or loss" or statements of similar import are qualified by the foregoing.

     The following chart shows the Federated Fund into which each IAI Fund would be reorganized if the Reorganization is approved. The chart is arranged alphabetically according to the name of the IAI Fund.


------------------------------------------------------------------------------------------------------------------------------

            IAI Balanced Fund                  Would be reorganized into            Federated Stock and Bond Fund, Inc.
  (a series of IAI Investment Funds VI,                                                       (Class A Shares)
                  Inc.)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
              IAI Bond Fund                    Would be reorganized into                    Federated Bond Fund
(a series of IAI Investment Funds I, Inc.)                                                    (Class A shares)
                                                                              (a series of Federated Investment Series Funds,
                                                                                                   Inc.)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
      IAI Capital Appreciation Fund                                                   Federated Aggressive Growth Fund
         IAI Emerging Growth Fund              Would be reorganized into                      (Class A Shares)
  (each a series of IAI Investment Funds                                            (a series of Federated Equity Funds)
                VI, Inc.)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
             IAI Growth Fund                   Would be reorganized into              Federated Large Cap Growth Fund
  (a series of IAI Investment Funds II,                                                       (Class A Shares)
                  Inc.)                                                             (a series of Federated Equity Funds)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
        IAI Growth and Income Fund             Would be reorganized into           Federated American Leaders Fund, Inc.
  (a series of IAI Investment Funds VII,                                                      (Class A Shares)
                  Inc.)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
          IAI International Fund               Would be reorganized into            Federated International Equity Fund
  (a series of IAI Investment Funds III,                                                      (Class A Shares)
                  Inc.)                                                         (a series of Federated International Series
                                                                                                   Inc.)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
        IAI Long Term Growth Fund                                                     Federated Aggressive Growth Fund
 (a series of IAI Investment Funds VIII,       Would be reorganized into                      (Class A Shares)
                  Inc.)                                                             (a series of Federated Equity Funds)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
          IAI Midcap Growth Fund               Would be reorganized into                      Federated Growth
  (a series of IAI Investment Funds VI,                                                       Strategies Fund
                  Inc.)                                                                       (Class A Shares)
                                                                                    (a series of Federated Equity Funds)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
          IAI Money Market Fund                Would be reorganized into              Automated Cash Management Trust
  (a series of IAI Investment Funds VI,                                                (Institutional Service Shares)
                  Inc.)                                                         (a series of Money Market Obligations Trust)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
            IAI Regional Fund                  Would be reorganized into            Federated Capital Appreciation Fund
  (a series of IAI Investment Funds IV,                                                       (Class A Shares)
                  Inc.)                                                             (a series of Federated Equity Funds)
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------

COMPARATIVE FEE TABLES

     The IAI Funds, like all mutual funds, incur certain expenses in their operations and as a shareholder of an IAI Fund, you pay these expenses indirectly. The Federated Funds also incur expenses in their operations. The expenses include management fees, as well as the costs of maintaining accounts, administration, providing shareholder liaison services and distribution services, and other activities. The following tables compare the expenses paid by the IAI Funds with the expenses that you will incur indirectly as a shareholder of the Federated Fund into which your shares will be exchanged. The tables also include any shareholder fees which are paid directly from your investment. YOU WILL NOT BE CHARGED ANY SALES LOADS FOR ACQUIRING SHARES OF THE FEDERATED FUND IN EXCHANGE FOR SHARES OF THE IAI FUND YOU CURRENTLY OWN, NOR WILL YOU BE CHARGED A FRONT-END SALES LOAD IF YOU WISH TO EXCHANGE OR PURCHASE THE SHARES OF ANY OTHER FEDERATED MUTUAL FUND, ASSUMING YOU MEET THAT FUND'S MINIMUM INVESTMENT REQUIREMENTS. Federated has agreed to waive permanently the initial investment minimum of $25,000 for Automated Cash Management Trust in connection with the Reorganization and any subsequent purchases or exchanges into that Fund by IAI Fund shareholders.

This table describes the fees and expenses of Federated Aggressive Growth Fund Class A Shares for its most recent fiscal year end as well as on a pro forma basis giving effect to the Reorganization, and the fees and expenses of IAI Emerging Growth Fund, IAI Long Term Growth Fund, and IAI Capital Appreciation Fund for each Fund's most recent fiscal year end.


                                                        Federated               IAI
                                                        Aggressive   IAI        Long     IAI            Federated
                                                        Growth       Emerging   Term     Capital        Pro Forma
                                                        Fund         Growth     Growth   Appreciation   Estimated
                                                        (Class A)    Fund       Fund     Fund           Combined

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
     (as a percentage of offering price)................None2        None       None     None           None2

Annual Fund Operating Expenses (Before Waivers)
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................1.00%3       1.25%      1.25%    1.40%         1.00%3
Distribution (12b-1) Fee................................0.25%4       None       None     None          0.25%4
Shareholder Services Fee................................0.25%        None       None     None          0.25%
Other Expenses..........................................1.25%        None       None     None          0.49%
Total Annual Fund Operating Expenses....................2.75%1       1.25%      1.25%    1.40%         1.99%1

-----------------------------------------------------------------------------------------------------------------

1 Although not contractually obligated to do so, the adviser and distributor waived certain amounts. These waivers are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 1999.

Total Waivers of Fund Expenses.............................................0.99%
Total Actual Annual Fund Operating Expenses (after waivers)................1.76%

2 The Fund's Class A shares typically have a maximum sales charge of 5.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

3 The Fund's adviser has voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.26% for the fiscal year ended October 31, 1999.

4 The Fund's Class A Shares did not pay or accrue the distribution (12b-1) fee during the year ended October 31, 1999. Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending October 31, 2000.

This table describes the fees and expenses of Federated American Leaders Fund, Inc. Class A Shares for its most recent fiscal year end as well as on a pro forma basis giving effect to the Reorganization, and the fees and expenses of IAI Growth and Income Fund Shares for its most recent fiscal year end.


                                                        Federated        IAI          Federated
                                                        American         Growth       Pro Forma
                                                        Leaders Fund,    and Income   Estimated
                                                        Inc. (Class A)   Fund         Combined

Shareholder Fees
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).............None1            None         None

Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................0.65%            1.25%        0.65%
Distribution (12b-1) Fee................................None             None         None
Shareholder Services Fee................................0.25%            None         0.25%
Other Expenses..........................................0.26%            None         0.26%
Total Annual Fund Operating Expenses....................1.16%            1.25%        1.16%

-----------------------------------------------------------------------------------------------

1 The Fund's Class A Shares typically have a maximum sales charge of 5.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

This table describes the fees and expenses of Automated Cash Management Trust Institutional Service Shares for its most recent fiscal year end as well as on a pro forma basis giving effect to the Reorganization, and the fees and expenses of the IAI Money Market Fund Shares for its most recent fiscal year end.

<CAPTION

                                                        Federated
                                                        Automated
                                                        Cash
                                                        Management        IAI      Federated
                                                        Trust (Institu-   Money    Pro Forma
                                                        tional Service    Market   Estimated
                                                        Shares)           Fund     Combined

Shareholder Fees........................................None              None     None
Fees Paid Directly From Your Investment

Annual Fund Operating Expenses (Before Waivers)
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................0.50%2            0.60%    0.50%2
Distribution (12b-1) Fee................................None              None     None
Shareholder Services Fee................................0.25%3            None     0.25%3
Other Expenses..........................................0.16%             None     0.16%
Total Annual Fund Operating Expenses....................0.91%1            0.60%    0.91%1

--------------------------------------------------------------------------------------------

1 Although not contractually obligated to do so, the Fund's adviser and shareholder services provider waived certain amounts. These waivers are shown below along with the net expenses the Fund actually paid for the fiscal year ended July 31, 1999.

Total Waivers of Fund Expenses.............................................0.32%
Total Actual Annual Fund Operating Expenses (after waivers)................0.59%

2 The adviser has voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund's Institutional Services Shares (after voluntary waiver) was 0.19% for the fiscal year ended July 31, 1999.

3 The shareholder services provider has voluntarily waived a portion of the shareholder services fee. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Institutional Services Shares (after the voluntary waiver) was 0.24% for the fiscal year ended July 31, 1999.

This table describes the fees and expenses of Federated Bond Fund Class A Shares for its most recent fiscal year end as well as on a pro forma basis giving effect to the Reorganization, and the fees and expenses of IAI Bond Fund Shares for its most recent fiscal year end.


                                                                             Federated
                                                        Federated   IAI      Pro Forma
                                                        Bond Fund   Bond     Estimated
                                                        (Class A)   Fund     Combined

Shareholder Fees
Fees Paid Directly From Your Investment

Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).............None2       None     None2

Annual Fund Operating Expenses (Before Waivers)
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................0.75%3      1.10%6   0.75%3
Distribution (12b-1) Fee................................0.25%4      None     0.25%4
Shareholder Services Fee................................0.25%5      None     0.25%5
Other Expenses..........................................0.22%       None     0.22%
Total Annual Fund Operating Expenses....................1.47%1      1.10%6   1.47%1

--------------------------------------------------------------------------------------

1 Although not contractually obligated to do so, the Fund's adviser, distributor and shareholder services provider waived certain amounts. These waivers are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 1999.

Total Waivers of Fund Expenses.............................................0.41%
Total Actual Annual Fund Operating Expenses (after waivers)................1.06%

2 The Fund's Class A Shares typically have a maximum sales charge of 4.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

3 The adviser has voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.64% for the fiscal year ended October 31, 1999.

4 The Fund's Class A Shares did not pay or accrue the distribution (12b-1) fee during the year ended October 31, 1999. The Fund's Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending October 31, 2000.

5 The shareholder services provider has voluntarily waived a portion of the shareholder services fee. This voluntary waiver can be terminated at any time. The shareholder services fee paid by the Fund's Class A Shares (after the voluntary waiver) was 0.20% for the fiscal year ended October 31, 1999.

6 Actual management fees and total Fund operating expenses were 1.07% for the fiscal year ended November 30, 1999 as a result of fee waivers by IAI. IAI will limit its management fee to 0.90% of average daily net assets through March 31, 2001. Although it has no current intention of doing so, IAI may discontinue this limitation at any time after March 31, 2001, upon 30 days written notice to shareholders.

This table describes the fees and expenses of Federated Capital Appreciation Fund Class A Shares for its most recent fiscal year end as well as on a pro forma basis after giving effect to the Reorganization, and the fees and expenses of IAI Regional Fund Shares for its most recent fiscal year end.


                                                        Federated
                                                        Capital                   Federated
                                                        Appreciation   IAI        Pro Forma
                                                        Fund           Regional   Estimated
                                                        (Class A)      Fund       Combined

Shareholder Fees
Fees Paid Directly from Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).............None2          None       None2

Annual Fund Operating Expenses (Before Waivers)
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................0.75%          1.25%      0.75%
Distribution (12b-1) Fee................................0.25%3         None       0.25%3
Shareholder Services Fee................................0.25%          None       0.25%
Other Expenses..........................................0.27%          None       0.27%
Total Annual Fund Operating Expenses....................1.52%1         1.25%      1.52%1

-------------------------------------------------------------------------------------------

1 Although not contractually obligated to do so, the distributor waived certain amounts. These waivers are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 1999.

Total Waivers of Fund Expenses.............................................0.25%
Total Actual Annual Fund Operating Expenses (after waivers)................1.27%

2 The Fund's Class A Shares typically have a maximum sales charge of 5.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

3 The Fund's Class A Shares did not pay or accrue the distribution (12b-1) fee for the fiscal year ended October 31, 1999. The Fund's Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee for the fiscal year ending October 31, 2000.

This table describes the fees and expenses of Federated Growth Strategies Fund Class A Shares for its most recent fiscal year end as well as on a pro forma basis after giving effect to the Reorganization, and the fees and expenses of IAI Midcap Growth Fund Shares for its most recent fiscal year end.


                                                        Federated
                                                        Growth       IAI      Federated
                                                        Strategies   Midcap   Pro Forma
                                                        Fund         Growth   Estimated
                                                        (Class A)    Fund     Combined

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).............None1        None     None1

Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................0.75%        1.25%    0.75%
Distribution (12b-1) Fee................................None         None     None
Shareholder Services Fee................................0.25%        None     0.25%
Other Expenses..........................................0.24%        None     0.24%
Total Annual Fund Operating Expenses....................1.24%        1.25%    1.24%

---------------------------------------------------------------------------------------

1 The Fund's Class A shares typically have a maximum sales charge of 5.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

This table describes the fees and expenses of Federated International Equity Fund Class A Shares for its most recent fiscal year end as well as on a pro forma basis after giving effect to the Reorganization, and the fees and expenses of IAI International Fund Shares for its most recent fiscal year end.


                                                        Federated                       Federated
                                                        International   IAI             Pro Forma
                                                        Equity Fund     International   Estimated
                                                        (Class A)       Fund            Combined

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).............None1           None            None1

Annual Fund Operating Expenses
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................1.00%           1.70%           1.00%
Distribution (12b-1) Fee................................None            None            None
Shareholder Services Fee................................0.25%           None            0.25%
Other Expenses..........................................0.42%           0.07%2          0.42%
Total Annual Fund Operating Expenses....................1.67%           1.77%           1.67%

-------------------------------------------------------------------------------------------------

1 The Fund's Class A shares typically have a maximum sales charge of 5.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

2  "Other expenses" consist solely of interest expense.

This table describes the fees and expenses of Federated Large Cap Growth Fund Class A Shares for its most recent fiscal year end as well as on a pro forma basis after giving effect to the Reorganization, and the fees and expenses of IAI Growth Fund Shares for its most recent fiscal year end.


                                                        Federated              Federated
                                                        Large Cap     IAI      Pro Forma
                                                        Growth Fund   Growth   Estimated
                                                        (Class A)     Fund     Combined

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).............None2          None    None2

Annual Fund Operating Expenses (Before Waivers)
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management
Fee.....................................................0.75%3         1.25%   0.75%3
Distribution (12b-1) Fee................................0.25%4         None    0.25%4
Shareholder Services Fee................................0.25%          None    0.25%
Other Expenses..........................................0.59%          None    0.59%
Total Annual Fund Operating Expenses....................1.84%1         1.25%   1.84%1

----------------------------------------------------------------------------------------

1 Although not contractually obligated to do so, the adviser and distributor waived certain amounts. These waivers are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 1999.

Total Waivers of Fund Expenses.............................................0.64%
Total Actual Annual Fund Operating Expenses (after waivers)................1.20%

2 The Fund's Class A shares typically have a maximum sales charge of 5.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

3 The Fund's adviser has voluntarily waived a portion of the management fee. The adviser can terminate this voluntary waiver at any time. The management fee paid by the Fund (after the voluntary waiver) was 0.36% for the year ended October 31, 1999.

4 The Fund's Class A Shares did not pay or accrue the distribution (12b-1) fee during the year ended October 31, 1999. The Fund's Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending October 31, 2000.

This table describes the fees and expenses of Federated Stock and Bond Fund, Inc. Class A Shares for its most recent fiscal year end as well as on a pro forma basis after giving effect to the Reorganization, and the fees and expenses of IAI Balanced Fund Shares for its most recent fiscal year end.


                                                        Federated                   Federated
                                                        Stock and        IAI        Pro Forma
                                                        Bond Fund,       Balanced   Estimated
                                                        Inc. (Class A)   Fund       Combined

Shareholder Fees
Fees Paid Directly From Your Investment
Maximum Sales Charge (Load) Imposed on Purchases
        (as a percentage of offering price).............None2            None       None2

Annual Fund Operating Expenses (Before Waivers)
Expenses That are Deducted From Fund Assets
        (as a percentage of average net assets)

Management Fee..........................................0.73%            1.25%      0.73%
Distribution (12b-1) Fee................................0.25%3           None       0.25%3
Shareholder Services Fee................................0.25%            None       0.25%
Other Expenses..........................................0.27%            0.01%4     0.27%
Total Annual Fund Operating Expenses....................1.50%1           1.26%      1.50%1

---------------------------------------------------------------------------------------------

1 Although not contractually obligated to do so, the Fund's distributor waived certain amounts. These waivers are shown below along with the net expenses the Fund actually paid for the fiscal year ended October 31, 1999.

Total Waivers of Fund Expenses.............................................0.25%
Total Actual Annual Fund Operating Expenses (after waivers)................1.25%

2 The Fund's Class A shares typically have a maximum sales charge of 5.50%. However, you will not be charged a sales charge when receiving your Federated Fund shares in connection with the Reorganization nor will you be charged a sales charge if you decide to exchange your shares of the Federated Fund for another Federated mutual fund or purchase additional shares of any Federated mutual fund.

3 The Fund's Class A Shares did not pay or accrue the distribution (12b-1) fee during the year ended October 31, 1999. The Fund's Class A Shares have no present intention of paying or accruing the distribution (12b-1) fee during the fiscal year ending October 31, 2000.

4  "Other expenses" consist solely of interest expense.

EXAMPLES

     The following Examples are intended to help you compare the cost of investing in the IAI Fund whose shares you currently own with the cost of investing in the Federated Fund into which your IAI Fund will be reorganized if the proposed Reorganization is approved.

The Examples assume that you invest $10,000 in each fund for the time periods indicated and then redeem all of your Shares at the end of those periods. Each Example assumes that you invest $10,000 in the Federated Fund after the transfer of assets from the IAI Fund into the Federated Fund. Each Example assumes that your investment has a 5% return each year and that the Federated Fund, IAI Fund and each estimated Pro Forma Combined operating expenses are before waivers as shown above in the table and remain the same.* Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated American Leaders Fund, Inc...................        $118          $368           $638          $1,409
IAI Growth and Income Fund.............................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $118          $368           $638          $1,409

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------


Automated Cash Management Trust........................        $93           $290           $504          $1,120
IAI Money Market Fund..................................        $61           $192           $335          $750
Pro Forma Combined.....................................        $93           $290           $504          $1,120

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Bond Fund....................................        $150          $465           $803          $1,757
IAI Bond Fund..........................................        $112          $350           $606          $1,340
Pro Forma Combined.....................................        $150          $465           $803          $1,757

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Capital Appreciation Fund....................        $155          $480           $829          $1,813
IAI Regional Fund......................................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $155          $480           $829          $1,813

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Growth Strategies Fund.......................        $126          $393           $681          $1,500
IAI Midcap Growth Fund.................................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $126          $393           $681          $1,500

                                       13


                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated International Equity Fund....................        $170          $526           $907          $1,976
IAI International Fund.................................        $180          $557           $959          $2,084
Pro Forma Combined.....................................        $170          $526           $907          $1,976

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Large Cap Growth Fund........................        $187          $579           $996          $2,159
IAI Growth Fund........................................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $187          $579           $996          $2,159

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Stock and Bond Fund, Inc.....................        $153          $474           $818          $1,791
IAI Balanced Fund......................................        $128          $400           $692          $1,523
Pro Forma Combined.....................................        $153          $474           $818          $1,791

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Aggressive Growth Fund.......................        $278          $853           $1,454        $3,080
IAI Emerging Growth Fund...............................        $127          $397           $686          $1,511
IAI Long Term Growth Fund..............................        $127          $397           $686          $1,511
IAI Capital Appreciation Fund..........................        $143          $443           $766          $1,680
Pro Forma Combined.....................................        $202          $624           $1,073        $2,317

---------------
* The  following  Examples show your actual costs AFTER WAIVERS of the Federated Funds that have expense waivers:

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated American Leaders Fund, Inc...................        $118          $368           $638          $1,409
IAI Growth and Income Fund.............................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $118          $368           $638          $1,409

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Automated Cash Management Trust........................        $60           $189           $329          $738
IAI Money Market Fund..................................        $61           $192           $335          $750
Pro Forma Combined.....................................        $60           $189           $329          $738

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Bond Fund....................................        $108          $337           $585          $1,294
IAI Bond Fund..........................................        $109          $340           $590          $1,306
Pro Forma Combined.....................................        $108          $337           $585          $1,294

                                       14


                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Capital Appreciation Fund....................        $129          $403           $697          $1,534
IAI Regional Fund......................................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $129          $403           $697          $1,534

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Growth Strategies Fund.......................        $126          $393           $681          $1,500
IAI Midcap Growth Fund.................................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $126          $393           $681          $1,500

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Large Cap Growth Fund........................        $122          $381           $660          $1,455
IAI Growth Fund........................................        $127          $397           $686          $1,511
Pro Forma Combined.....................................        $122          $381           $660          $1,455

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Stock and Bond Fund, Inc.....................        $127          $397           $686          $1,511
IAI Balanced Fund......................................        $128          $400           $692          $1,523
Pro Forma Combined.....................................        $127          $397           $686          $1,511

                                                               1 year        3 years        5 years       10 years
                                                               ----------    -----------    ----------    ------------

Federated Aggressive Growth Fund.......................        $179          $554           $954          $2,073
IAI Emerging Growth Fund...............................        $127          $397           $686          $1,511
IAI Long Term Growth Fund..............................        $127          $397           $686          $1,511
IAI Capital Appreciation Fund..........................        $143          $443           $766          $1,680
Pro Forma Combined.....................................        $163          $505           $871          $1,900

SHAREHOLDER FEES
----------------

     The following table shows the fees you pay directly as a shareholder of the Federated Funds for certain services, such as wiring money to or from your account, maintaining an IRA account, using a debit card, and obtaining historical account information. You are not currently charged any of the fees reflected below in connection with your investment in the IAI Funds.

          IRA FEES*                                         $15
          (charged annually)
          DEBIT CARD FEES**                                 $10
          (charged annually)
          TRANSCRIPT FEES**                                  $2
          (only applies to any history
          files that have been purged)
          INTERNATIONAL WIRE FEES**                         $25

*The fee is $15 for each type of IRA registered under the same Social Security or Tax Identification Number. For example, if you have an Individual IRA and a Rollover IRA, the fee is $15; if you have an Individual IRA and an Education IRA, the charge is $30.
**Optional service

COMPARISON OF INVESTMENT OBJECTIVES, POLICIES, STRATEGIES AND PRINCIPAL RISKS OF THE IAI FUNDS AND FEDERATED FUNDS

     This section contains tables comparing the investment objectives, policies, strategies and the principal risks of investing of the IAI Fund and the Federated Fund into which it would be reorganized. The tables are arranged alphabetically according to the name of the Federated Fund. In addition to the policies and strategies set forth below, each Federated Fund and each IAI Fund is subject to certain additional investment policies and limitations, described in their respective Statements of Additional Information. Reference is hereby made to the Prospectus and Statement of Additional Information of each Federated Fund, and to the Prospectus and Statement of Additional Information of each IAI Fund, which set forth in full the investment objectives, policies, strategies, limitations and risks of each Federated Fund and each IAI Fund, all of which are incorporated herein by reference thereto.

--------------------------------------------------------------------------------------------------------
IAI EMERGING GROWTH FUND                        FEDERATED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide long-term capital appreciation.      To provide appreciation of capital.

PRINCIPAL INVESTMENTS:                          PRINCIPAL INVESTMENTS:

IAI Emerging Growth Fund invests primarily      Federated Aggressive Growth Fund pursues its
in common stocks of small emerging and          investment objective by investing in equity
medium-sized U.S. companies that the Fund's     securities of companies offering superior
adviser believes have above-average             prospects for earnings growth.  The Fund is not
prospects for growth.  These companies are      restricted to specific market capitalization
expected to show earnings growth over time      requirements.  The Fund may also invest
that is well above the growth rate of the       in American Depositary Receipts, which represent
overall economy and the rate of inflation.      interests in underlying securities issued by a
The Fund invests at least 65% of its total      foreign company, but which are traded
assets in stocks of emerging growth companies   in the United States.
with market capitalizations of $2 billion or
less at the time of investment.

INVESTMENT STYLE:                               INVESTMENT STYLE:

The Fund's investment style is substantially    The Fund invests primarily for growth by targeting
similar to that of the Federated Aggressive     equity securities with superior growth prospects.
Growth Fund.

INVESTMENT STRATEGIES:                          INVESTMENT STRATEGIES:

The Fund focuses on companies with:  superior   The Fund limits its exposure to each business
performance records; solid market positions;    sector that comprises the Standard & Poor's
strong balance sheets; and management           500 Index ("S&P 500") by limiting its
teams that, in the opinion of the Fund's        allocation to a sector to 300% of S&P 500's
adviser, are capable of sustaining growth.      allocation to that sector or 30% of the total
                                                portfolio, whichever is greater.  The Fund's

--------------------------------------------------------------------------------------------------------

                                       16


--------------------------------------------------------------------------------------------------------

PRINCIPAL RISKS:                                approach with respect to its analysis of
                                                securities, market capitalization, and
The principal risks of investing in the IAI     sector allocation is designed to produce a
Emerging Growth Fund are substantially the      portfolio of stocks whose long-term growth
same as those of the Federated Aggressive       prospects are significantly above those of
Growth Fund, except that the IAI Emerging       the S&P 500.
Growth Fund is not subject, as a principal
risk, to the risks of foreign investing.        Using its own quantitative process, the Fund's
                                                adviser rates the future performance potential
                                                of companies.  The adviser evaluates each
                                                company's earnings quality in light of their
                                                current valuation to narrow the list of
                                                attractive companies.  The adviser then evaluates
                                                product positioning, management quality and
                                                sustainability of current growth trends of those
                                                companies.  Using this type of fundamental analysis,
                                                the adviser selects the most promising companies
                                                for the Fund's portfolio.

                                                The Fund may attempt to manage market risk by buying
                                                and selling financial futures and options.  This may
                                                include the purchase of index futures contracts as a
                                                substitute for direct investments in stocks.  It may
                                                also include the purchase and sale of options to
                                                protect against general declines in small capitalization
                                                stocks economically.

                                                PRINCIPAL RISKS:

                                                Federated Aggressive Growth Fund is subject to the
                                                following principal risks:

                                                o   STOCK MARKET RISKS. The value of equity securities
                                                    in the Fund's portfolio will fluctuate and, as a
                                                    result, the Fund's share price may decline suddenly
                                                    or over a sustained period of time.

                                                o   LIQUIDITY RISKS. The equity securities in which
                                                    the Fund invests may be less readily marketable and
                                                    may  be subject to greater fluctuation in price than
                                                    other securities.  Consequently, the Fund may have to
                                                    accept a lower price to sell a security, sell other
                                                    securities to raise cash or give up an investment
                                                    opportunity, any of which could have a negative effect
                                                    on the Fund's performance.

                                                o   RISKS RELATED TO COMPANY SIZE. Because the smaller
                                                    companies in which the Fund may invest may
                                                    have unproven track records, a limited product or
                                                    service base and limited access to capital, they may
                                                    be more likely to fail than larger companies.

                                                o   SECTOR RISKS. As the Fund's adviser allocates
                                                    more of the Fund's portfolio holdings to a particular
                                                    sector, the Fund's performance will be more susceptible
                                                    to any economic, business or other developments which
                                                    generally affect that sector.
--------------------------------------------------------------------------------------------------------

                                       17


--------------------------------------------------------------------------------------------------------

                                                o   RISKS OF FOREIGN INVESTING. Because the Fund
                                                    invests in securities issued by foreign companies, the
                                                    Fund's share price may be more affected by foreign
                                                    economic and political conditions, taxation policies
                                                    and accounting and auditing standards than would
                                                    otherwise be the case.

                                                o   RISKS RELATED TO INVESTING FOR GROWTH. The growth
                                                    growth stocks in which the Fund invests are typically
                                                    more volatile than value stocks and may depend more
                                                    on price changes than dividends for returns.
--------------------------------------------------------------------------------------------------------

                                       18


--------------------------------------------------------------------------------------------------------
IAI LONG TERM GROWTH FUND                       FEDERATED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide long-term capital appreciation.      To provide appreciation of capital.

PRINCIPAL INVESTMENTS:                          PRINCIPAL INVESTMENTS:

IAI Long Term Growth Fund invests primarily     Federated Aggressive Growth Fund pursues its
in common stocks of small emerging U.S.         investment objective by investing in equity
companies that the Fund's adviser believes      securities of companies offering superior
have above-average prospects for growth.        prospects for earnings growth.  The Fund
These companies are expected to show            is  not restricted to specific market
earnings growth over time that is well          capitalization requirements.  The Fund
above the growth rate of the overall            may also invest in American Depositary
economy and the rate of inflation. The          Receipts, which represent interests in
Fund invests at least 65% of its total          underlying securities issued by a foreign
assets in stocks of companies with market       company, but which are traded in the
capitalizations of $1 billion or less at        United States.
the time of investment.
                                                INVESTMENT STYLE:
INVESTMENT STYLE:
                                                The Fund invests primarily for growth by
The Fund's investment style is substantially    targeting equity securities with superior
similar to that of the Federated Aggressive     growth prospects.
Growth Fund.
                                                INVESTMENT STRATEGIES:
INVESTMENT STRATEGIES:
                                                The Fund limits its exposure to each business
In general, the Fund generally focuses on       sector that comprises the Standard & Poor's
companies with superior performance records;    500 Index ("S&P 500") by limiting its
solid market positions; strong balance          allocation to a sector to 300% of S&P 500's
sheets; and management teams that are           allocation to that sector or 30% of the total
capable of sustaining growth.                   portfolio, whichever is greater.  The Fund's
                                                approach with respect to its analysis of
Prior to the IAI Board of Directors'            securities, market capitalization, and sector
approval of the change in the name of           allocation is designed to produce a
the IAI Value Fund to the IAI Long Term         portfolio of stocks whose long-term growth
Growth Fund and certain changes to the          prospects are significantly above those of
Fund's non-fundamental investment               the S&P 500.
limitations, the Fund had the following
principal investments, investment style         Using its own quantitative process, the
and investment strategies:                      Fund's adviser rates the future performance
                                                potential of companies.  The adviser evaluates
PRINCIPAL INVESTMENTS:                          each company's earnings quality in light of
                                                their current valuation to narrow the list
IAI Value Fund invested primarily in            of attractive companies.  The adviser then
common stocks of U.S. companies that            evaluates product positioning, management
the Fund's adviser believed were                quality and sustainability of current
undervalued and offered opportunities           growth trends of those companies.  Using
for capital growth.  The Fund generally         this type of fundamental analysis, the
invested in small companies with market         adviser selects the most promising
capitalizations of less than $1 billion         companies for the Fund's portfolio.
at the time of purchase.
                                                The Fund may attempt to manage market risk
INVESTMENT STYLE:                               by buying and selling financial futures and
                                                options.  This may include the purchase of
The Fund invested for value by investing        index futures contracts as a substitute for
in equity securities of companies that          direct investments in stocks.  It may also
the Fund's adviser believed were                include the purchase and sale of options to
undervalued while offering opportunities        protect against general declines in small
for capital growth.                             capitalization stocks economically.
--------------------------------------------------------------------------------------------------------

                                       19


--------------------------------------------------------------------------------------------------------

INVESTMENT STRATEGIES:                          PRINCIPAL RISKS:

The Fund invested in common stocks of           Federated Aggressive Growth Fund is subject
companies which had been unpopular for          to the following principal risks:
some time, but where recent developments
suggested the possibility of improved           o       STOCK MARKET RISKS. The value of
operating results; which the Fund's                     equity securities in the Fund's
adviser believed had temporarily fallen                 portfolio will fluctuate and, as
out of favor for non-recurring or                       a result, the Fund's share price
short-term reasons; or which appeared                   may decline suddenly or over a
undervalued in relation to securities                   sustained period of time.
of other companies in the same industry.
In selecting investments, the Fund              o       LIQUIDITY RISKS. The equity securities
generally focused on companies with                     in which the Fund invests may be less
strong competitive positions, high                      readily marketable and may be subject
levels of discretionary cash flow, and                  to greater fluctuation in price than
solid financial characteristics.                        other securities.  Consequently, the
                                                        Fund may have to accept a lower price
PRINCIPAL RISKS:                                        to sell a security, sell other
                                                        securities to raise cash or give
The principal risks of investing in the                 up an investment opportunity, any
IAI Long Term Growth Fund are                           of which could have a negative
substantially the same as those of                      effect on the Fund's performance.
the Federated Aggressive Growth Fund,
except that the IAI Long Term Growth            o       RISKS RELATED TO COMPANY SIZE.
Fund is not subject, as a principal                     Because the smaller companies in
risk, to the risks of foreign investing.                which the Fund may invest may have
                                                        unproven track records, a limited
Prior to the IAI Board of Directors'                    product or service base and limited
approval of the change in the name of                   access to capital, they may be more
the IAI Value Fund to the IAI Long Term                 likely to fail than larger companies.
Growth Fund and certain changes to the
Fund's non-fundamental investment               o       SECTOR RISKS. As the Fund's adviser
limitations, the principal risks of                     allocates more of the Fund's portfolio
investing in the IAI Long Term Growth                   holdings to a particular sector, the
Fund were substantially similar to those                Fund's performance will be more
of the Federated Aggressive Growth Fund,                susceptible to any economic, business
except that IAI Long Term Growth Fund                   or other developments which generally
invested principally in value stocks                    affect that sector.
rather than growth stocks.  As a result,
rather than having the risks related to         o       RISKS OF FOREIGN INVESTING. Because
investing for growth described for                      the Fund invests in securities issued
Federated Aggressive Growth Fund, the                   by foreign companies, the Fund's share
IAI Long Term Growth Fund had the                       price may be more affected by foreign
following additional risks:                             economic and political conditions,
                                                        taxation policies and accounting and
o       RISKS OF VALUE STOCKS.   In                     auditing standards than would otherwise
        selecting these value stocks,                   be the case.
        the Fund's adviser will be
        exercising opinions and                 o       RISKS RELATED TO INVESTING FOR GROWTH.
        judgments which may be contrary                 The growth stocks in which the Fund
        to those of the majority of                     invests are typically more volatile
        investors. There is a risk that                 than value stocks and may depend more
        the judgment of the majority may                on price changes than dividends for
        be correct, in which case the                   returns.
        Fund may incur losses, or its
        profits may be limited. Even if
        the adviser's judgment is correct,
        there may be a long delay before
        the security increases in value,
        in which case capital invested
        by the Fund may be nonproductive
        for an extended period of time.
--------------------------------------------------------------------------------------------------------

                                       20


--------------------------------------------------------------------------------------------------------
IAI CAPITAL APPRECIATION FUND                   FEDERATED AGGRESSIVE GROWTH FUND
--------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide long-term capital appreciation.      To provide appreciation of capital.

PRINCIPAL INVESTMENTS:                          PRINCIPAL INVESTMENTS:

IAI Capital Appreciation Fund invests           Federated Aggressive Growth Fund pursues
primarily in common stocks of small             its investment objective by investing in
emerging U.S. companies that the Fund's         equity securities of companies offering
adviser believes have above-average             superior prospects for earnings growth.
prospects for growth.  These companies          The Fund is not restricted to specific
are expected to show earnings growth            market capitalization  requirements.  The
over time that is well above the growth         Fund may also invest in American
rate of the overall economy and the rate        Depositary Receipts, which represent
of inflation. The Fund invests at least         interests in underlying securities issued by
65% of its total assets in stocks of            a foreign company, but which are traded
companies with market capitalizations           in the United States.
of $1 billion or less at the time of
investment.                                     INVESTMENT STYLE:

INVESTMENT STYLE:                               The Fund invests primarily for growth by
                                                targeting equity securities with superior
The Fund's investment style is                  growth prospectus.
substantially similar to that of
the Federated Aggressive Growth Fund.           INVESTMENT STRATEGIES:

INVESTMENT STRATEGIES:                          The Fund limits its exposure to each
                                                business sector that comprises the Standard &
In general, the Fund focuses on companies       Poor's 500 Index ("S&P 500") by limiting its
with superior performance records; solid        allocation to a sector to 300% of the S&P
market positions; strong balance sheets;        500's allocation to that sector or 30% of
and management teams that are capable of        the total portfolio, whichever is greater.
sustaining growth.                              The Fund's approach with respect to its
                                                analysis of securities, market capitalization,
PRINCIPAL RISKS:                                and sector allocation are designed to produce a
                                                portfolio of stocks whose long-term growth
The principal risks of investing in the         prospects are significantly above those of
IAI Capital Appreciation Fund are               the S&P 500.
substantially the same as those of the
Federated Aggressive Growth Fund,               Using its own quantitative process, the
except that the IAI Capital Appreciation        Fund's adviser rates the future performance
Fund is not subject, as a principal             potential of companies.  The adviser evaluates
risk, to the risks of foreign investing.        each company's earnings quality in light of
                                                their current valuation to narrow the list
                                                of attractive companies.  The adviser then
                                                evaluates product positioning, management
                                                quality and sustainability of current growth
                                                trends of those companies.  Using this type of
                                                fundamental analysis, the adviser selects the
                                                most promising companies for the Fund's portfolio.

                                                The Fund may attempt to manage market risk by buying
                                                and selling financial futures and options.  This may
                                                include the purchase of index futures contracts as a
                                                substitute for direct investments in stocks.  It may
                                                also include the purchase and sale of options to
                                                protect against general declines in small
                                                capitalization stocks economically.

                                                PRINCIPAL RISKS:

                                                Federated Aggressive Growth Fund is subject to the
                                                following principal risks:
--------------------------------------------------------------------------------------------------------

                                       21


--------------------------------------------------------------------------------------------------------

                                                o   STOCK MARKET RISKS. The value of equity securities
                                                    in the Fund's portfolio will fluctuate and,
                                                    as a result, the Fund's share price may decline
                                                    suddenly or over a sustained period of time.

                                                o   LIQUIDITY RISKS. The equity securities in which
                                                    the Fund invests may be less readily marketable and
                                                    may be subject to greater fluctuation in price than
                                                    other securities.  Consequently, the Fund may have to
                                                    accept a lower price to sell a security, sell other
                                                    securities to raise cash or give up an investment
                                                    opportunity, any of which could have a negative effect
                                                    on the Fund's performance.

                                                o   RISKS RELATED TO COMPANY SIZE. Because the smaller
                                                    companies in which the Fund may invest may have
                                                    unproven track records, a limited product or service
                                                    base and limited access to capital, they may be more
                                                    likely to fail than larger companies.

                                                o   SECTOR RISKS. As the Fund's adviser allocates more
                                                    of the Fund's portfolio holdings to a particular
                                                    sector, the Fund's performance will be more
                                                    susceptible to any economic, business or other
                                                    developments which generally affect that sector.

                                                o   RISKS OF FOREIGN INVESTING. Because the Fund
                                                    invests in securities issued by foreign companies,
                                                    the Fund's share price may be more affected by foreign
                                                    economic and political conditions, taxation policies
                                                    and accounting and auditing standards than would
                                                    otherwise be the case.

                                                o   RISKS RELATED TO INVESTING FOR GROWTH. The growth
                                                    stocks in which the Fund invests are typically more
                                                    volatile than value stocks and may depend more on
                                                    price changes than dividends for returns.
--------------------------------------------------------------------------------------------------------

                                       22


----------------------------------------------------------------------------------------------
IAI GROWTH AND INCOME FUND                      FEDERATED AMERICAN LEADERS FUND, INC.
----------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

Primary objective is capital                    To seek growth of capital and of
appreciation and secondary objective            income by concentrating the area of
is income.                                      investment decision in the securities
                                                of high quality companies.

PRINCIPAL INVESTMENTS:                          PRINCIPAL INVESTMENTS:

The IAI Growth and Income Fund                  Federated American Leaders Fund,
invests primarily in common stocks              Inc. invests primarily in equity
of U.S.companies with market                    securities of large capitalization
capitalizations of $3 billion or                companies that are in the top 25%
more at the time of investment.                 of their industry sectors in terms
The Fund generally selects from                 of revenues, are characterized by
the universe of companies included              sound management and have the ability
in the Standard & Poor's 500 Index              to finance expected growth.  The Fund
("S&P 500").                                    invests at least 65% of its assets
                                                in a portfolio of equity securities
INVESTMENT STYLE:                               issued by the 100 companies selected
                                                from "The Leaders List."  The Leaders
The Fund follows the approach of                List is a trade name that represents a
purchasing stocks in growing                    list of 100 blue chip companies selected
companies at a reasonable price,                by the Fund's adviser and consists of
also known in the investment world              leading companies in their industries
as GARP.                                        determined in terms of sales earnings
                                                and/or market capitalizations.
INVESTMENT STRATEGIES:
                                                The Fund may also invest in ADRs, which
The Fund evaluates each company to              represent interests in underlying
determine its historical and projected          securities issued by a foreign company,
growth rates, the financial risk of the         but which are traded in the United States.
company (including its level of debt            The Fund invests primarily in the ADRs
and liquidity), and the current and             of companies with significant operations
expected market valuation of the firm.          within the United States.
The Fund uses qualitative factors such
as market share, quality of                     INVESTMENT STYLE:
management, profitability trends,
product strategies and volatility of            The Fund uses the value style of investing,
earnings.  As a result of this process,         selecting securities of companies which are
the Fund's portfolio is generally               trading at discounts to their historic
comprised of approximately 70 to 90             relationship to the market as well as to
securities.  The Fund will not deviate          their expected growth.
significantly from the sectors or
categories of businesses included in the        INVESTMENT STRATEGIES:
Standard & Poor's 500 Index.
                                                The Fund diversifies its investments,
PRINCIPAL RISKS:                                limiting its risk exposure with respect
                                                to individual securities and industry
The principal risks of investing in             sectors. In determining the amount to
the IAI Growth and Income Fund are              invest in a security, and in order to
substantially similar to those of               manage sector risk, the Fund attempts
the Federated American Leaders Fund,            to limit its exposure to each major
Inc., except that the IAI Growth and            sector in the Standard & Poor's 500
Income Fund is not subject to the risks         Index, as a general matter, to not
of investing in American Depositary             less than 50% nor more than 200% of the
Receipts ("ADRs").  In addition, the IAI        Index's allocation to that sector.
Growth and Income Fund uses the "growth"
style of investing rather than the "value"      The Fund's adviser performs traditional
style, and is thus subject to the following     fundamental analysis to select securities
principal risk:                                 for the Fund that exhibit the most
                                                promising long-term value for the Fund's
o   RISKS OF GROWTH STOCKS. The Fund            portfolio. In selecting securities, the
    invests primarily in stocks of companies    Fund's adviser focuses on the current
    that the Fund's adviser believes have       financial condition of the issuing company,
    above-average prospects for growth. If      in addition to examining each issuer's
    the adviser incorrectly assesses a          business and product strength, competitive
    company's prospects for growth, or if its   position, and management expertise. Further,
    judgment about how other investors will     the adviser considers current economic,
    value the company's growth is wrong,        financial market and industry factors,
    then the price of the company's stock may   which may affect the issuing company.
--------------------------------------------------------------------------------------------------------

                                       23


--------------------------------------------------------------------------------------------------------

decrease, or it may not increase to             To determine the timing of purchases and
the level that the adviser had anticipated.     sales of portfolio securities, the Fund's
                                                adviser looks at recent stock price
                                                performance and the direction of
                                                current fiscal year earnings estimates of
                                                various companies.

                                                PRINCIPAL RISKS:

                                                Federated American Leaders Fund, Inc. is
                                                subject to the following principal risks:

                                                o   STOCK MARKET RISKS. The value of
                                                    equity securities in the Fund's portfolio
                                                    will fluctuate and, as a result, the Fund's
                                                    share price may decline suddenly or over a
                                                    sustained period of time.

                                                o   RISKS RELATING TO INVESTING FOR VALUE.
                                                    Due to the Fund's value style of investing, the
                                                    Fund's share price may lag that of other funds
                                                    using a different investment style. Due to their
                                                    relatively low valuations, value stocks are
                                                    typically less volatile than growth stocks. For
                                                    instance, the price of a value stock may
                                                    experience a smaller increase on a forecast of
                                                    higher earnings, a positive fundamental
                                                    development, or positive market development.
                                                    Further, value stocks tend to have higher
                                                    dividends than growth stocks. This means they
                                                    depend less on price changes for returns and
                                                    may lag behind growth stocks in an up market.

                                                o   SECTOR RISK. Because the Fund may allocate
                                                    relatively more of its assets to one or more
                                                    industry sectors comprising the Standard and
                                                    Poor's 500 Index than to other sectors of the
                                                    Index, the Fund's performance will be more
                                                    susceptible to any developments which affect
                                                    the sectors emphasized by the Fund.

                                                o   RISKS OF INVESTING IN ADRs. Because the
                                                    Fund may invest in ADRs issued by foreign
                                                    foreign companies, the Fund's share price
                                                    price may be more affected by foreign
                                                    economic and political conditions, taxation
                                                    policies and accounting and auditing standards
                                                    than would otherwise be the case.
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IAI MONEY MARKET FUND                           AUTOMATED CASH MANAGEMENT TRUST
-----------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide shareholders with a                  To provide stability of principal
high level of current income                    and current income consistent with
consistent with the preservation                stability of principal.
of capital and liquidity.
                                                PRINCIPAL INVESTMENTS:
The IAI Money Market Fund's principal
investments and investment policies             Automated Cash Management Trust invests
and strategies are substantially                primarily in a portfolio of high quality
similar to those of Automated Cash              fixed income securities, issued by banks,
Management Trust, except that the IAI           corporations, and the U.S. Government, maturing
Money Market Fund does not invest in            in 397 days or less.  The Fund's investments
asset-backed securities.                        may include demand instruments, commercial paper,
                                                bank instruments, asset backed securities and
PRINCIPAL RISKS:                                repurchase agreements.

The principal risks of investing in             INVESTMENT STRATEGIES:
the IAI Money Market Fund are
substantially the same as those of              The Fund's adviser actively manages
Automated Cash Management Trust.                the Fund's portfolio, seeking to limit
                                                the credit risk taken by the Fund and
                                                select investments with enhanced yields.
                                                The adviser performs a fundamental credit
                                                analysis to develop an approved list of
                                                issuers and securities that meet the adviser's
                                                standard for minimal credit risk.  The Fund's
                                                adviser targets an average portfolio maturity
                                                based upon its interest rate outlook, by
                                                analyzing various factors, such as current and
                                                expected U.S. economic growth; current and
                                                expected interest rates and inflation; and the
                                                Federal Reserve's monetary policy.

                                                MATURITY:

                                                The dollar-weighted average maturity of the
                                                Fund's portfolio will be 90 days or less.
                                                The Fund's adviser generally shortens the
                                                portfolio's maturity when it expects interest
                                                rates to rise and extends the maturity when it
                                                expects interest rates to fall.

                                                PRINCIPAL RISKS:

                                                Automated Cash Management Trust is subject to
                                                the following principal risks:

                                                o   INTEREST RATE RISK. Prices of fixed income
                                                    securities generally fall when interest rates
                                                    rise.  Interest rate changes have a greater
                                                    effect on the price of fixed income securities
                                                    with longer durations.  The Fund minimizes
                                                    this risk by purchasing short-term securities.

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                                       25

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                                                o   CREDIT RISKS. There is a possibility that
                                                    issuers of securities in which the Fund may
                                                    invest may default in the payment of interest
                                                    or principal on the securities when due, which
                                                    would cause the Fund to lose money.

                                                o   SECTOR RISKS.  A substantial part of the Fund's
                                                    portfolio may be comprised of securities that
                                                    are credit enhanced by banks or companies with
                                                    similar characteristics.  As a result, the Fund
                                                    may be more susceptible to any economic, business,
                                                    political or other developments which generally
                                                    affect these entities.
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-----------------------------------------------------------------------------------------------
IAI BOND FUND                                   FEDERATED BOND FUND
-----------------------------------------------------------------------------------------------
INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide shareholders with a                  To provide as high a level of current income
high level of current income                    as is consistent with the preservation of capital.
consistent with preservation of
capital.                                        PRINCIPAL INVESTMENTS:

PRINCIPAL INVESTMENTS:                          Under normal market conditions, the
                                                Federated Bond Fund invests at least
The IAI Bond Fund's principal                   65% of the value of its total assets
investments are substantially                   in a diversified portfolio of domestic
similar to those in the Federated               investment grade debt securities,
Bond Fund, except for the following:            including corporate debt securities and
                                                U.S. government obligations. Investment
   o  Although the Fund generally does          grade debt securities are rated in one
      not purchase common stocks directly,      of the four highest categories (BBB or
      it may invest up to 10% of its net        higher) by a nationally recognized
      assets in convertible securities and      statistical rating organization (NRSRO),
      preferred stock.                          or if unrated, of comparable quality
   o  The Fund does not expect to invest        as determined by the Fund's adviser.
      more than 25% of its total assets in
      foreign securities, or more than 15%      The Fund may invest up to 35% of its
      of its total assets in non-dollar         portfolio in non-investment grade fixed
      denominated foreign securities.           income securities, which are rated BB
      The Federated Bond Fund, in contrast,     or lower by an NRSRO. The Fund may
      may invest up to 35% of its total         invest in non-investment grade securities
      assets in foreign corporate debt          primarily by investing in another
      securities.  The Fund currently does      investment company (which is not available
      not invest in non-dollar-denominated      for general investment by the public) that
      foreign securities.                       owns those securities and that is advised by
   o  The Fund may invest up to 15% of          an affiliate of the Fund's adviser.
      its total assets in securities rated
      lower than investment grade at the        The Fund's adviser may invest up to 35%
      time of purchase; the Fund will not       of the Fund's total assets in
      invest in non-investment grade fixed      dollar-denominated corporate debt securities
      income securities rated lower than        of companies based outside the United States,
      B by Moody's Investors Service, Inc.      to diversify the Fund's holdings and to
      or Standard & Poor's, or if unrated,      gain exposure to the foreign market. The Fund
      judged to be of comparable quality.       currently does not invest in non-dollar-denominated
      (In contrast, the Federated Bond Fund     foreign securities.
      may invest up to 35% of its portfolio
      in non-investment grade fixed income      INVESTMENT STRATEGIES:
      securities, including those rated lower
      than B by Moody's Investors Service,      The Fund's adviser seeks to enhance
      Inc. or Standard & Poor's,  and unrated   the Fund's performance by allocating
      securities.)                              relatively more of its portfolio to
   o  The Fund may enter into futures           the security type that the Fund's adviser
      contracts,  options on futures            expects to offer the best balance between
      contracts and currency forward            current income and risk and thus offers
      contracts. The Fund intends to use        the greatest potential for return. The
      these derivative instruments primarily    security's projected spread is weighed
      for hedging purposes, although it may     against the spread the security can currently
      use hem for non-hedging purposes to a     be purchased for, as well as the security's
      limited extent.  To generate additional   credit risk (in the case of corporate securities).
      income, the Fund may invest up to 10%
      of its net assets in mortgage dollar      The Fund's adviser invests the Fund's
      roll transactions.                        portfolio, seeking the higher relative
                                                returns of corporate debt securities,
INVESTMENT STRATEGIES:                          when available, while attempting to
                                                limit the associated credit risks. The
The Fund's investment strategies are            Fund's adviser attempts to manage the
substantially similar to those of the           Fund's credit risk by selecting corporate
Federated Bond Fund.                            debt securities that are less likely to
                                                default in the payment of principal and
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                                       27

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DURATION:                                       interest. In selecting individual corporate
                                                fixed income securities, the Fund's adviser
The Fund's adviser anticipates that the         analyzes a company's business, competitive
average effective duration for the              position, and general financial condition to
Fund's portfolio securities will range          assess whether the security's credit risk is
from 3 1/2 to 7 1/2  years. This range may      commensurate with its potential return.
change, however, due to market conditions
and other economic factors.                     DURATION:

PRINCIPAL RISKS:                                The Fund's adviser may lengthen or shorten
                                                duration from time to time based on its
The principal risks of investing in the         interest rate outlook, but the Fund has
IAI Bond Fund are substantially                 no set duration parameters. If the adviser
similar to those of the Federated Bond          expects interest rates to decline, it will
Fund, except that IAI Bond Fund has             generally lengthen the Fund's duration, and
the following additional risks:                 if the adviser expects interest rates to increase,
                                                it will generally shorten the Fund's duration.
    o  RISKS OF PREFERRED STOCKS AND
       CONVERTIBLE SECURITIES. The risks        PRINCIPAL RISKS:
       associated with investing in
       preferred stocks and convertible         The Federated Bond Fund is subject
       securities are similar to the risks      to the following principal risks:
       of investing in equity securities,
       including the risk that the prices       o  INTEREST RATE RISKS. Prices of fixed
       of the securities will decline in           income securities rise and fall in
       response to the activities of the           response to changes in the interest
       issuing company or in response to           rate paid by similar securities.
       general market and/or economic              Interest rate changes have a greater
       conditions.                                 effect on the price of fixed income
                                                   securities with longer durations.

    o  RISKS OF DERIVATIVE INSTRUMENTS.         o  CREDIT RISKS. There is a possibility
       The use of derivative instruments           that issuers of securities in which
       exposes the Fund to additional risks        the Fund may invest may default in
       and transaction costs. Successful           the payment of interest or principal
       use of these instruments depends on         on the securities when due, which
       the Fund's adviser's ability to             would cause the Fund to lose money.
       correctly forecast the direction of         Many fixed income securities receive
       market movements. The Fund's                credit ratings from services who
       performance could be worse than if          assign ratings by assessing the
       the Fund had not used these                 likelihood of issuer default. Lower
       instruments if the Fund's adviser's         credit ratings correspond to higher
       judgment proves incorrect. In               credit risk. Fixed income securities
       addition, even if the adviser's             generally compensate for greater
       forecast is correct, there may be an        credit risk by paying interest at a
       imperfect correlation between the           higher rate.
       price of derivative instruments and
       movements in the prices of the           o  LIQUIDITY  RISKS.  The  fixed  income
       securities, interest rates or               securities  in which the Fund invests
       currencies being hedged.                    may be less  readily  marketable  and
                                                   may be subject to greater fluctuation
    o  RISKS OF DOLLAR ROLL TRANSACTIONS.          in  price  than   other   securities.
       The use of mortgage dollar rolls            Consequently,  the  Fund  may have to
       could increase the volatility of the        accept  a  lower   price  to  sell  a
       Fund's share price. It could also           security,  sell other  securities  to
       diminish the Fund's investment              raise  cash or give up an  investment
       performance if the Fund's adviser           opportunity,  any of which could have
       does not predict mortgage                   a  negative   effect  on  the  Fund's
       prepayments and interest rates              performance.
       correctly.
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                                       28

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                                                o  RISKS ASSOCIATED WITH NON-INVESTMENT
                                                   GRADE SECURITIES. Securities rated
                                                   below investment grade, also known
                                                   as junk bonds, generally entail
                                                   greater market, credit and liquidity
                                                   risks than investment grade
                                                   securities. For example, their
                                                   prices are more volatile, economic
                                                   downturns and financial setbacks may
                                                   affect their prices more negatively,
                                                   and their trading market may be more
                                                   limited. The Federated Bond Fund's
                                                   potential risk exposure related to
                                                   non-investment grade securities is
                                                   Fund. The Federated Bond Fund may
                                                   invest up to 35% of its portfolio in
                                                   such securities, while the IAI Bond
                                                   Fund may invest only up to 15% of
                                                   its total assets in such securities.
                                                   In addition, the Federated Bond Fund
                                                   may invest in any non-investment
                                                   grade securities, whereas the IAI
                                                   Bond Fund may not invest in those
                                                   securities rated lower than B by
                                                   Moody's Investors Service, Inc. or
                                                   Standard & Poor's, or if unrated,
                                                   judged to be of comparable quality.

                                                o  RISKS OF FOREIGN INVESTING.
                                                   Because the Fund invests in
                                                   securities issued by foreign
                                                   companies, the Fund's share price
                                                   may be more affected by foreign
                                                   economic and political conditions,
                                                   taxation policies and accounting
                                                   and auditing standards than would
                                                   otherwise be the case.
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                                      29


----------------------------------------------------------------------------------------------------------------------
IAI REGIONAL FUND                               FEDERATED CAPITAL APPRECIATION FUND
----------------------------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide capital appreciation.                To provide capital appreciation.

PRINCIPAL INVESTMENTS:                          PRINCIPAL INVESTMENTS:

IAI Regional Fund invests primarily in          Federated Capital Appreciation Fund
common stocks of companies headquartered        invests primarily in common stock of
in Minnesota, Wisconsin, Iowa, Illinois,        companies with medium and largemarket
Nebraska, Montana, North Dakota or              prospects or of companies whose stock
South Dakota. The Fund seeks to invest at       is undervalued. This includes companies
least 65% of the Fund's equity investments      with market capitalization in excess
in companies headquartered in one of these      of $500 million.  The Fund also invests
states. The Fund invests in both                in the convertible securities issued by
nationally recognized companies and             these companies and American Depositary
in less well known companies that are           Receipts, which represent interestsin
newer or have smaller capitalizations,          underlying securities issued by a foreign
but that appear to have the potential           company, but which are traded in the
for capital appreciation.                       United States.

INVESTMENT STYLE:                               INVESTMENT STYLE:

The Fund invests in securities of               The Fund uses a blended investment style by
established companies as well as                investing in the common stock or companies
companies with the potential for                with medium and large market capitalizations
capital appreciation.                           that offer superior growth prospects or of
                                                companies whose stock is undervalued.
INVESTMENT STRATEGIES:
                                                INVESTMENT STRATEGIES:
In selecting securities, the Fund's adviser
considers factors such as product development   The Fund divesifies its investments, limiting
and demand, superior performance records,       its risk exposure with respect to individual
management teams that the Fund's                securities and industry sectors. In determining
adviser believes are capable of sustaining      the amount to invest in a security, and in
growth and attractive market valuations.        order to manage sector risk, the Fund attempts
                                                to limit its exposure to each major sector in
                                                the Standard & Poor's 500 Index, as a general
PRINCIPAL RISKS:                                matter, to not less than 50% nor more than 200%
                                                of the Index's allocation to that sector.
The principal risks of investing in the IAI
Regional Fund are substantially similar to      The Fund's adviser selects the most promising
those of the Federated Capital Appreciation     companies for the Fund's portfolio using its
Fund, except that the IAI Regional Fund is      own quantitative process to rate the future
not subject to the risks of foreign             performance potential of companies by
investing. In addition, the IAI Regional        evaluating each company's earnings quality
Fund may have greater exposure to the           in light of their current valuation to narrow
following risks of geographic limitation by     the list of attractive companies. The Fund's
virtue of investing primarily in a certain      adviser then ealuates product positioning,
geographic region:                              management quality and sustainability of
                                                current companies. The Fund's adviser then
                                                evaluates product positioning, management
    o    RISKS OF GEOGRAPHIC LIMITATION. The    quality and sustainability of current
         Fund's of investing primarily in a     growth trends of those companies.
         certain geographic region means that
         it will be subject to adverse
         economic, political or other           PRINCIPAL RISKS:
         developments in that region.
         Moreover, because of this              Federated Capital Appreciation Fund is
         geographic limitation, the Fund        subject to the following principal risks:
         the Fund may be less diversified by
         industry and company than other funds
         with a similar investment objective
         and no such geographic limitation.
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                                       30

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                                                o   STOCK MARKET RISKS.  The value
                                                    of  equity  securities  in the
                                                    Fund's      portfolio     will
                                                    fluctuate  and,  as a  result,
                                                    the  Fund's  share  price  may
                                                    decline  suddenly  or  over  a
                                                    sustained period of time.

                                                o   LIQUIDITY RISKS. The equity
                                                    securities in which the Fund
                                                    invests may be less readily
                                                    marketable and may be subject
                                                    to greater fluctuation in price
                                                    than other securities.
                                                    Consequently, the Fund may have
                                                    to accept a lower price to sell
                                                    a security, sell other
                                                    securities to raise cash or
                                                    give up an investment
                                                    opportunity, any of which could
                                                    have a negative effect on the
                                                    Fund's performance.

                                                o   RISKS RELATED TO COMPANY SIZE.
                                                    Because the smaller companies
                                                    in which the Fund may invest
                                                    may have unproven track
                                                    records, a limited product or
                                                    service base and limited access
                                                    to capital, they may be more
                                                    likely to fail than larger
                                                    companies.

                                                o   SECTOR RISKS. As the Fund's
                                                    adviser allocates more of the
                                                    Fund's portfolio holdings to a
                                                    particular sector, the Fund's
                                                    performance will be more
                                                    susceptible to any economic,
                                                    business or other developments
                                                    which generally affect that
                                                    sector.

                                                o   RISKS OF FOREIGN INVESTING.
                                                    Because the Fund invests in
                                                    securities issued by foreign
                                                    companies, the Fund's share
                                                    price may be more affected by
                                                    foreign economic and political
                                                    conditions, taxation policies
                                                    and accounting and auditing
                                                    standards than would otherwise
                                                    be the case.
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                                       31


------------------------------------------------------------------------------------
IAI MIDCAP GROWTH FUND                          FEDERATED GROWTH STRATEGIES FUND
------------------------------ -----------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide long-term capital                    To provide appreciation of capital.
appreciation.
                                                PRINCIPAL INVESTMENTS:
PRINCIPAL INVESTMENTS:
                                                Federated Growth Strategies Fund
IAI Midcap Growth Fund invests                  pursues its investment objective
primarily in common stocks of                   by investing primarily in
medium-sized U.S. companies that                common stock of companies with
have above-average prospects                    market capitalization above $100
for growth.  These companies are                million that offer superior
expected to show earnings growth                growth prospects.  The Fund also
over time that is well above the                invests in American Depositary
growth rate of the overall economy              Receipts, which represent
and the rate of inflation.  The                 interests in underlying securities
Fund invests at least 65% of its                issued by a foreign company, but
total assets in stocks of companies             which are traded in the
with market capitalizations between             United States.
$1 billion and $8 billion.
                                                INVESTMENT STYLE:
INVESTMENT STYLE:
                                                The Fund invests primarily for
The Fund's investment style is                  growth by investing in securities
substantially similar to that of                companies with superior growth
Federated Growth Strategies Fund.               prospects.

INVESTMENT STRATEGIES:                          INVESTMENT STRATEGIES:

Under normal market conditions,                 The Fund limits its exposure to
the weighted average market                     each major sector in the Standard
capitalization of the Fund's                    & Poor's 500 Index, as a
portfolio will range from $3                    general matter, to not less than
billion to $6 billion. In general,              50% nor more than 200% of the
the Fund focuses on companies with              Index's allocation to that
superior performance records, solid             sector.
market positions, strong balance
sheets, and management teams that               The Fund's adviser selects the
the adviser believes are capable                most promising companies for the
of sustaining growth.                           Fund's portfolio using its
                                                own quantitative process to rate
PRINCIPAL RISKS:                                the future performance of companies
                                                by evaluating each company's earnings
The principal risks of investing                quality in light of their current
in the IAI Midcap Growth Fund are               valuation to narrow the list of
substantially similar to those of               attractive companies.  The Fund's
the Federated Growth Strategies                 adviser then evaluates product
Fund, except that the IAI Midcap                positioning, management quality
Growth Fund is not subject to the               quality and sustainability of
"Risks of Investing in American                 current growth trends of those
Depositary Receipts ("ADRs")" or                companies.
the "Risks Related to Company Size,"
describing the risks of investing               PRINCIPAL RISKS:
in small-cap companies.  The Fund,
however, is subject to the following            Federated Growth Strategies Fund
risk related to investing in mid-cap            is subject to the following principal
companies:                                      risks:

o       RISKS OF MEDIUM-SIZED COMPANIES.        o  STOCK MARKET RISKS. The value of
        Medium-sized companies are generally       equity securities in the Fund's
        considered to be less volatile than        portfolio will fluctuate and,
        smaller, emerging companies.  However,     as a result, the Fund's share
        they may not generate the dividend         price may decline suddenly or
        income of larger companies.                over a sustained period of
                                                   time.

                                                o  RISKS RELATED TO INVESTING FOR GROWTH.
                                                   The growth stocks in which the Fund
                                                   invests are typically more volatile
                                                   than value stocks and may depend more
                                                   on price changes than dividends for
                                                   returns.
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                                       32

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                                                o  RISKS RELATED TO COMPANY SIZE. Because
                                                   the smaller companies in which the Fund
                                                   may invest may have unproven track
                                                   records, a limited product or service
                                                   base and limited access to capital,
                                                   they may be more likely to fail than
                                                   larger companies.

                                                o  SECTOR RISKS. As the Fund's adviser
                                                   allocates more of the Fund's portfolio
                                                   holdings to a particular sector, the
                                                   Fund's performance will be more
                                                   susceptible to any economic, business or
                                                   other developments which generally affect
                                                   that sector.

                                                o  LIQUIDITY RISKS. The equity securities
                                                   in which the Fund invests may be less
                                                   readily marketable and may be subject
                                                   to greater fluctuation in price than
                                                   other securities. Consequently, the Fund
                                                   may have to accept a lower price to sell
                                                   a security, sell other securities to
                                                   raise cash or give up an investment
                                                   opportunity, any of which could have
                                                   a negative effect on the Fund's
                                                   performance.

                                                o  RISKS OF INVESTING IN AMERICAN DEPOSITARY
                                                   RECEIPTS ("ADRs"). Because the Fund may
                                                   invest in ADRs issued by foreign companies,
                                                   the Fund's share price may be more affected
                                                   by foreign economic and political conditions,
                                                   taxation policies, and accounting and auditing
                                                   standards, than would otherwise be the case.
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                                       33

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IAI INTERNATIONAL FUND                          FEDERATED INTERNATIONAL EQUITY FUND
-------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

Primary objective is capital                    To obtain a total return on its assets.
appreciation.  Secondary
objective is to seek current                    PRINCIPAL INVESTMENTS:
income, principally from dividends.
                                                The Federated International Equity
PRINCIPAL INVESTMENTS:                          Fund pursues its investment objective
                                                by investing at least 65% of its
The IAI International Fund's                    assets in equity securities of
principal investments are                       companies based outside the U.S.
substantially similar to those                  The Fund will not invest more than
of the Federated International                  20% of its assets in companies
Equity Fund, except for the                     located in emerging markets.
following:
                                                INVESTMENT STYLE:
o       Although the Fund is not
        required to maintain any                The Fund emphasizes growth stocks at
        particular geographical mix             a reasonable price.
        of its investments, under
        normal market conditions                INVESTMENT STRATEGIES:
        the Fund invests primarily in
        countries that are represented          The Fund's adviser takes a
        on the Morgan Stanley Capital           "bottom-up" approach and looks
        International Europe, Australia,        for companies which it perceives
        Far East ("EAFE") Index. The            as being undervalued in the
        EAFE Index currently includes           marketplace.  Selection of
        companies representing the stock        industry and country are secondary
        markets of 15 European countries,       considerations. The market
        Australia, New Zealand, Japan,          capitalization of portfolio
        Hong Kong and Singapore.                securities is not a
o       The Fund may engage in foreign          determinative factor. The Fund's
        currency hedging transactions,          adviser may emphasize certain
        such as forward foreign currency        business sectors in the portfolio
        exchange contracts and currency         that exhibit stronger growth
        financial futures and options.          potential or higher profit margins.
o       The Fund generally invests in
        mid- and large-capitalization           Using its own quantitative process,
        companies with market capitalization    the Fund's adviser ranks the potential
        of $1 billion or more.                  future performance of select companies.
o       In contrast to the Federated
        International Equity Fund, which may    o   The Fund's adviser evaluates each
        invest up to 20% of its assets in           company's earnings potential in light
        companies located in emerging markets,      of its current valuation.
        the IAI International Fund does not     o   The Fund's adviser reviews such factors
        currently invest in companies located       as the company's price-to-earnings
        in emerging market countries.               ratio, enterprise value, organic growth
                                                    rates versus growth through acquisition,
INVESTMENT STYLE:                                   product niche and its pricing power.
                                                o   The Fund's adviser evaluates management
The Fund concentrates on securities                 quality and may meet with company
that it believes have investment                    representatives, company, suppliers,
values greater than their market prices.            customers, or competitors.
                                                o   The Fund's adviser also reviews the
INVESTMENT STRATEGIES:                              company's financial statements and
                                                    forecasts of earnings.
The Fund's investment strategies are
substantially similar to the Federated          Based on this information, the Fund's
International Equity Fund, except:              adviser evaluates the sustainability
                                                of the company's current growth trends
o       Currency hedging may be used for        and potential catalysts for increased
        defensive reasons and to reduce         growth.
        portfolio volatility.

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                                       34

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                                                In selecting emerging markets countries
PRINCIPAL RISKS:                                in which to invest, the Fund's adviser
                                                reviews the country's economic outlook,
The principal risks of investing                its interest and inflation rates, and
in the IAI International Fund are               the political and foreign exchange risk
substantially similar to those of               of investing in a particular country.
the Federated International Equity              The Fund's adviser then analyzes
Fund, except that IAI International             companies located in particular
Fund is not subject to the risks of             emerging market countries.
investing in emerging market countries,
and has the following additional risks:         PRINCIPAL RISKS:

o       RISKS OF VALUE STOCKS. The Fund looks   The Federated International Equity
        for undervalued securities with         Fund is subject to the following
        appraised investment values greater     principal risks:
        than their market prices. These
        securities can remain undervalued       o   STOCK MARKET RISKS.  The value of
        for years. There is a risk that their       equity securities in the Fund's
        prices will never reach what the Fund's     portfolio will fluctuate and, as a
        sub-adviser believes is the securities'     result, the Fund's share price may
        true value, or that their prices will       decline suddenly or over a sustained
        go down.                                    period of time.

o       RISKS OF FOREIGN CURRENCY HEDGING       o   CURRENCY RISKS.  Exchange rates for
        TRANSACTIONS.  Attempts by the Fund         currencies fluctuate daily. Foreign
        to minimize the effects of currency         securities are normally denominated
        fluctuations through the use of             and traded in foreign currencies. As
        foreign currency hedging transactions       a result, the value of the Fund's
        may not be successful or the Fund's         foreign investments and the value of
        hedging transactions may limit the          its shares may be affected favorably
        Fund's ability to take advantage of         or unfavorably by changes in currency
        a favorable change in the value of          exchange rates relative to the U.S.
        foreign currencies.                         dollar. The combination of currency
                                                    risk and market risks tends to make
                                                    securities traded in foreign markets
                                                    more volatile than securities traded
                                                    exclusively in the United States.

                                                o   RISKS OF FOREIGN INVESTING.
                                                    Foreign securities pose additional
                                                    risks because foreign economic
                                                    or political conditions may be
                                                    less favorable than those of the
                                                    United States. Foreign financial
                                                    markets may also have fewer investor
                                                    protections. Securities in foreign
                                                    markets may also be subject to
                                                    taxation policies that reduce returns
                                                    for U.S. investors. Foreign countries
                                                    may have restrictions on foreign
                                                    ownership of securities or may impose
                                                    exchange controls, capital flow
                                                    restrictions or repatriation
                                                    restrictions which could adversely
                                                    affect the liquidity of the Fund's
                                                    investments.  Legal remedies available
                                                    to investors in certain foreign countries
                                                    may be more limited than those available
                                                    with respect to investments in the
                                                    United States or in other foreign
                                                    countries. Foreign companies may not
                                                    provide information (including
                                                    financial statements) as frequently or
                                                    to as great an extent as companies
                                                    in the United States. Foreign companies
                                                    may also receive less coverage than
                                                    U.S. companies by market analysts and the
                                                    and the financial press. In addition,
                                                    foreign countries may lack financial

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                                       35


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                                                    controls and reporting standards, or
                                                    regulatory requirements comparable to
                                                    those applicable to U.S. companies. These
                                                    factors may prevent the Fund and its
                                                    adviser from obtaining information
                                                    concerning foreign companies that is as
                                                    frequent, extensive and reliable as the
                                                    information available concerning companies
                                                    in the United States.

                                                o   CUSTODIAL SERVICES AND RELATED INVESTMENT
                                                    COSTS. Custodial services and other costs
                                                    relating to investment in international
                                                    securities markets are generally more
                                                    expensive than in the United States. Such
                                                    markets have settlement and clearance
                                                    procedures that differ from those in the
                                                    United States. In certain markets there
                                                    have been times when settlements have been
                                                    unable to keep pace with the volume of
                                                    securities transactions, making it
                                                    difficult to conduct such transactions.
                                                    The inability of the Fund to make intended
                                                    securities purchases due to settlement
                                                    problem could cause the Fund to miss s
                                                    attractive investment opportunities The
                                                    inability to dispose of a portfolio
                                                    security caused by settlement problems
                                                    could result either in losses to the Fund
                                                    due to a subsequent decline in value of
                                                    the portfolio security or could result in
                                                    possible liability to the Fund. In
                                                    addition, security settlement and
                                                    clearance procedures in some emerging
                                                    countries may not fully protect the Fund
                                                    against loss or theft of its assets.

                                                o   EURO RISKS. The Fund makes significant
                                                    investments in securities denominated in
                                                    the Euro, the new single currency of the
                                                    European Monetary Union (EMU). Therefore,
                                                    the exchange rate between the Euro and the
                                                    U.S. dollar will have a significant impact
                                                    on the value of the Fund's investments.

                                                o   EMERGING MARKETS RISKS. Securities issued
                                                    or traded in emerging markets generally
                                                    entail greater risks than securities
                                                    issued or traded in developed markets.
                                                    Emerging market countries may have
                                                    relatively unstable governments and may
                                                    present the risk of nationalization of
                                                    businesses, expropriation, confiscatory
                                                    taxation or, in certain instances,
                                                    reversion to closed market, centrally
                                                    planned economies. Because the Fund may
                                                    invest in securities issued by emerging
                                                    market companies, the Fund's share price
                                                    may be more affected by economic and
                                                    political conditions, taxation policies
                                                    and accounting and auditing standards in
                                                    those emerging market counries than in
                                                    more developed countries.
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                                       36


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                                                o   LIQUIDITY RISKS. Trading opportunities are
                                                    more limited for equity securities issued
                                                    by companies located in emerging markets.
                                                    This may make it more difficult to sell or
                                                    buy a security at a favorable price or
                                                    time. The equity securities in which the
                                                    Fund invests may be less readily
                                                    marketable and may be subject to greater
                                                    fluctuation in price than other
                                                    securities. Consequently, the Fund may
                                                    have to accept a lower price to sell a
                                                    security, sell other securities to raise
                                                    cash or give up an investment opportunity,
                                                    any of which could have a negative effect
                                                    on the Fund's performance.

                                                o   SECTOR AND REGIONAL RISKS. As the Fund's
                                                    adviser allocates more of the Fund's
                                                    portfolio holdings to a particular sector,
                                                    or geographic region, the Fund's
                                                    performance will be more susceptible to
                                                    any economic, business or other
                                                    developments which generally affect that
                                                    sector or geographic region.

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                                       37


---------------------------------------------------------------------------------------------
IAI GROWTH FUND                                 FEDERATED LARGE CAP GROWTH FUND
---------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To provide long-term capital                    To provide capital appreciation.
appreciation.
                                                PRINCIPAL INVESTMENTS:
PRINCIPAL INVESTMENTS:
                                                Federated Large Cap Growth Fund pursues it
The principal investments of the                investment objective by investing
IAI Growth Fund are substantially               primarily in common stocks of the largest
similar to those of the Federated               growth companies traded in the United
Large Cap Growth Fund, except that              States based upon expected price to
the Fund does not invest in American            earnings ratio, price to book ratio and
Depositary Receipts.  The Fund                  estimated earnings growth. The Fund's
generally invests in companies with             adviser will pick the largest growth
market capitalizations ranging from             stocks based on market capitalizations.
$10 billion to over $100 billion at             The Fund also invests in ADRs, which
the time of investment.                         represent interests in underlying
                                                securities issued by a foreign company,
INVESTMENT STYLE:                               but which are traded in the United States.

The Fund's investment style is                  INVESTMENT STYLE:
substantially similar to that of
Federated Large Cap Growth Fund.                The Fund invests primarily for growth
                                                by investing in companies with above-average
INVESTMENT STRATEGIES:                          potential for expected growth.

The Fund focuses on companies that              INVESTMENT STRATEGIES:
have strong management, leading
market positions, strong balance                The Fund diversifies its investments,
sheets, and a well-defined strategy             limiting its risk exposure with respect
for future growth. In selecting                 to individual securities and industry
investments, the Fund uses several              sectors.  When possible, the Fund
valuation techniques to determine               employs tax management techniques
which stocks offer the best combination         which are designed to minimize capital
of intrinsic value and earnings growth          gains while maximizing after-tax returns.
potential. The goal is to have an
acceptable balance of risk and reward           Using its own quantitative process,
in the Fund's portfolio.                        the Fund's adviser rates the future
                                                performance potential of companies.
PRINCIPAL RISKS:                                The adviser evaluates each company's
                                                earnings quality in light of their
The principal risks of investing in             current valuation to narrow the list
the IAI Growth Fund are substantially           of attractive companies.  The adviser
similar to those of the Federated Large         then evaluates product positioning,
Cap Growth Fund except that the IAI             management quality and sustainability
Growth Fund is not subject to the "Risks        of current growth trends of those
of Investing in American Depositary             companies.  Using this type of fundamental
Receipts ("ADRs")."                             analysis, the adviser selects the most
                                                promising companies for the Fund's portfolio.

                                                PRINCIPAL RISKS:

                                                Federated Large Cap Growth Fund is subject
                                                to the following principal risks:

                                                o   STOCK MARKET RISKS. The value of equity
                                                    securities in the Fund's portfolio will
                                                    fluctuate and, as a result, the Fund's
                                                    share price may decline suddenly or over a
                                                    sustained period of time.
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                                       38


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                                                o   SECTOR RISKS. As the Fund's adviser allocates
                                                    more of the Fund's portfolio holdings to a
                                                    particular sector, the Fund's performance
                                                    will be more susceptible to any economic,
                                                    business or other developments which
                                                    generally affect that sector.

                                                o   RISKS RELATED TO INVESTING FOR GROWTH. The
                                                    growth stocks in which the Fund invests
                                                    are typically more volatile than value
                                                    stocks and may depend more on price
                                                    changes than dividends for returns.

                                                o   RISKS OF INVESTING IN ADRs. Because the Fund
                                                    may invest in ADRs issued by foreign
                                                    companies, the Fund's share price may be
                                                    more affected by foreign economic and
                                                    political conditions, taxation policies
                                                    and accounting and auditing standards than
                                                    would otherwise be the case.
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                                       39


---------------------------------------------------------------------------------------------------
IAI Balanced Fund                               FEDERATED STOCK AND BOND FUND, INC.
---------------------------------------------------------------------------------------------------

INVESTMENT OBJECTIVE:                           INVESTMENT OBJECTIVE:

To maximize total return.                       To  provide relative safety of capital with
                                                the possibility of long-term growth of
PRINCIPAL INVESTMENTS:                          capital and income.

The IAI Balanced Fund's principal               PRINCIPAL INVESTMENTS:
investments are substantially
similar to the Federated Stock                  The Federated Stock and Bond Fund, Inc.
and Bond Fund, Inc., except:                    invests in a diversified portfolio that is
                                                allocated between equity and fixed income
o  The Fund may invest in foreign               securities. With respect to the equity
   equity and debt securities. The              portion of the portfolio, the Fund invests
   Fund limits its investment in                primarily in shares of domestic large
   foreign securities denominated in            capitalization companies. The Fund invests
   foreign currencies and not publicly          primarily in equity securities of
   traded in the United States to 25%           companies that are generally leaders in
   of total assets.                             their industries, are characterized by
o  The Fund may enter into futures              sound management and have the ability to
   contracts and options on those               finance expected growth. The Fund's
   contracts, may invest in options             holdings ordinarily will be in the top 25%
   on securities and financial indexes,         of their industry with regard to revenues.
   and may enter into foreign currency
   currency transactions such as currency       With respect to the fixed income portion of
   forward contracts.                           the portfolio, the adviser invests
o  The Fund may invest in asset-backed          primarily in domestic investment-grade
   securities as part of its principal          debt securities, including corporate debt
   investment strategy.                         securities, U.S. government obligations
                                                and mortgage backed securities, and may
INVESTMENT STYLE:                               engage in dollar roll transactions.

With respect to the equity portion of           The Fund may invest a portion of its portfolio
the Fund's portfolio, the Fund's stock          in non-investment grade fixed income
selection process emphasizes earnings           securities, which are rated BB or lower by
growth and attractive valuation.  The           a nationally recognized statistical rating
Fund has incorporated a                         organization (NRSRO).
"growth-at-a-reasonable price" style
bias.                                           INVESTMENT STYLE:

INVESTMENT STRATEGIES:                          With respect to the equity portion of the
                                                Fund's portfolio, currently the Fund
The Fund's investment strategies are            primarily uses a "value" style of
substantially similar to those of the           investing, selecting stocks of companies
Federated Stock and Bond Fund.  Although        which are trading at a low valuation
the IAI Balanced Fund's and the Federated       relative to their history, to the market,
Stock and Bond Fund's respective investment     and to their expected future growth.
objectives are stated differently, their
investment strategies and policies are          INVESTMENT STRATEGIES:
substantially similar.  In essence, both
Funds seek growth of capital and income.        The Strategy Committee of the Fund's adviser
                                                determines the Fund portfolio's allocation
The IAI Balanced Fund's adviser regularly       between equity securities and fixed income
reviews the allocation of Fund assets among     securities based upon an analysis of
stocks and long-and short-term debt instruments.general market and economic conditions.
Because the Fund seeks to maximize total        During normal market conditions, the
return over the long term, the adviser          equity allocation ranges from 50% to 70%
will not try to pinpoint the precise moment     of the portfolio and the fixed income
when major reallocations are warranted.         allocation ranges from 30% to 50% of the
Rather, reallocations among asset classes       portfolio.
will be made gradually over time to favor
asset classes that, in the adviser's            With regard to the portion of the Fund
judgment, provide the most favorable total      allocated to equity securities:
return outlook. Normally, a single
reallocation decision will not involve          o   The Fund's adviser ranks the future
more than 10% of the Fund's total assets.           performance potential of companies, based on
Although the Fund is not required to keep           valuation models which attempt to identify
any specified percentage of its assets in           companies trading at a low valuation relative
stocks or debt securities, generally between        to their history, to the market and to their
50% and 70% of the Fund's assets will be            expected future growth.
invested in stocks.
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                                       40

--------------------------------------------------------------------------------------------------------

                                                o   To  determine the timing of purchases and
DURATION:                                           sales of portfolio securities, the Fund's
                                                    adviser looks at recent stock price
The Fund's adviser anticipates that the             performance and the direction of current
average effective duration for the debt             fiscal year earning estimates.
portion of the Fund will range from 3 1/2
to 7 1/2 years. This range may change,          o   In  determining the amount to invest in
however, due to market conditions and               security, the Fund's adviser limits the
other economic factors.                             Fund's exposure to each business sector
                                                    that comprises more than 5% of the
PRINCIPAL RISKS:                                    Standard & Poor's 500 Index ("S&P 500").
                                                    Within the equity portion of the
The principal risks of investing in                 portfolio, the Fund's allocation to a
the IAI Balanced Fund are substantially             sector will not be less than 50% or more
similar to those of the Federated Stock             than 200% of the S&P 500's allocation to
and Bond Fund, Inc.  IAI Balanced Fund              that sector.
has the following additional risks:
                                                With respect to the fixed income securities
o  RISKS OF INVESTING IN GROWTH STOCKS.         allocation:
   If IAI incorrectly assesses a company's
   prospects for growth, or if its judgment     o   The Fund's adviser seeks to enhance the
   about how other investors will value the         performance of the Fund's fixed income
   company's growth is wrong, then the price        portfolio by allocating more assets to the
   of the company's stock may decrease, or          security type that the adviser expects to
   it may not increase to the level IAI had         offer the best balance between total
   anticipated.                                     return and risk. The allocation process is
                                                    based on the adviser's continuing analysis
o  RISKS OF FOREIGN SECURITIES. Investing           of a variety of economic and market
   in foreign securities typically involves         indicators in order to arrive at the
   risks not associated with U.S. investing.        projected yield "spread" of each security
   Risks of foreign investing include the           type. The security's projected spread is
   risk that the Fund may experience a              then weighed against the security's
   decline in net asset value resulting             current spread credit risk and risk of
   from changes in exchange rates between           prepayment.
   the U.S. dollar and foreign currencies,
   the risk of adverse political and            o   The Fund's adviser attempts to manage
   economic developments, and the                   prepayment risk to the Fund by selecting
   possibility of expropriation,                    mortgage backed securities with
   nationalization or confiscatory                  characteristics that make prepayment
   taxation or limitations on the                   fluctuations less likely.
   removal of Fund assets.
                                                o   The Fund's adviser attempts to manage
o  RISKS OF DERIVATIVE INSTRUMENTS.                 credit risk to the Fund by selecting
   Derivative instruments in which the              corporate debt securities that make
   Fund invests are futures contracts               default in the payment of principal and
   and options on those contracts, options          interest less likely.
   on securities and financial indexes,
   and foreign currency transactions            o   In selecting individual corporate fixed
   such as currency forward contracts.              income securities, the Fund's adviser
   The use of derivative instruments                analyzes a company's business, competitive
   exposes the Fund to additional risks             position, and general financial condition
   and transaction costs. Successful use            to assess whether the security's credit
   of these instruments depends on the Fund's       risk is commensurate with its potential
   adviser's ability to correctly forecast          return.
   the direction of market movements. The
   Fund's performance could be worse than       DURATION:
   if the Fund had not used these instruments
   if the adviser's judgment proves incorrect.  The Fund's adviser selects securities with
   In addition, even if the Fund's adviser's    longer or shorter duration based on its
   forecast is correct, there may be an         interests rate outlook, but does not
   imperfect correlation between the price      target any specific duration for the fixed
   of derivative instruments and movements      income portion of the Fund.
   in the prices of the securities,
   interest rates or currencies being hedged.
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                                       41


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                                                PRINCIPAL RISKS:

                                                The Federated Stock and Bond Fund, Inc. is
                                                subject to the following principal risks:

                                                The specific risks associated with equity
                                                securities are as follows:

                                                o   STOCK MARKET RISKS. The value of equity
                                                    securities in the Fund's portfolio will
                                                    fluctuate and, as a result, the Fund's
                                                    share price may decline suddenly or over a
                                                    sustained period of time.

                                                o   LIQUIDITY RISKS. The equity securities in
                                                    which the Fund invests may be less readily
                                                    marketable and may be subject to greater
                                                    fluctuation in price than other
                                                    securities. Consequently, the Fund may
                                                    have to accept a lower price to sell a
                                                    security, sell other securities to raise
                                                    cash or give up an investment opportunity,
                                                    any of which could have a negative effect
                                                    on the Fund's performance.

                                                o   SECTOR RISKS. As the Fund's adviser allocates
                                                    more of the Fund's portfolio holdings to a
                                                    particular sector, the Fund's performance
                                                    will be more susceptible to any economic,
                                                    business or other developments which
                                                    generally affect that sector.

                                                o   RISKS RELATED TO INVESTING FOR VALUE. Due to
                                                    their relatively low valuations, value
                                                    stocks are typically less volatile than
                                                    growth stocks. For instance, the price of
                                                    a value stock may experience a smaller
                                                    increase on a forecast of higher earnings,
                                                    a positive fundamental development, or
                                                    positive market development. Further,
                                                    value stocks tend to have higher dividends
                                                    than growth stocks. This means they depend
                                                    less on price changes for returns and may
                                                    lag behind growth stocks in an up market.
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                                       42

--------------------------------------------------------------------------------------------------------

                                                The specific risks associated with fixed
                                                income securities are as follows:

                                                o   INTEREST RATE RISKS. Prices of fixed income
                                                    securities rise and fall in response to
                                                    changes in the interest rate paid by
                                                    similar securities. Interest rate changes
                                                    have a greater effect on the price of
                                                    fixed income securities with longer
                                                    durations.

                                                o   CREDIT RISKS. There is a possibility that
                                                    issuers of securities in which the Fund
                                                    may invest may default in the payment of
                                                    interest or principal on the securities
                                                    when due, which would cause the Fund to
                                                    lose money. Many fixed income securities
                                                    receive credit ratings from services who
                                                    assign ratings by assessing the likelihood
                                                    of issuer default. Lower credit ratings
                                                    correspond to higher credit risk. Fixed
                                                    income securities generally compensate for
                                                    greater credit risk by paying interest at
                                                    a higher rate.

                                                o   LIQUIDITY RISKS. The fixed income
                                                    securities in which the Fund invests may
                                                    be less readily marketable and may be
                                                    subject to greater fluctuation in price
                                                    than other securities. Consequently, the
                                                    Fund may have to accept a lower price to
                                                    sell a security, sell other securities to
                                                    raise cash or give up an investment
                                                    opportunity, any of which could have a
                                                    negative effect on the Fund's performance.

                                                o   PREPAYMENT RISK. When homeowners prepay
                                                    their mortgages in response to lower
                                                    interest rates, the Fund will be required
                                                    to reinvest the proceeds at the lower
                                                    interest rates available. Also, when
                                                    interest rates fall, the price of mortgage
                                                    backed securities may not rise to as great
                                                    an extent as that of other fixed income
                                                    securities. Conversely, prepayments due to
                                                    refinancings decrease when mortgage rates
                                                    increase. This extends the life of
                                                    mortgage backed securities with lower
                                                    interest rates. Other economic factors can
                                                    also lead to increases or decreases in
                                                    prepayments. Increases in prepayments of
                                                    high interest rate mortgage backed
                                                    securities, or decreases in prepayments of
                                                    lower interest rate mortgage backed
                                                    securities, may reduce their yield and
                                                    price. The price of mortgage backed
                                                    securities may be more volatile than many
                                                    other types of fixed income securities
                                                    with comparable credit risks because of
                                                    the risk of prepayment.
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                                       43


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                                                o   RISKS ASSOCIATED WITH NONINVESTMENT GRADE
                                                    SECURITIES. Securities rated below
                                                    investment grade, also known as junk
                                                    bonds, generally entail greater market,
                                                    credit and liquidity risks than investment
                                                    grade securities. For example, their
                                                    prices are more volatile, economic
                                                    downturns and financial setbacks may
                                                    affect their prices more negatively, and
                                                    their trading market may be more limited.
--------------------------------------------------------------------------------------------------------

COMPARISON OF POTENTIAL RISKS AND REWARDS:  PERFORMANCE INFORMATION

     The bar charts and tables below compare the potential risks and rewards of investing in the IAI Funds and the Federated Funds. Each bar chart provides an indication of the risks of investing in each Fund by showing changes in the Fund's performance from year to year for the last ten years or since the Fund's inception. The tables show how each Fund's average annual total returns for one year, five years and ten years (or since inception) compare to the returns of a broad-based market index. The figures assume reinvestment of dividends and distributions.

     Keep in mind past performance does not indicate future results.

RISK/RETURN BAR CHART AND TABLE

     The bar charts shown below show the variability of total returns on a calendar year-end basis for each IAI Fund and its corresponding Federated Fund. The charts are arranged alphabetically according to the name of the Federated Fund.

     For the Federated Funds, the total returns shown are those of Class A Shares, except in the case of Automated Cash Management Trust, where the total returns of the Fund's Institutional Service Shares are shown. The Federated Fund's Class A Shares are sold subject to a sales charge (load). The total returns displayed for the Federated Fund's Class A Shares do not reflect the payment of any sales charges or recurring shareholder account fees. If these charges or fees had been included, the returns shown would have been lower. Neither Automated Cash Management Trust's Institutional Service Shares nor any of the IAI Funds are sold subject to a sales charge (load). Remember, you will not be charged any sales charges in connection with the reorganization of your IAI Fund into its corresponding Federated Fund or any subsequent purchases of or exchanges for the shares of any other Federated mutual fund.

FEDERATED AGGRESSIVE GROWTH FUND

     [The bar chart contains the following plot points:]

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 14.67%. The sectors of the stock market in which the Fund invested in 1999 were unusually favorable and the Fund benefited from this positive investment environment. The Fund's total returns for the 1999 calendar year are unlikely to be duplicated in the future.

IAI CAPITAL APPRECIATION FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 27.18%.

IAI EMERGING GROWTH FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 27.98%.

IAI LONG TERM GROWTH FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 25.42%.

FEDERATED AMERICAN LEADERS FUND, INC.

               [The bar chart contains the following plot points:]

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was (2.28)%.

IAI GROWTH AND INCOME FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 10.81%.

AUTOMATED CASH MANAGEMENT TRUST

               [The bar chart contains the following plot points:]

Historically, the Fund has maintained a constant $1.00 net asset value per share. The Fund's Institutional Service Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 1.34%.

IAI MONEY MARKET FUND

               [The bar chart contains the following plot points:]

Historically, the Fund has maintained a constant $1.00 net asset value per share. The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 1.33%.

FEDERATED BOND FUND

               [The bar chart contains the following plot points:]


The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was (1.18)%.


IAI BOND FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 1.05%.

FEDERATED CAPITAL APPRECIATION FUND

              [The bar chart contains the following plot points:]

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 8.51%.

IAI REGIONAL FUND

              [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 4.30%.

FEDERATED GROWTH STRATEGIES FUND

               [The bar chart contains the following plot points:]

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 13.05%. The sectors of the stock market in which the Fund invested in 1999 were unusually favorable and the Fund benefited from this positive investment environment. The Fund's total returns for the 1999 calendar year are unlikely to be duplicated in the future.

IAI MIDCAP GROWTH FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 18.39%.

FEDERATED INTERNATIONAL EQUITY FUND

               [The bar chart contains the following plot points:]

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 7.17%. The markets in which the Fund invested in 1999 were unusually favorable and the Fund benefited from this positive investment environment. The Fund's total returns for the 1999 calendar year are unlikely to be duplicated in the future.

IAI INTERNATIONAL FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was (4.47)%.

FEDERATED LARGE CAP GROWTH FUND

               [The bar chart contains the following plot points:]

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was 4.02%. The sectors of the stock market in which the Fund invested in 1999 were unusually favorable and the Fund benefited from this positive investment environment. The Fund's total returns for the 1999 calendar year are unlikely to be duplicated in the future.

IAI GROWTH FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 10.37%.

FEDERATED STOCK AND BOND FUND, INC.

               [The bar chart contains the following plot points:]

The Fund's Class A Shares total return for the three-month period from January 1, 2000 to March 31, 2000 was (0.50)%.

IAI BALANCED FUND

               [The bar chart contains the following plot points:]

The Fund's total return for the three-month period from January 1, 2000 to March 31, 2000 was 3.25%.

Listed below are the highest and lowest quarterly returns for each Fund for the periods shown in the bar charts above.


FUND NAME                                       HIGHEST QUARTERLY RETURN                LOWEST QUARTERLY RETURN
---------                                       ------------------------                -----------------------

Federated Aggressive Growth Fund                59.95% (Quarter ended 12/31/99)         (30.17%) (Quarter ended 9/30/98)
IAI Capital Appreciation Fund                   26.48% (Quarter ended 12/31/99)         (22.46%) (Quarter ended 9/30/98)
IAI Emerging Growth Fund                        34.84% (Quarter ended 12/31/99)         (20.59%) (Quarter ended 3/31/97)
IAI Long Term Growth Fund                       24.80% (Quarter ended 6/30/98)          (35.28%) (Quarter ended 9/30/98)

Federated Amer. Leaders Fund, Inc.              16.72% (Quarter ended 3/31/91)          (14.45%) (Quarter ended 9/30/90)
IAI Growth and Income Fund                      20.07% (Quarter ended 12/31/98)         (14.71%) (Quarter ended 9/30/98)

Automated Cash Management Trust                 2.04% (Quarter ended 9/30/90)           1.11% (Quarter ended 6/30/99)
IAI Money Market Fund                           1.35% (Quarter ended 6/30/95)           0.76% (Quarter ended 3/31/94)

Federated Bond Fund                             4.40% (Quarter ended 6/30/97)           (1.83%) (Quarter ended  3/31/96)
IAI Bond Fund                                   7.67% (Quarter ended 12/31/90)          (3.68%) (Quarter ended 3/31/92)

Federated Capital Appreciation Fund             27.57% (Quarter ended 12/31/99)         (15.52%) (Quarter ended 9/30/90)
IAI Regional Fund                               18.21% (Quarter ended 3/31/91)          (17.89%) (Quarter ended 9/30/98)

Federated Growth Strategies Fund                41.95% (Quarter ended 12/31/99)         (20.30%) (Quarter ended 9/30/98)
IAI Midcap Growth Fund                          31.97% (Quarter ended 12/31/98)         (12.73%) (Quarter ended 9/30/98)

Federated International Equity Fund             55.35% (Quarter ended 12/31/99)         (19.77) (Quarter ended 9/30/90)
IAI International Fund                          11.35% (Quarter ended 3/31/98)          (14.16) (Quarter ended 9/30/90)

Federated Large Cap Growth Fund                 36.80% (Quarter ended 12/31/99)         (0.08%) (Quarter ended 9/30/99)
IAI Growth Fund                                 27.00% (Quarter ended 12/31/98)         (13.74%) (Quarter ended 9/30/98)

Federated Stock and Bond Fund, Inc.             10.50% (Quarter ended 6/30/97)          (7.58%) (Quarter ended 9/30/97)
IAI Balanced Fund                               14.92% (Quarter ended 6/30/97)          (11.97%) (Quarter ended 9/30/98)


AVERAGE ANNUAL TOTAL RETURN TABLES
----------------------------------

     The following tables represent the funds' Average Annual Total Returns for the calendar periods ended December 31, 1999. Each of the returns shown for the Federated Funds Class A Shares reflect applicable sales charges (except for Automated Cash Management Trust's Institutional Service Shares, which does not charge any sales charge). The IAI Funds do not charge sales charges. Remember, you will not be charged any sales charges in connection with the reorganization of your IAI Fund into its corresponding Federated Fund or any subsequent purchases of or exchanges for the shares of any other Federated mutual fund. If the returns shown below did not reflect these applicable sales charges, the returns would have been higher.

     The tables also show the funds' total returns averaged over a period of years relative to one or more broad-based market indexes. Total returns for the indexes shown do not reflect sales charges, expenses or other fees the Securities and Exchange Commission requires to be reflected in the fund's performance. Indexes are unmanaged, and it is not possible to invest directly in an index.

     The tables are arranged alphabetically according to the name of the Federated Fund. Please note that the average annual total return since a fund's inception is only given for those funds that have been in existence for less than ten calendar years.

     Past performance does not necessarily predict future performance. This information provides you with historical performance information so that you can analyze whether the fund's investment risks are balanced by its potential returns.


------------------------------------------------------------------------------------------------------------------

                                         IAI            IAI               IAI
                        FEDERATED      EMERGING        CAPITAL        LONG TERM                 S&P
                        AGGRESSIVE      GROWTH       APPRECIATION       GROWTH                600/BARRA
CALENDAR PERIOD        GROWTH FUND       FUND           FUND             FUND       S&P 500*   GROWTH*      LSGI*

-------------------------------------------------------------------------------------------------------------------
    1 Year                99.97%         43.37%         24.50%           -4.52%      21.03%     28.25%      61.17%
-------------------------------------------------------------------------------------------------------------------
    5 Year                 N/A           18.56%          N/A             11.59%      28.54%      N/A        23.66%
-------------------------------------------------------------------------------------------------------------------
    10 Year                N/A            N/A            N/A              8.59%      18.19%      N/A        17.60%
-------------------------------------------------------------------------------------------------------------------
     Since
 Inception of
   Federated
  Aggressive
 Growth Fund**            39.10%           --             --               --       18.19%      33.35%      21.71%
-------------------------------------------------------------------------------------------------------------------
     Since
 Inception of
 IAI Emerging
Growth Fund***             --            18.79            --               --       19.86%       --         18.42%
------------------------------------------------------------------------------------------------------------------
     Since
 Inception of
  IAI Capital
 Appreciation
   Fund****        --       N/A          24.12%                            --       24.94%       --         21.06%
--------------------------------------------------------------------------------------------------------------------

* The Standard and Poor's 500 Index (S&P 500), Standard & Poor's 600/Barra Growth Index (S&P 600/Barra Growth) and Lipper Small Growth Index (LSGI) are broad-based market indexes. Data for the S&P 600/Barra Index was not reported until 1997; therefore, total returns for that index are not available for the 5 Year and 10 Year periods or since inception dates of IAI Emerging Growth Fund or IAI Capital Appreciation Fund.
** The Federated Aggressive Growth Fund's start of performance date for Class A Shares was November 25, 1996.
*** The IAI Emerging Growth Fund's start of performance date was August 5, 1991. ****The IAI Capital Appreciation Fund's start of performance date was February
    1, 1996.


---------------------------------------------------------------------------
                      FEDERATED             IAI
                   AMERICAN LEADERS  GROWTH AND INCOME
 CALENDAR PERIOD      FUND, INC.           FUND        S&P 500*   LGIFA*
---------------------------------------------------------------------------
      1 Year            0.85%              5.99%        21.03%    13.71%
---------------------------------------------------------------------------
      5 Year            20.63%            18.21%        28.54%    21.35%
---------------------------------------------------------------------------
     10 Year            15.17%            11.51%        18.19%    14.43%
---------------------------------------------------------------------------

*The Standard & Poor's 500 Index (S&P 500) is a broad-based market index and the Lipper Growth and Income Funds Average (LGIFA) is an average of funds with similar investment objectives to the Funds in this table.

---------------------------------------------------------------------------

                                            IAI
                   AUTOMATED CASH      MONEY MARKET FUND
CALENDAR PERIOD   MANAGEMENT TRUST          FUND
---------------------------------------------------------------------------
   1 Year            4.77%                4.69%
---------------------------------------------------------------------------
   5 Year            5.15%                5.01%
---------------------------------------------------------------------------
   10 Year           4.97%                 N/A
---------------------------------------------------------------------------
    Since             --
inception of
  IAI Money
Market Fund*                              4.52%
--------------------------------------------------------------------------

*The IAI Money Market Fund's start of performance date is January 5, 1993.


 -------------------------------------------------------------------------------
 Calendar Period    Federated         IAI        LBCBI*
                    Bond Fund      Bond Fund               LCDBBB*    LBABI*
 -------------------------------------------------------------------------------
       1 Year          6.77%          -3.47%      -1.94%    -1.79%     -0.82%
 -------------------------------------------------------------------------------
       5 Year           N/A           6.46%       8.18%      7.68%      7.73%
 -------------------------------------------------------------------------------
      10 Year           N/A           6.96%       8.21%      7.72%      7.70%
 -------------------------------------------------------------------------------
  Since inception of
 Federated Bond Fund** 4.80%            --        5.94%    5.77%      6/04%
 -------------------------------------------------------------------------------

*The Lehman Brothers Corporate Bond Index (LBCBI) and Lehman Brothers Aggregate Bond Index (LBABI) are broad-based market indexes, and the Lipper Corporate Debt Funds BBB Rated Average (LCDBBB) is an average of funds with similar investment objectives to those of the Funds shown in this table. The LBCBI is comprised of a large universe of bonds issued by industrial, utility and financial companies which have a minimum rating of Baa by Moody's Investors Service, Inc., BBB by Standard and Poor's Ratings Group or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch IBCA, Inc. The LBABI is a broad measure of the performance of taxable bonds in the US market, with maturities of at least one year.
**The Federated Bond Fund's start of performance date was June 28, 1995.

----------------------------------------------------------------------
                 FEDERATED
                  CAPITAL
                APPRECIATION     IAI
CALENDAR PERIOD    FUND      REGIONAL FUND  S&P 500*      LGIFA*
----------------------------------------------------------------------
    1 Year       35.52%          8.62%       21.03%       13.71%
----------------------------------------------------------------------
    5 Year       28.11%         14.34%       28.54%       21.35%
----------------------------------------------------------------------
   10 Year       17.92%         11.60%       18.19%       14.43%
----------------------------------------------------------------------

*The Standard & Poor's 500 Index (S&P 500) is a broad-based market index and the Lipper Growth and Income Funds Average (LGIFA) is an average of funds with similar investment objectives to those of the Funds shown in this table.


-----------------------------------------------------------------
                   FEDERATED
                     GROWTH       IAI
                   STRATEGIES    MIDCAP
CALENDAR PERIOD       FUND    GROWTH FUND  S&P 500*     LGFIA*
-----------------------------------------------------------------
      1 Year         61.31%      26.98%     21.03%     29.23%
-----------------------------------------------------------------
      5 Year         32.72%      20.48%     28.54%     25.03%
-----------------------------------------------------------------
     10 Year         18.37%       N/A       18.19%     16.48%
-----------------------------------------------------------------
 Since Inception
  of IAI Midcap
  Growth Fund**        --        18.81%     20.78%     19.08%
-----------------------------------------------------------------

*The Standard & Poor's 500 Index (S&P 500) is a broad-based market index and the Lipper Growth Fund Index (LGFI) is an average of funds with similar investment objectives to those of the Funds shown in this table.
**The IAI Midcap  Growth Fund's start of performance date was April 10, 1992.

--------------------------------------------------------
                  FEDERATED          IAI
                 INTERNATIONAL   INTERNATIONAL
CALENDAR PERIOD  EQUITY FUND         FUND         EAFE*
--------------------------------------------------------
     1 Year         68.52%          8.00%        27.30%
--------------------------------------------------------
     5 Year         20.45%          4.51%        13.15%
--------------------------------------------------------
    10 Year         11.59%          5.19%         7.33%
--------------------------------------------------------

*The Morgan Stanley Capital International Europe,  Australia, and Far East Index
(EAFE) is a broad-based market index. The EAFE is a standard foreign securities index representing major non-U.S. stock markets as monitored by Morgan Stanley Capital International.


----------------------------------------------------------------
                     FEDERATED
                     LARGE CAP         IAI
 CALENDAR PERIOD    GROWTH FUND    GROWTH FUND      S&P 500*
----------------------------------------------------------------
      1 Year          53.12%          20.14%         21.03%
----------------------------------------------------------------
      5 Year           N/A%           20.81%         28.54%
----------------------------------------------------------------
 Since Inception      54.96%            --           22.32%
   of Federated
 Large Cap Growth
      Fund**
----------------------------------------------------------------
 Since Inception        --            16.20%         22.86%
  of IAI Growth
     Fund***
----------------------------------------------------------------

*  The Standard & Poor's 500 Index (S&P 500) is a broad-based market index.
** The Federated Large Cap Growth Fund's start of performance date was December
    29, 1998.
***The IAI Growth Fund's start of performance date was August 6, 1993.

---------------------------------------------------------------------
                 FEDERATED
                 STOCK AND     IAI
                 BOND        BALANCED
CALENDAR PERIOD  FUND, INC.   FUND    S&P 500*   LBGCBI*     LBFA*
---------------------------------------------------------------------
    1 Year       -3.39%    -0.52%     21.03%     -2.15%     8.79%
---------------------------------------------------------------------
    5 Year       13.60%    14.89%     28.54%     7.60%     16.26%
---------------------------------------------------------------------
    10 Year      10.08%      N/A      18.19%     7.65%     11.86%
---------------------------------------------------------------------
     Since
 Inception of
 IAI Balanced
    Fund**         --      11.09%     20.78%     6.99%     12.49%
---------------------------------------------------------------------

* The Standard & Poor's 500 Index (S&P 500) is a broad-based market index and the Lehman Brothers Government/Corporate Bond Index (LBGCBI) is an index composed of all bonds that are investment grade rated Baa or higher by Moody's or BBB or higher by Standard and Poor's, if unrated by Moody's, and the Lipper Balanced Funds Average (LBFA) is an average of funds with similar investment objectives to those of the Funds shown in this table.
**The IAI Balanced Fund's start of performance date was April 10, 1992.


COMPARISON OF OPERATIONS

INVESTMENT ADVISORY AGREEMENTS
------------------------------

     A Board of Directors or a Board of Trustees governs each Federated Fund. This Board selects and oversees the adviser, a subsidiary of Federated Investors, who manages the Fund's assets, including buying and selling portfolio securities. Federated Investment Management Company acts as investment adviser to all the Federated Funds, except for Federated International Equity Fund, for which Federated Global Investment Management Corporation (collectively, with Federated Investment Management Company, the "Advisers") acts as investment adviser. The address of Federated Investment Management Company is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. The address of Federated Global Investment Management Corporation is 175 Water Street, New York, New York 10038-9965.

     The Advisers advise approximately 175 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of March 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States with approximately 1,900 employees. More than 4,000 investment professionals make Federated Funds available to their customers.

     Investment Advisers, Inc. ("IAI") serves as investment adviser to the IAI Funds. IAI, which has been in the investment advisory business since 1947, also furnishes investment advice to institutional investors. As of March 31, 2000, IAI managed accounts which totaled approximately $2.37 billion. IAI is located at 601 Second Avenue South, Suite 3600, Minneapolis, Minnesota 55402. IAI is a wholly-owned subsidiary of Lloyds TSB Group plc ("Lloyds TSB").

     The IAI Funds have entered into Management Agreements with IAI under which IAI provides the funds with investment advisory services and is responsible for managing each fund's business affairs, subject to the authority of the Board of Directors. IAI also is responsible under the Management Agreements for providing or arranging for the provision of all required administrative, stock transfer, redemption, dividend disbursing, accounting and shareholder services. The Management Agreements require IAI to pay all of each IAI Fund's operating expenses, except for brokerage commissions and other expenditures in connection with the purchase and sale of portfolio securities, interest and, in certain circumstances, taxes and extraordinary expenses.

     On June 19, 2000, IAI announced publicly that a management team led by IAI's President and Chief Investment Officer, Keith Wirtz, had agreed in principle to acquire most of the business of IAI from Lloyds TSB. The new firm would manage U.S. and international equity investments for institutional clients. This acquisition of IAI is subject to the satisfaction of various conditions. If these conditions are satisfied, the management acquisition of IAI is expected to occur in the fourth quarter of 2000 and, in any event, is not expected to be consummated until the Reorganization described in this Prospectus/Proxy Statement is consummated. In addition, IAI has advised the IAI Funds that this buy-out will not have any effect on the services provided by IAI to the IAI Funds prior to the Reorganization pursuant to the Management Agreements, including the key personnel who are currently responsible for the day-to-day management of those funds. As of the date of this Prospectus/Proxy Statement, the parties are still negotiating the final terms of the management buy-out, and whether such buy-out will be dependent on the Reorganization with respect to any one or more of the IAI Funds has not yet been determined. If the Reorganization does not occur with respect to one or more IAI Funds, that Fund or Funds' Board of Directors will consider the appropriate steps to be taken, which may include liquidating the IAI Fund or Funds at issue or seeking shareholder approval for the assignment of the advisory contract.

ADMINISTRATIVE AND SHAREHOLDER SERVICES
---------------------------------------

     Federated Services Company, an affiliate of the Advisers, provides certain administrative personnel and services necessary to operate the Federated Funds. Federated Services Company provides these services at an annual rate based upon the average aggregate daily net assets of all funds advised by the Advisers and their affiliates. The rate charged is 0.15 of 1% on the first $250 million of each fund's average aggregate daily net assets, 0.125 of 1% on the second $250 million, 0.10 of 1% on the third $250 million and 0.075 of 1% of each fund's average aggregate daily net assets in excess of $750 million. Federated Services Company's minimum annual administrative fee for each Federated Fund is $125,000, plus $30,000 for each additional class of shares of any such portfolio. In addition, there are certain fees paid directly by shareholders for certain services provided by Federated Services Company, such as wiring money to or from your bank account, maintaining an IRA account, using a debit card, and obtaining historical account information. See "Comparative Fee Tables - Shareholder Fees." Federated Services Company also provides certain accounting and recordkeeping services with respect to the Federated Funds' portfolio investments for a fee based on Fund assets plus out-of-pocket expenses.

     The Federated Funds have each entered into a Shareholder Services Agreement under which the Fund may make payments of up to 0.25 of 1% of the average daily net asset value of the shares to obtain certain personal services for shareholders and the maintenance of shareholder accounts. The Shareholder Services Agreement provides that Federated Shareholder Services Company ("FSSC"), an affiliate of the Advisers, either will perform shareholder services directly or will select financial institutions or other investment professionals to perform such services. Financial institutions may receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid is determined from time to time by the Federated Funds and FSSC.

     Federated Services Company, through its registered transfer agent subsidiary, Federated Shareholder Services Company, maintains all necessary shareholder records. Each Federated Fund pays the transfer agent a fee based on the size, type and number of accounts and transactions by shareholders.

     Firstar Mutual Fund Service, LLC ("FMFS") provides administrative and accounting services to the IAI Funds. Under a Fund Administration Servicing Agreement between IAI and FMFS, FMFS provides to the IAI Funds general management services, compliance services, financial reporting services, and tax reporting services. The annual fees paid for such services are as follows, based upon the assets of all IAI Funds: 0.07% on the first $500 million; 0.06% on the next $500 million; and 0.04% on the balance of the assets, subject to a minimum annual fee of $25,000 per IAI Fund, plus out-of-pocket expenses.

     Under a Fund Accounting Services Agreement between IAI and FMFS, FMFS provides portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, tax accounting, and compliance control services. The annual fee for such accounting services is as follows: 5 basis points on the first $500 million; 3 basis points on the next $500 million; 2 basis points on the next $500 million; and 1 basis point on the balance of the assets, subject to a minimum annual fee of $22,000 per IAI Fund, plus out-of-pocket expenses.

     Under a Transfer Agent Servicing Agreement between IAI and FMFS, FMFS provides shareholder services, such as receiving and processing purchase, exchange and redemption orders, preparing and transmitting payments for dividends and distributions, preparing shareholder meeting lists, mailing proxy statements, shareholder reports and prospectuses, and providing shareholder account information upon request. The annual fee per shareholder account is $14.00 with a minimum annual fee of $25,000 for one IAI Fund and $10,000 for each additional IAI Fund, plus any out-of-pocket expenses.

     Under each agreement listed above, IAI is responsible for paying all fees of FMFS. IAI directly or indirectly pays qualifying broker-dealers, financial institutions and other entities for providing administrative, stock transfer, redemption, dividend disbursing, accounting and shareholder services to IAI Fund shareholders.


DISTRIBUTION SERVICES
---------------------

     Federated Securities Corp. ("FSC"), an affiliate of the Advisers, is the principal distributor for shares of the Federated Funds. Shares of the Federated Funds are sold at net asset value, plus any applicable sales charges, next determined after an order is received. AFTER THE REORGANIZATION IS COMPLETED, IAI FUND SHAREHOLDERS WILL BE ABLE TO EXCHANGE THEIR SHARES OF FEDERATED FUNDS INTO OR PURCHASE THE SHARES OF ANY OTHER FEDERATED MUTUAL FUND WITHOUT A FRONT-END SALES CHARGE, ASSUMING THE SHAREHOLDER MEETS THAT FUND'S INVESTMENT MINIMUM REQUIREMENTS. (Federated has agreed to waive the initial investment minimum of $25,000 for Automated Cash Management Trust in connection with the Reorganization and any subsequent purchases or exchanges into that Fund by IAI Fund shareholders.) For a complete description of sales charges and exemptions from such charges, reference is made to the Prospectuses and SAIs of the Federated Funds, which are incorporated by reference herein. A copy of the Prospectus of the Federated Fund into which your IAI Fund will be reorganized is included herewith.

     Federated Growth Strategies Fund, Federated International Equity Fund, Automated Cash Management Trust, and Federated American Leaders Fund, Inc. do not have Rule 12b-1 plans in effect with respect to their Class A or Institutional Service Shares and, accordingly, do not, nor does FSC, compensate brokers and dealers for sales and administrative services performed in connection with sales of shares of the Federated Funds under a plan of distribution adopted pursuant to Rule 12b-1. However, for those Federated Funds that are marketed through financial institutions, FSC and FSSC, from their own assets, may pay a financial institution supplemental fees as financial assistance for providing substantial sales services, distribution-related support services or shareholder services with respect to a Federated Fund. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by FSC may be reimbursed by the Advisers or their affiliates. Federated Bond Fund, Federated Stock and Bond Fund, Inc., Federated Capital Appreciation Fund, Federated Large Cap Growth Fund and Federated Aggressive Growth Fund have 12b-1 plans in effect.

     Shares of the IAI Funds are self-distributed, i.e., distributed directly by the fund, and are sold at net asset value next determined after an order is received. None of the IAI Funds has a sales charge or 12b-1 fee. IAI may directly or indirectly pay qualifying broker-dealers, financial institutions and other entities for providing distribution services to the IAI Funds.


PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES
--------------------------------------------

     The transfer agent and dividend disbursing agent for each of the Federated Funds is FSSC. FMFS acts as the IAI Funds' transfer agent and dividend disbursing agent. Procedures for the purchase, exchange and redemption of each Federated Fund's shares differ slightly from procedures applicable to the purchase, exchange and redemption of the IAI Fund shares. Reference is made to the Prospectuses of the Federated Funds, and the Prospectuses of the IAI Funds, for a complete description of the purchase, exchange and redemption procedures applicable to purchases, exchanges and redemptions of Federated Fund and IAI Fund shares, respectively, each of which is incorporated herein by reference thereto. Set forth below is a brief description of the significant purchase, exchange and redemption procedures applicable to the Federated Fund shares and the IAI Fund shares.

     Purchases of shares of the Federated Funds may be made through an investment professional, directly from the Fund or through an exchange from another Federated Fund. Accounts through investment professionals may be subject to higher or lower minimum investment requirements. The following chart shows the minimum initial investment amounts for each Federated Fund:

--------------------------------------------------------------------------------
                                                                      Systematic
                                                        Retirement    Investment
                                           Retirement      Plan          Plan
                    Initial    Subsequent     Plan      Subsequent    Subsequent
                  Investment   Investment  Investment   Investment    Investment
                    Minimum     Minimum      Minimum     Minimum       Minimum
--------------------------------------------------------------------------------
All Federated     $1,500      $100         $250        $100         $50
Funds (except
Automated Cash
Management Trust)

--------------------------------------------------------------------------------
Automated Cash    $25,000*    None         N/A         N/A          $100
Management Trust
--------------------------------------------------------------------------------

* This investment minimum will be waived for IAI Fund shareholders in connection with this Reorganization and for any subsequent exchanges or purchases of shares of Automated Cash Management Trust by IAI Fund shareholders. For all other accounts, an account may be opened with a smaller amount as long as the minimum amount is reached within 90 days, and an institutional investor's minimum investment is calculated by combining all accounts it maintains with the Fund.

     Purchases of shares of the IAI Funds may be made through certain securities dealers or directly by wire or check once an account has been established. The minimum initial investment to establish an account with the IAI Family of Funds is $5,000 for a retail account and $2,000 for an IRA account. In each case, your initial investment may be allocated in any way you wish among the IAI Funds, so long as no less than $1,000 is allocated to any one fund. Once you have met the account minimum, subsequent purchases can be made for as little as $100.

     Each Federated Fund and each IAI Fund reserves the right to reject any purchase request.

     The purchase price of each of the Federated Fund's Class A shares and Institutional Service Shares is based on net asset value, plus any applicable sales charges. However, IAI Fund shareholders will not be charged these sales charges in connection with the Reorganization. The purchase price of the IAI Fund shares is based on net asset value, without any sales charge. Except in limited circumstances, the net asset value per share for each Federated Fund and each IAI Fund is calculated as of the close of trading (normally 4:00 p.m., Eastern time) (5:00 p.m., Eastern Time, in the case of Automated Cash Management Trust) on the New York Stock Exchange, Inc. (the "NYSE") on each day on which the NYSE is open for business. You also have the following purchase options: by a Systematic Investment Program established with the Fund; through a depository institution that is an automated clearing house (ACH) member; or through a retirement account.

     Federated Fund purchase orders by wire are considered received immediately and payments must be received before 3:00 p.m. (Eastern time) (5:00 p.m. (Eastern time) in the case of Automated Cash Management Trust) on the next business day following the order. Federated Fund purchase orders received by check are considered received after the check is converted into federal funds, which normally occurs the business day after receipt, and shares will be eligible to receive interest and/or dividends when the Fund receives the payment. IAI Fund purchase or redemption orders are considered received when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. In such circumstances, customer orders will be priced at a Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     Shares in certain of the funds for which the Advisers serve as investment adviser may be exchanged for shares of a Federated Fund at net asset value. Shares of the Federated Funds may be exchanged through an investment professional if you purchased shares through an investment professional or directly from the Fund if you purchased shares directly from the Fund. The exchange is subject to any initial or subsequent minimum investment amounts of the fund into which the exchange is being made, and is treated as a sale of your shares for federal tax purposes. Shares of the IAI Funds may be exchanged for shares of another IAI Fund if you satisfy the fund's purchase requirements.

     Redemptions of Federated Fund Shares may be made through an investment professional, by telephone or by mailing a written request. Shares of the Federated Funds are redeemed at their net asset value next determined after the redemption request is received in proper form on each day on which the Fund computes its net asset value. Proceeds normally are wired or mailed within one business after receiving a request in proper form, although payment may be delayed up to seven days. You also have the following redemption options: an electronic transfer to your account at a financial institution that is an ACH member, or wire payment to your account at a domestic commercial bank that is a Federal Reserve System member.

     Redemptions of IAI Fund shares may be made by telephone or by mailing a written request, however, telephone redemptions are not permitted for IRAs. To redeem IAI Fund shares from an IRA account, an IRA Distribution Form must be completed and returned to IAI. Telephonic redemptions are limited to $50,000. Shares of the IAI Funds are each redeemed at their net asset value next determined after the redemption request is received in proper form on each day on which the Fund computes its net asset value. Proceeds sent by check will ordinarily be mailed on the business day following your redemption request, although payment may be made as late as seven days after receipt of a redemption request. When redeeming by phone, you may have the proceeds wired to your bank account, subject to certain requirements, or sent to your bank account by an Automatic Clearing House. Proceeds will be wired on the next business day after your redemption request. Proceeds sent by ACH transfer should be credited the second day after the redemption.

DIVIDENDS AND OTHER DISTRIBUTIONS
---------------------------------

     The following chart compares when each IAI Fund and each Federated Fund declares and pays dividends. All of the IAI Funds and Federated Funds declare and pay capital gain distributions, if any, at least annually.

--------------------------------------------------------------------------------

                                  Dividends                         Dividends
          IAI Fund              Distribution     Federated Fund    Distribution

--------------------------------------------------------------------------------
IAI Emerging Growth Fund      Declares and      Federated         Declares and
                              pays              Aggressive        pays annually
IAI Long Term Growth Fund     semi-annually     Growth Fund

IAI Capital Appreciation Fund

--------------------------------------------------------------------------------
IAI Growth and Income Fund    Declares and      Federated         Declares
                              pays              American Leaders  daily and
                              semi-annually     Fund, Inc.        pays quarterly

--------------------------------------------------------------------------------
IAI Money Market Fund         Declares daily    Automated Cash    Declares
                              and pays monthly  Management Trust  daily and
                                                                  pays monthly
--------------------------------------------------------------------------------
IAI Bond Fund                 Declares and      Federated Bond    Declares and
                              pays monthly      Fund              pays monthly

--------------------------------------------------------------------------------
IAI Regional Fund             Declares and      Federated         Declares and
                              pays              Capital           pays quarterly
                              semi-annually     Appreciation Fund

--------------------------------------------------------------------------------
IAI Midcap Growth Fund        Declares and      Federated Growth  Declares and
                              pays              Strategies Fund   pays annually
                              semi-annually
--------------------------------------------------------------------------------
IAI International Fund        Declares and      Federated         Declares and
                              pays              International     pays annually
                              semi-annually     Equity Fund

--------------------------------------------------------------------------------
IAI Growth Fund               Declares and      Federated Large   Declares and
                              pays              Cap Growth Fund   pays annually
                              semi-annually

--------------------------------------------------------------------------------
IAI Balanced Fund             Declares and      Federated Stock   Declares and
                              pays              and Bond Fund,    pays quarterly
                              semi-annually     Inc.

--------------------------------------------------------------------------------

     With respect to both the Federated Funds and the IAI Funds, unless a shareholder otherwise instructs, dividends and/or capital gain distributions will be reinvested automatically in additional shares at net asset value.


TAX CONSEQUENCES
----------------

     As a condition to the Reorganization, each Federated Fund and each IAI Fund will receive an opinion of counsel that the Reorganization will be considered a tax-free "reorganization" under applicable provisions of the Code so that neither the Federated Fund nor the IAI Fund nor the shareholders of the IAI Fund will recognize any gain or loss on the Reorganization. The tax basis of the Federated Fund's shares received by the IAI Fund's shareholders will be the same as the tax basis of their shares in the IAI Fund.


                      INFORMATION ABOUT THE REORGANIZATION


AGREEMENT BETWEEN IAI AND FEDERATED INVESTORS FOR SALE OF IAI'S MUTUAL FUND ADVISORY BUSINESS

     On June 16, 2000, IAI and Federated Investors reached a definitive agreement covering the sale by IAI of its mutual fund advisory business to Federated Investors. Pursuant to the agreement between IAI and Federated Investors, IAI will receive from Federated Investors a lump sum payment on the closing date of the Reorganization based primarily upon the net assets of the IAI Funds, as well as contingent payments subsequent to that date. The contingent payments will be based primarily upon the amount of assets maintained in Federated mutual funds by IAI Fund shareholders, whether resulting from the Reorganization or from a subsequent exchange or purchase by an IAI Fund shareholder. Consummation of the Agreement between Federated and IAI with respect to an IAI Fund is conditioned upon, among other things, shareholders of that IAI Fund approving the Reorganization.

     In determining to sell its mutual fund advisory business, IAI management considered its ability to remain competitive in an environment where the amount of assets under management was becoming more and more important to running a successful mutual fund business. After such consideration, IAI and the Board of Directors of the IAI Funds concluded that larger mutual fund companies would be in the best position to offer excellent products and services in the years ahead, as the mutual fund industry matures. IAI found that Federated Investors, with $125 billion of assets under management across a broad product line, is in a good position to provide such high-quality investment management and related services to IAI Fund shareholders. The reorganization described in this Prospectus/Proxy Statement is being proposed in conjunction with the sale by IAI of its mutual fund advisory business to Federated Investors.

CONSIDERATIONS BY THE BOARD OF DIRECTORS OF THE IAI FUNDS

     The Board of Directors of the IAI Funds believes that the proposed Reorganization is in the best interests of IAI Fund shareholders. The Board first considered engaging in such transactions with the Federated Funds at a special Board meeting held on April 7, 2000. At this meeting, representatives of IAI advised the Board that Federated Investors (together with its subsidiaries, "Federated") had expressed an interest in pursuing such transactions. These representatives also presented preliminary information to the Board concerning the Federated Funds and Federated. Following consideration of these matters, the Board informally authorized IAI to engage in further discussions with Federated concerning possible transactions.

     As a result of these further discussions, the Board met with senior representatives of Federated on April 26, 2000. At this meeting, these representatives presented information concerning Federated's investment management personnel and processes, its shareholder servicing capabilities, and its experience in executing transactions similar to the Reorganization. They also responded to questions from Board members concerning these and related matters. In addition, the Board reviewed written information provided by Federated concerning these matters and the Federated Funds' performance, expense structures, asset levels, compliance histories, and tax positions. In considering the proposed Reorganization, the Board was advised by the IAI Funds' outside legal counsel.

     The Board met again on June 12, 2000 to receive additional information and to consider and act upon the proposed Plan pursuant to which the Reorganization would be effected. At this meeting, after reviewing the terms of the Plan with counsel, the Board (including a majority of the directors who are not "interested persons," as that term is defined in the Investment Company Act of 1940, as amended ("1940 Act") unanimously approved the Plan and recommended its approval by IAI Fund shareholders. In approving the Plan, the Board determined that participation in the Reorganization is in the best interests of each IAI Fund and that the interests of IAI Fund shareholders would not be diluted as a result of the Reorganization. In approving the Plan, the Board considered the following factors:

         o The Reorganization would secure for IAI Fund shareholders the investment advisory services of Federated's subsidiaries. Federated advises approximately 175 mutual funds and separate accounts, which totaled approximately $125 billion in assets as of March 31, 2000. Federated was established in 1955 and is one of the largest mutual fund investment managers in the United States. It maintains 1.3 million shareholder accounts covering assets of $125 billion.

         o Each of the Federated Funds has a much larger asset base than its corresponding IAI Fund. Thus, the Reorganization may give IAI Fund shareholders the benefit of economies of scale, increased diversification, more efficient execution of portfolio transactions, and improved services to shareholders. The Board noted in this regard that several of the IAI Funds have experienced a decrease in net assets, which tends to produce the opposite effects.

         o Substantial similarities exist between the investment objectives, policies, and strategies of the IAI Funds and their corresponding Federated Funds. Thus, the Reorganization will enable IAI Fund shareholders to continue their current investment programs without substantial disruption.

         o  IAI  Fund  shareholders  will  not  pay a  sales  charge  to  become shareholders of the Federated Funds in connection with the Reorganization. In addition, IAI Fund shareholders as of the date of the Reorganization will not have to pay a front-end sales charge to exchange into or purchase shares of any other Federated mutual fund. Thus, as a result of the Reorganization, IAI Fund shareholders will gain access to a much broader range of funds without being required to pay front-end sales charges.

         o It is anticipated that IAI Fund shareholders will not have to pay any federal income tax solely as a result of the Reorganization.

         o Pursuant to a separate agreement, Federated Investors and IAI are responsible for the payment of the expenses related to consummating the Reorganization.

         o Because the proposed Reorganization will be effected on the basis of the relative net asset values of the Federated Funds and their corresponding IAI Funds, shareholders of the IAI Funds will not experience any dilution in the value of their investments as a result of the Reorganization.

         o The historical performance of the respective Federated Funds generally compares favorably to that of the corresponding IAI Funds. In addition, the expense ratios after voluntary fee waivers of the Federated Funds are within industry norms. The Board noted in this regard that the after-waiver expense ratios of some of the Federated Funds are higher than those of their corresponding IAI Funds. The Board also noted that Federated could discontinue its voluntary fee waivers at any time, which would result in increased expenses for several of the Federated Funds. See "Comparative Fee Tables" elsewhere herein. The Board believes that these latter factors are counterbalanced by the economies of scale that may result from the proposed Reorganization, by the pressures in the marketplace on Federated as well as other mutual fund companies to maintain expense ratios at competitive levels, and by the other anticipated benefits of the proposed transactions to IAI Fund shareholders.

         o The portfolio managers and investment personnel who are responsible for managing the Federated Funds are well-trained and experienced. In addition, Federated represented that it follows well-defined investment disciplines and portfolio monitoring processes.

         o Federated's shareholder servicing organization also is well-trained and experienced. In addition, the size of the Federated organization has enabled it to make substantial investments in technologies which support the shareholder servicing function.

         o The Federated organization previously has executed several transactions similar to the proposed Reorganization, so that it has the knowledge and experience which are needed successfully to complete the Reorganization.

     The Board did not assign relative weights to the foregoing factors or deem any one or group of them to be controlling in and of themselves.

     Under Minnesota law and the IAI Funds' organizational documents, the directors of each IAI Fund are entitled to be indemnified by the applicable fund for certain liabilities they may incur in connection with their service as directors. Upon completion of the Reorganization, however, the IAI Funds will not have any substantial assets from which they could pay such indemnification. For this reason, IAI and its parent company have agreed to indemnify the IAI Funds' directors following the Reorganization to the same extent that the IAI Funds would be required to do so. IAI and its parent company also have agreed to maintain the IAI Funds' current directors liability insurance policy or its equivalent in force for a period following completion of the Reorganization.

     The Boards of Trustees/Directors of the Federated Funds (including a majority of the Directors/Trustees who are not "interested persons," as that term is defined in the 1940 Act), approved the Plan on May 17, 2000. The Boards have unanimously concluded that consummation of the Reorganization is in the best interests of the Federated Funds and the shareholders of the Federated Funds and that the interests of Federated Fund shareholders would not be diluted as a result of effecting the Reorganization and have unanimously voted to approve the Plan.


DESCRIPTION OF THE PLAN OF REORGANIZATION

     The Plan provides that your IAI Fund will transfer all its assets to a corresponding Federated Fund in exchange solely for the Federated Fund's shares to be distributed pro rata by the IAI Fund to its shareholders in complete liquidation of the IAI Fund on or about September 15, 2000 (the "Closing Date"). The value of each IAI Fund's assets to be acquired by the Federated Fund shall be the value of such assets computed as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date (the "Closing"). IAI Fund shareholders will become shareholders of the corresponding Federated Fund as of the Closing, and will be entitled to the Federated Fund's next dividend distribution thereafter.

     On or before the Closing, the IAI Funds will declare and pay a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders substantially all of its net investment income and realized net capital gain, if any, for all taxable years ending on or before the Closing Date.

     Consummation of the Reorganization is subject to the conditions set forth in the Plan, including receipt of an opinion in form and substance reasonably satisfactory to the IAI Funds and the Federated Funds, as described under the caption "Federal Income Tax Consequences" below. The Plan may be terminated and the Reorganization may be abandoned at any time before or after approval by the IAI Fund shareholders prior to the Closing Date by either party if it believes that consummation of the Reorganization would not be in the best interests of its shareholders.

     Pursuant  to  a  separate  agreement,   Federated  Investors  and  IAI  are
responsible for the payment of the expenses related to consummating the Reorganization. Such expenses include, but are not limited to, accountants' fees, legal fees, registration fees, transfer taxes (if any), the fees of banks and transfer agents and the costs of preparing, printing, copying and mailing proxy solicitation materials to the IAI Fund shareholders and the costs of holding the Special Meeting (as hereinafter defined). If the Reorganization is not consummated with respect to one or more of the IAI Funds, IAI is responsible for the proxy-related expenses for those Funds, except that if none of the IAI Funds approve the Reorganization, Federated and IAI will split the proxy-related expenses.

     The foregoing description of the Plan entered into between the Federated Funds and the IAI Funds is qualified in its entirety by the terms and provisions of the Plan, the form of which is attached hereto as Exhibit A and incorporated herein by reference thereto.


DESCRIPTION OF FEDERATED FUND SHARES

     Full and fractional shares of the Federated Funds will be issued without the imposition of a sales charge or other fee to the IAI Fund shareholders in accordance with the procedures described above. Shares of the Federated Funds to be issued to IAI Fund shareholders under the Plan will be fully paid and non-assessable when issued and transferable without restriction and will have no preemptive or conversion rights. Reference is hereby made to the Prospectus of the Federated Fund into which your IAI Fund will be reorganized, provided herewith for additional information about shares of the Federated Fund.


FEDERAL INCOME TAX CONSEQUENCES

     As a condition to each Reorganization, the participating Federated Fund and IAI Fund will receive an opinion from counsel to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (1) the Reorganization will qualify as a "reorganization" under section 368(a)(1)(C) of the Code, and the Federated Fund and the IAI Fund involved therein each will be "a party to a reorganization" within the meaning of section 368(b) of the Code; (2) the IAI Fund will recognize no gain or loss on the transfer of its assets to the Federated Fund in exchange solely for the Federated Fund's shares or on the subsequent distribution of those shares to the IAI Fund's shareholders in exchange for their IAI Fund shares (except with respect to payments of certain contingent liabilities of the IAI Fund described below); (3) the Federated Fund will recognize no gain or loss on its receipt of those assets in exchange solely for its shares; (4) the Federated Fund's basis in those assets will be the same as the IAI Fund's basis therein immediately before the Reorganization, and the Federated Fund's holding period for those assets will include the IAI Fund's holding period therefor; (5) an IAI Fund shareholder will recognize no gain or loss on the constructive exchange of the shareholder's IAI Fund shares solely for Federated Fund shares pursuant to the Reorganization (except with respect to payments of those IAI Fund contingent liabilities); and (6) an IAI Fund shareholder's aggregate basis in the Federated Fund shares received by the shareholder in the Reorganization will be the same as the aggregate basis in the shareholder's IAI Fund shares to be constructively surrendered in exchange for those IAI Fund shares, and the shareholder's holding period for those Federated Fund shares will include the shareholder's holding period for those IAI Fund shares, provided the shareholder holds them as capital assets at the time of the Reorganization.

     The foregoing opinion may state that no opinion is expressed as to the effect of a Reorganization on the participating Federated Fund or IAI Fund or any IAI Fund shareholder with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     In connection with the Reorganizations involving IAI Emerging Growth Fund, IAI Regional Fund, IAI Growth and Income Fund, IAI Midcap Growth Fund, and IAI Long-Term Growth Fund, IAI has agreed to assume certain of those Funds' contingent liabilities. If IAI makes a payment to satisfy any such liability of an IAI Fund after its Reorganization has occurred and after it has liquidated for tax purposes, those payments will result in the recognition of income for federal tax purposes by the former shareholders of the IAI Fund. The former shareholders may be entitled to claim a corresponding deduction for tax purposes, which may be either capital or ordinary, depending upon the nature of the claim against the IAI Fund that is being satisfied. If IAI makes a payment in satisfaction of a liability, it will report to the former shareholders of the IAI Fund on whose behalf it is making the payment the amount that they must include in income and will also advise them as to the basis for claiming a corresponding deduction for tax purposes.

     You should recognize that an opinion of counsel is not binding on the Internal Revenue Service ("IRS") or any court. Neither the IAI Funds nor the Federated Funds expect to obtain a ruling from the IRS regarding the consequences of the Reorganization. Accordingly, if the IRS sought to challenge the tax treatment of any Reorganization and was successful, neither of which is anticipated, the Reorganization would be treated as a taxable sale of assets of the participating IAI Fund, followed by the taxable liquidation thereof.

     In order to align the policies and investment practices of each IAI Fund with those of its corresponding Federated Fund, it may be necessary to sell certain portfolio securities currently held by an IAI Fund either before or after the Reorganization. To the extent that gain is realized as a result of an IAI Fund's sale of its portfolio securities in connection with the Reorganization or as a result of a Federated Fund's sale of securities received from its corresponding IAI Fund, distributions of those gains would be taxable to shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS AND OBLIGATIONS

     The chart below describes some of the differences between your rights as a shareholder of the IAI Funds and your rights as a shareholder of the Federated Funds. To facilitate the comparison, we have broken the Funds into three categories: the IAI Funds, the Federated Maryland Corporations and the Federated Massachusetts Business Trusts. Each IAI Fund is organized as a series of a Minnesota corporation, and each Federated Fund is a series of either a Maryland corporation or a Massachusetts business trust. The following Federated Funds are organized as series of a Maryland corporation:

          Federated American Leaders Fund, Inc.
          Federated Bond Fund
          Federated International Equity Fund
          Federated Stock and Bond Fund, Inc.

The following series are organized as series of a Massachusetts business trust:

          Federated Aggressive Growth Fund
          Automated Cash Management Trust
          Federated Capital Appreciation Fund
          Federated Growth Strategies Fund
          Federated Large Cap Growth Fund

Exceptions are noted in the footnotes to the chart.

                                                                    FEDERATED                    FEDERATED
          CATEGORY                     IAI FUNDS              MARYLAND CORPORATIONS       MASSACHUSETTS BUSINESS
-------------------------------------------------------------------------------------------------------------------
1.    Par Value               Each  share has a par value  Each share has a par value    No par value
                              of $.01                      of $.0011
-------------------------------------------------------------------------------------------------------------------

2.    Preemptive Rights       None                         None                          None
-------------------------------------------------------------------------------------------------------------------

3.    Preference              None                         None                          None

-------------------------------------------------------------------------------------------------------------------

4.    Appraisal Rights        None                         None                          None
-------------------------------------------------------------------------------------------------------------------

5.    Conversion Rights       None except a contemplated   None                          None
                              right to convert shares
                              into another Series or
                              Class
-------------------------------------------------------------------------------------------------------------------

6.    Exchange Rights (not    None                         None                          None
      including the right to
      exchange among Funds)
-------------------------------------------------------------------------------------------------------------------

7.    Shareholder Rights      No express statement         No right to call for any      No right to call for any
                                                           partition or division         of partition or division of
                                                           property, profits, rights     property, profits, rights
                                                           or interests of the           or interest of the Trust
                                                           Corporation
-------------------------------------------------------------------------------------------------------------------

8.    Personal Liability of   No express statement         No express statement          None
      Shareholders
-------------------------------------------------------------------------------------------------------------------

9.    Annual meetings         No annual meetings required  No annual meetings required   No annual meetings required
-------------------------------------------------------------------------------------------------------------------

10.   Right to call meeting   If a regular meeting of      Shall be called upon          Shall be called upon
      of shareholders         shareholders has not been    request of shareholders       request of shareholders
                              held during the              holding at least 10% of the   owning at least 10% of the
                              immediately preceding 15     outstanding shares            outstanding shares
                              months, 3% or more of the
                              outstanding shares may
                              demand a regular meeting
                              by written notice of
                              demand to the chief
                              executive officer or chief
                              financial officer; In
                              addition, a shareholders
                              meeting shall be called at
                              any time upon request of
                              shareholders holding at
                              least 10% of the
                              outstanding shares; if the
                              meeting is to facilitate
                              or effect a business
                              combination, the meeting
                              must be called by 25% of
                              the outstanding shares
                              entitled to vote.
-------------------------------------------------------------------------------------------------------------------

---------------
7 Each share of Federated International Equity Fund has a par value of $.0001.

                                       73


11.   Notice of meetings      Mailed to each shareholder   Mailed to each shareholder    Mailed to each
                              entitled to vote at least    entitled to vote at least     shareholders entitled to
                              10 days before the           10 days, not more than 90     vote at least seven days
                              meeting, or two weeks in     days before the meeting       prior to the meeting to
                              the case of a meeting at                                   the shareholders
                              which an agreement of                                      registered address
                              merger or consolidation is
                              to be considered
-------------------------------------------------------------------------------------------------------------------

12.   Record date for         Directors may close          Directors may close           Trustees may close the
      meetings                transfer books not           transfer book not exceeding   Share transfer books for a
                              exceeding 60 days            90 days and not less than     period not exceeding sixty
                                                           10 days prior to the date     (60) days prior to the
                                                           of such meeting               date of any meetings of
                                                                                         the Shareholders
-------------------------------------------------------------------------------------------------------------------

13.   Election of Directors   Majority of shares           Majority of shares entitled   A plurality
      or Trustees             represented at meeting or    to vote
                              by proxy
-------------------------------------------------------------------------------------------------------------------

14.   Adjournment of meetings Majority of shares           Majority of shares            A majority of Shares
                              represented at meeting or    represented at meeting or     present or by proxy
                              by proxy                     by proxy                      entitled to vote may vote
                                                                                         to adjourn
-------------------------------------------------------------------------------------------------------------------

15.   Removal of Directors    May be removed from office   May be removed from office    May be removed at a
      or Trustees by          by a vote of the             by a vote of the              shareholder meeting by a
      Shareholders            shareholders holding a       shareholders holding a        vote of shareholders
                              majority of the shares       majority of the shares        owning at least 2/3 of the
                              entitled to vote             entitled to vote              outstanding shares of the
                                                                                         Trust
-------------------------------------------------------------------------------------------------------------------

CAPITALIZATION

     The following tables set forth the unaudited capitalization of each IAI Fund and of the Federated Fund into which the IAI Fund will be reorganized as of March 31, 2000:

                                        IAI           IAI            IAI
                      Federated      Emerging      Long Term       Capital       Federated
                      Aggressive      Growth      Growth Fund   Appreciation     Pro Forma*
                     Growth Fund       Fund                         Fund          Combined
                     -------------  ------------  ------------  --------------  -------------
Net Assets.......... $333,534,903   $89,400,619   $16,561,484     $24,485,639   $463,982,645

Net Asset Value
Per Share...........      $33.46*        $16.51         $8.19          $17.27        $33.46*
Shares Outstanding..  10,095,979      5,413,611     2,021,084       1,417,582    13,994,596

*THE PRO FORMA FIGURES ASSUME THAT SHAREHOLDERS OF EACH OF IAI EMERGING GROWTH FUND, IAI LONG TERM GROWTH FUND AND IAI CAPITAL APPRECIATION FUND APPROVE THE PROPOSED REORGANIZATION.



                                   Federated           IAI
                                    American        Growth and          Federated
                                 Leaders Fund,        Income            Pro Forma
                                      Inc.             Fund              Combined
                                 ---------------  ---------------   -------------------
Net Assets.................      $3,701,811,541     $31,416,201       $3,733,227,742
Net Asset Value Per Share..              $24.74*         $14.04               $24.74 *
Shares Outstanding.........           2,237,945     151,140,768          149,870,913

                                   Automated        IAI Money           Federated
                                      Cash            Market            Pro Forma
                                   Management          Fund              Combined
                                     Trust
                                 ---------------  ---------------   -------------------

Net Assets.................      $3,473,344,060     $19,000,391      $3,492,344,451
Net Asset Value Per Share..               $1.00**         $1.00               $1.00**
Shares Outstanding.........       3,473,344,060      19,000,391       3,492,344,451

                                                                        Federated
                                   Federated           IAI              Pro Forma
                                   Bond Fund        Bond Fund            Combined
                                 ---------------  ---------------   -------------------

Net Assets.................      $  958,682,947     $15,436,472       $ 974,119,419
Net Asset Value Per Share..               $8.44           $8.93*              $8.93*
Shares Outstanding.........         107,235,229       1,828,966         108,963,837

                                       75


                                   Federated
                                    Capital            IAI              Federated
                                  Appreciation       Regional           Pro Forma
                                      Fund             Fund              Combined
                                 ---------------  ---------------   -------------------

Net Assets.................        $630,896,210    $190,168,251        $821,064,461
Net Asset Value Per Share..              $20.87          $31.02*             $31.02*
Shares Outstanding.........          20,430,834       9,113,962          26,561,339

                                   Federated
                                     Growth            IAI              Federated
                                   Strategies     Midcap Growth         Pro Forma
                                      Fund             Fund              Combined
                                 ---------------  ---------------   -------------------

Net Assets.................      $1,742,835,548     $42,567,503      $1,785,403,051
Net Asset Value Per Share..              $17.96          $49.81*             $49.81*
Shares Outstanding........           35,502,143       2,370,526          36,356,741

                                   Federated           IAI              Federated
                                 International    International         Pro Forma
                                  Equity Fund          Fund              Combined
                                 ---------------  ---------------   -------------------

Net Assets.................        $705,018,214     $11,778,333        $716,796,547
Net Asset Value Per Share..              $10.46          $33.19*             $33.19*
Shares Outstanding........           21,901,887      21,547,011           1,126,036

                                   Federated           IAI              Federated
                                   Large Cap          Growth            Pro Forma
                                  Growth Fund          Fund              Combined
                                 ---------------  ---------------   -------------------

Net Assets.................        $728,706,708     $ 8,442,365        $737,149,073
Net Asset Value Per Share..              $11.50          $17.09*             $17.09*
Shares Outstanding.........          43,258,472      42,764,478             733,987

                                   Federated           IAI              Federated
                                 Stock and Bond      Balanced           Pro Forma
                                   Fund, Inc.          Fund              Combined
                                 ---------------  ---------------   -------------------

Net Assets.................        $260,625,874     $11,477,208        $272,103,082
Net Asset Value Per Share..              $ 9.85          $18.34*             $18.34*
Shares Outstanding.........          15,009,128      14,383,326           1,165,531

*     Net Asset Value of Class A Shares.
**    Net Asset Value of Institutional Service Shares

             INFORMATION ABOUT THE FEDERATED FUNDS AND THE IAI FUNDS

FEDERATED FUNDS

     Information about each Federated Fund is contained in the Federated Funds current Prospectus, each of which is incorporated herein by reference. A copy of the current Prospectus of the Federated Fund for which your IAI Fund shares will be exchanged and that fund's most current Annual Report to Shareholders are included herewith. Additional information about each Federated Fund is included in that Fund's Statement of Additional Information, and the Statement of Additional Information dated July 20, 2000 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of the Statements of Additional Information, which have been filed with the Securities and Exchange Commission (the SEC), may be obtained upon request and without charge by contacting the Federated Funds at 1-800-245-5051 or by writing the Federated Funds at Federated Investors Funds, 5800Corporate Drive, Pittsburgh, PA 15237-7000. The Federated Funds are subject to the informational requirements of the Securities Act of 1933, as amended (the 1933 Act), the Securities Exchange Act of 1934, as amended (the 1934 Act), and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the Federated Funds can be obtained by calling or writing the Federated Funds and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, D.C. located at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549 and at certain of its regional offices located at Suite 1400, Northwestern Atrium Center, 500 West Madison Street, Chicago, IL 60661 and 13th Floor, Seven World Trade Center, New York, NY 10048. Copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates or from the SECs Internet site at http://www.sec.gov.


     This Prospectus/Proxy Statement, which constitutes part of a Registration Statement filed by the Federated Funds with the SEC under the 1933 Act, omits certain of the information contained in the Registration Statement. Reference is hereby made to the Registration Statement and to the exhibits thereto for further information with respect to the Federated Funds and the shares offered hereby. Statements contained herein concerning the provisions of documents are necessarily summaries of such documents, and each such statement is qualified in its entirety by reference to the copy of the applicable document filed with the SEC.

IAI FUNDS

     Information about the IAI Funds is contained in each IAI Funds current Prospectus, Annual Report to Shareholders, Statement of Additional Information, and the Statement of Additional Information dated July 20, 2000 (relating to this Prospectus/Proxy Statement), each of which is incorporated herein by reference. Copies of such Prospectuses, Annual Reports, and Statements of Additional Information, which have been filed with the SEC, may be obtained upon request and without charge from the IAI Funds by calling 1-800-945-3863, or by writing to the IAI Funds at c/o Firstar Trust Company, P.O. Box 701, Milwaukee, Wisconsin 53201-0701. The IAI Funds are subject to the informational requirements of the 1933 Act, the 1934 Act and the 1940 Act and in accordance therewith file reports and other information with the SEC. Reports, proxy and information statements, charter documents and other information filed by the IAI Funds can be obtained by calling or writing the IAI Funds and can also be inspected at the public reference facilities maintained by the SEC or obtained at prescribed rates at the addresses listed in the previous section or from the SECs Internet site at http://www.sec.gov.

                               VOTING INFORMATION

     This Prospectus/Proxy Statement is furnished in connection with the solicitation by the Board of Directors of the IAI Funds of proxies for use at the Special Meeting of Shareholders (the Special Meeting) to be held on September 8, 2000 at 1 p.m., Central Time at 601 Second Avenue South, Suite 3600, Minneapolis, Minnesota 55402, and at any adjournments thereof. The proxy confers discretionary authority on the persons designated therein to vote on other business not currently contemplated which may properly come before the Special Meeting. A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications thereon; if no instructions are given, such proxy will be voted in favor of the Plan. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the IAI Funds an instrument revoking the proxy, by submitting a proxy bearing a later date or by attending and voting at the Special Meeting.

     The cost of the solicitation, including the printing and mailing of proxy materials, will be borne by Federated Investors and IAI pursuant to a separate agreement. In addition to solicitations through the mails, proxies may be solicited by officers, employees and agents of the IAI. Such solicitations may be by telephone, telegraph or personal contact. IAI will reimburse custodians, nominees and fiduciaries for the reasonable costs incurred by them in connection with forwarding solicitation materials to the beneficial owners of shares held of record by such persons.

     You may vote by  completing  and signing  the  enclosed  proxy  card(s) and mailing them in the enclosed postage paid envelope. You may also vote your shares by phone at 1-800-690-6903. Internet voting is also available at www.proxyvote.com. Shareholder Communications Corp. (SCC) has been hired to assist in the proxy solicitation. For soliciting services, estimated proxy expenses total $100,000. If votes are recorded by telephone, SCC will use
procedures  designed  to  authenticate   shareholders   identities,   to  allow
shareholders to authorize the voting of their shares in accordance with their instructions, and to confirm that a shareholders instructions have been properly recorded.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

     The Board of Directors of the IAI Funds has fixed the close of business on July 14, 2000, as the record date for the determination of shareholders of the IAI Funds entitled to notice of and to vote at the Special Meeting and any adjournments thereof. Each share of an IAI Fund is entitled to one vote and fractional shares have proportionate voting rights. Only shareholders of record as of the record date are entitled to vote on the proposal. As of the record date, each of the IAI Funds had the number of shares issued and outstanding listed below:

          Fund Name                          Total Shares Outstanding
          ---------                          ------------------------

          IAI Balanced Fund                       1,168,121.450
          IAI Bond Fund                           1,451,416.617
          IAI Capital Appreciation Fund           1,350,989.739
          IAI Emerging Growth Fund                3,937,471.168
          IAI Growth Fund                           734,704.762
          IAI Growth and Income Fund              2,331,652.155
          IAI International Fund                  1,101,024.440
          IAI Long Term Growth Fund               2,359,837.111
          IAI Midcap Growth Fund                  2,702,969.029
          IAI Money Market Fund                  17,897,951.080
          IAI Regional Fund                       9,447,967.014



     On the record date, the Directors and officers of the IAI Funds owned in the aggregate 1.11% of the outstanding shares of the IAI Growth and Income Fund, 3.89% of the outstanding shares of the IAI Money Market Fund, and less than 1% of the outstanding shares of each of the other IAI Funds. To the best knowledge of IAI, as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the outstanding shares of any IAI Fund.


                                                        Shares Owned        Percent of
                                                        of Record and       Outstanding
Name of Fund       Name and Address                     Beneficially        Shares
------------------ -----------------------------------  --------------      -----------
IAI Balanced Fund  Wausau Homes Inc.                       226,323.584           19.47%
                   Attn: Marvin Schuette
                   PO Box 8005
                   Wausau, WI 54402-8005

                   Charles Schwab & Co. Inc.
                   SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St., Dept. 0
                   San Francisco, CA  94104-4122           126,871.655           10.92%

                   Emjayco
                   FBO Wausau Homes Inc.
                   401K Plan #6662
                   PO Box 170910
                   Milwaukee, WI  53217-8091               126,448.436           10.88%


                                       79


                                                        Shares Owned        Percent of
                                                        of Record and       Outstanding
Name of Fund       Name and Address                     Beneficially        Shares
------------------ -----------------------------------  --------------      -----------
IAI Bond Fund      Charles Schwab & Co. Inc.               206,744.686           14.29%
                   SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St.
                   San Francisco, CA  94104-4122

IAI Capital        Charles Schwab & Co. Inc.               208,617.691           15.43%
Appreciation       SPL Custody A/C for Excl Benefit of
Fund               Customer
                   Attn:  Mutual Funds Dept. - Cap App
                   Rein
                   101 Montgomery St.
                   San Francisco, CA  94104-4122

                   Olcoba Company                          188,478.025           13.94%
                   Attn: Marquette Trust Co.
                   7575 Golden Valley Rd., Ste 375
                   Golden Valley, MN  55427-4556

                   National Financial Services Corp.        88,118.207            6.52%
                   For the Excl Benefit of Our Customer
                   Attn;  Reconciliation Dept.
                   PO Box 3908
                   New York, NY  10008-3908

IAI Emerging       Charles Schwab & Co. Inc.               701,332.523           17.82%
Growth Fund        SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St., Dept. 0
                   San Francisco, CA  94104-4122

IAI Growth Fund    Charles Schwab & Co. Inc.                50,790.199            6.91%
                   SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St.
                   San Francisco, CA  94104-4122

                   Firstar Bank NA Cust.                    41,532.744            5.65%
                   Thomas Clifford IRA Rollover
                   1336 Camelback Ct., NE
                   Rochester, MN  55906-8900

IAI Growth and     Hawaiian Trust Co Ltd Agent             164,280.616            7.05%
Income Fund        FSM National Government
                   FBO Yap State
                   Monetization Inv #140022302
                   PO Box 1930
                   Honolulu, HI  96805-1930


                                       80


                                                        Shares Owned        Percent of
                                                        of Record and       Outstanding
Name of Fund       Name and Address                     Beneficially        Shares
------------------ -----------------------------------  --------------      -----------
IAI International  Hawaiian Trust Co. Ltd. Agent           214,129.749           19.52%
Fund               FSM National Government
                   FBO Yap State
                   Monetization Inv #140022302
                   PO Box 1930
                   Honolulu, HI  96805-1930

                   Charles Schwab & Co. Inc.               193,430.200           17.63%
                   SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St.
                   San Francisco, CA  94104-4122

                   Salomon Smith Barney Inc.                84,798.403            7.73%
                   388 Greenwich St #-010980125
                   New York, NY  10013-2375

                   Olcoba Company                           66,892.873            6.10%
                   Attn: Marquette Trust Co.
                   7575 Golden Valley Rd., Ste 375
                   Golden Valley, MN  55427-4556

IAI Long Term      FTC & Co.                             1,075,682.583           45.62%
Growth Fund        Attn:  Datalynx House Account
                   PO Box 173736
                   Denver, CO  80217-3736

                   Charles Schwab & Co. Inc.               230,398.830            9.77%
                   SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St., Dept 0
                   San Francisco, CA  94104-4122

IAI Midcap         Charles Schwab & Co. Inc.               469,444.108           17.31%
Growth Fund        SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St.
                   San Francisco, CA  94104-4122

                   National Financial Services Corp        173,759.397            6.43%
                   For the Excl Benefit of Our Customer
                   Attn: Reconciliation Dept.
                   PO Box 3908
                   New York, NY  10008-3908


                                       81


                                                        Shares Owned        Percent of
                                                        of Record and       Outstanding
Name of Fund       Name and Address                     Beneficially        Shares
------------------ -----------------------------------  --------------      -----------
                   Smith Barney 401K Advisor Group         168,347.756            6.22%
                   Trust
                   Smith Barney Corporate Trust Company
                   Attn: Plan Valuation Services
                   PO Box 1063
                   East Brunswick, NJ  08816-1063

IAI Regional Fund  Charles Schwab & Co. Inc.               751,563.336             7.97%
                   SPL Custody A/C for Excl Benefit of
                   Customer
                   101 Montgomery St.
                   San Francisco, CA  94104-4122


     On the record date, the Directors/Trustees and officers of each Federated Fund as a group owned less than 1% of the outstanding shares of each Federated Fund. To the best knowledge of Federated Investment Management Company (and in the case of Federated International Equity Fund, Federated Global Investment Management Corporation), as of the record date, no person, except as set forth in the table below, owned beneficially or of record 5% or more of the outstanding shares of any Federated Fund.



                                                                     Shares Owned         Percent of
Name of Fund                    Name and Address                     of Record and        Outstanding
                                                                     Beneficially         Shares
-----------------------------   ----------------------------------   -----------------    ---------------

Federated Aggressive Growth     MLPF&S for the sole benefit of            533,816.241        8.38%
Fund (Class A)                  its customers
                                Attn:  Fund Admin. SEC #97L82
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

Federated Aggressive Growth     MLPF&S for the sole benefit of            501,401.577         8.31%
Fund (Class B)                  its customers
                                Attn:  Fund Admin. SEC #97L83
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484


                                       82


                                                                     Shares Owned         Percent of
Name of Fund                    Name and Address                     of Record and        Outstanding
                                                                     Beneficially         Shares
-----------------------------   ----------------------------------   -----------------    ---------------

Federated Aggressive Growth     MLPF&S for the sole benefit of            458,305.761         26.78%
Fund (Class C)                  its customers
                                Attn:  Fund Admin. SEC #97L84
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

Federated American Leaders      MLPF&S for the sole benefit of          1,740,931.638         22.85%
Fund, Inc. (Class C)            its customers
                                Attn:  Fund Admin. SEC #97BG7
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

Federated American Leaders      MLPF&S for the sole benefit of            935,937.088         19.35%
Fund, Inc. (Class F)            its customers
                                Attn:  Fund Admin. SEC #97B11
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

Automated Cash Management       Stephens Inc.                         186,735,870.040         8.62%
Trust (Institutional            Omnibus Account
Service Shares)                 C/o Stephens Inc.
                                Attn:  Jean Geiger
                                P.O. Box 3507
                                Little Rock, AR  72203-3507

                                Fiduciary Tr. Co. International       390,966,754.070         18.04%
                                Customer Account
                                Attn: Sec. Dept. Ben Dipietro
                                PO Box 3199 - Church St. Station
                                New York, NY 10008-3199

                                Primevest Financial Services          121,469,902.790         5.60%
                                Attn: Commercial Sweep Account
                                400 First Street South
                                Suite 300
                                St. Cloud, MN 56301-3661

Federated Bond Fund             MLPF&S for the sole benefit of          6,037,537.103         24.28%
(Class A)                       its customers
                                Attn:  Fund Admin. SEC #97G52
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484


                                       83


                                                                     Shares Owned         Percent of
Name of Fund                    Name and Address                     of Record and        Outstanding
                                                                     Beneficially         Shares
-----------------------------   ----------------------------------   -----------------    ---------------

Federated Bond Fund             MLPF&S for the sole benefit of          2,998,623.517         8.92%
(Class B)                       its customers
                                Attn:  Fund Admin. SEC #97G53
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

Federated Bond Fund             MLPF&S for the sole benefit of          2,661,758.079         30.65%
(Class C)                       its customers
                                Attn:  Fund Admin. SEC #97G54
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

Federated Bond Fund             Parsch & Co.                            1,937,895.742         5.27%
(Class F)                       Lapeer County Bank & Trust Co.
                                Attn:  Trust Department
                                P.O. Box 250
                                Lapeer, MI  48446-0250

                                MLPF&S for the sole benefit of          3,470,403.255         9.43%
                                its customers
                                Attn:  Fund Admin. SEC #971L6
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

                                Nationwide QPVA                         6,751,327.883         18.35%
                                c/o IPO Portfolio Accounting
                                P.O. Box 182029
                                Columbus, OH  43218-2029

Federated Capital               MLPF&S for the sole benefit of            136,231.823         12.06%
Appreciation Fund (Class C)     its customers
                                Attn:  Fund Admin. SEC #97JG2
                                4800 Deer Lake Drive East 2nd Fl.
                                Jacksonville, FL  32246-6484

Federated Growth Strategies     MLPF&S For the Sole Benefit of            112,732.104         6.82%
Fund (Class C)                  Its Customers
                                Attn: Fund Admin. Sec. #97HC2
                                4800 Deer Lake Drive East 2nd
                                Flr.
                                Jacksonville, FL 32246-6484

Federated International         MLPF&S For the Sole Benefit of            344,234.180         8.59%
Equity Fund (Class B)           Its Customers
                                Attn: Fund Admin. Sec. #97FH4
                                4800 Deer Lake Drive East 2nd
                                Flr.
                                Jacksonville, FL 32246-6484


                                       84


                                                                     Shares Owned         Percent of
Name of Fund                    Name and Address                     of Record and        Outstanding
                                                                     Beneficially         Shares
-----------------------------   ----------------------------------   -----------------    ---------------

Federated International         MLPF&S For the Sole Benefit of            547,453.614         19.19%
Equity Fund (Class C)           Its Customers
                                Attn: Fund Admin. Sec. #97BH2
                                4800 Deer Lake Drive East 2nd
                                Flr.
                                Jacksonville, FL 32246-6484

Federated Large Cap Growth      MLPF&S For The Sole Benefit Of            521,347.986         13.53%
Fund (Class C)                  Its Customers
                                Attn: Fund Admin. Sec. #9EELO
                                4800 Deer Lake Drive E Fl. 2
                                Jacksonville, FL 32246-6484

Federated Stock and Bond        MLPF&S For The Sole Benefit Of             71,958.589         5.94%
Fund, Inc. (Class C)            Its Customers
                                Attn: Fund Admin. Sec. #9EELO
                                4800 Deer Lake Drive E Fl. 2
                                Jacksonville, FL 32246-6484

                                Banco Popular De Puerto Rico               87,738.755         7.25%
                                RPO Western Auto Puerto Rico Inc.
                                Attn: Maryvette Velazques Torres
                                Trust Division 725
                                Ponce De Leon 209 FL 4
                                Hato Rey PR 00917-1818



     Approval of the Plan with respect to an IAI Fund requires the affirmative vote, in person or by proxy, of a majority of the outstanding shares on the record date. With respect to IAI Balanced Fund, IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund and IAI Money Market Fund, all of which are series of IAI VI, approval of the Plan will be considered approval of the amendment to the Articles of Incorporation of IAI VI required to effect the Reorganization attached to the Plan. In the event that shareholders of one or more of the IAI Funds do not approve the Plan, the Reorganization will proceed with respect to those IAI Funds that have approved the Plan, subject to certain other conditions being met. The votes of shareholders of the Federated Funds are not being solicited since their approval is not required in order to effect the Reorganization.

     Each IAI Fund will vote separately on the proposal. In order for the shareholder meeting to go forward for an IAI Fund, there must be a quorum. This means that at least 10% of that Fund's shares must be represented at the meeting-either in person or by proxy. All returned proxies count toward a quorum, regardless of how they are voted. An abstention will be counted as shares present at the meeting in determining whether a proposal has been approved, and will have the same effect as a vote "against" the proposal. Broker non-votes will not be counted as present in calculating the vote on any proposal. (Broker non-votes are shares for which (a) the underlying owner has not voted and (b) the broker holding the shares does not have discretionary authority to vote on the particular matter.) If you sign and date your proxy, but do not specify instructions, your shares will be voted in favor of the proposal.

     If a quorum is not obtained or if sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. In determining whether to adjourn the meeting, the following factors may be considered: the nature of the proposal; the percentage of votes actually cast; the percentage of negative votes actually cast; the nature of any further solicitation; and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require a vote in favor of the adjournment by the holders of a majority of the shares present in person or by proxy at the meeting (or any adjournment of the meeting).


Other Matters

     Management of the IAI Funds knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other business shall properly come before the Special Meeting, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

Board Recommendation

     After carefully considering the issues involved, the Board of Directors of the IAI Funds has unanimously concluded that the proposed Reorganization is in the best interests of shareholders. The Board of Directors of the IAI Funds recommends that you vote to approve the Plan. Whether or not shareholders expect to attend the Special Meeting, all shareholders are urged to sign, fill in and return the enclosed proxy form promptly.

                       STATEMENT OF ADDITIONAL INFORMATION

                                  JULY 20, 2000


                               Federated Bond Fund
                                (Class A shares)
              (a series of Federated Investment Series Funds, Inc.)

                        Federated Aggressive Growth Fund
                       Federated Capital Appreciation Fund
                        Federated Growth Strategies Fund
                         Federated Large Cap Growth Fund
                                (Class A Shares)
                    (each a series of Federated Equity Funds)

                       Federated International Equity Fund
                                (Class A Shares)
                  (a series of Federated International Series,
                                      Inc.)

                       Federated Stock and Bond Fund, Inc.
                                (Class A Shares)

                                 Automated Cash
                                Management Trust
                         (Institutional Service Shares)
                  (a series of Money Market Obligations Trust)

                      Federated American Leaders Fund, Inc.
                                (Class A Shares)

                              5800 Corporate Drive
                            Pittsburgh, PA 15237-7000
                                 1-800-341-7400

                            To acquire the Assets of:

                                  The IAI Funds
                             601 Second Avenue South
                                   Suite 3600
                          Minneapolis, Minnesota 55402
                                 1-800-945-3863



     This Statement of Additional Information relates specifically to the reorganization of mutual funds managed by Investment Advisers, Inc. ("IAI Funds") into the above-referenced Federated Funds (each a "Federated Fund"). Pursuant to this reorganization, each Federated Fund would acquire all of the assets of an IAI Fund that has substantially similar investment objectives and investment policies and strategies, and Federated Fund shares would be distributed pro rata by each IAI Fund to the holders of its shares, in complete liquidation of the IAI Fund. For the name of the Federated Fund into which your IAI Fund would be reorganized, see the "Summary - About the Proposed Reorganization" in the Prospectus/Proxy Statement dated July 20, 2000. This

Statement of Additional Information dated July 20, 2000 is not a prospectus. A Prospectus/Proxy Statement dated July 20, 2000, related to the above-referenced matter may be obtained from the Federated Funds at the address and telephone number shown above. This Statement of Additional Information should be read in conjunction with such Prospectus/Proxy Statement.

     This  Statement  of  Additional   Information  consists  of  the  following
described documents, each of which is incorporated by reference herein:

     1. Statement of Additional Information of IAI Bond Fund, a series of IAI Investment Funds I, Inc., dated March 31, 2000, included in Post-Effective Amendment No. 41 to the Registration Statement on Form N-1A of IAI Investment Funds I, Inc. (1933 Act File No. 2-59115 and 1940 Act File No. 811-2747), previously filed on EDGAR, Accession Number 0000897101-00-000337.

     2. Statement of Additional Information of IAI Growth Fund, a series of IAI Investment Funds II, Inc., dated July 30, 1999, included in Post-Effective Amendment No. 11 to the Registration Statement on Form N-1A of IAI Investment Funds II, Inc. (1933 Act File No. 33-61834 and 1940 Act File No. 811-7690), previously filed on EDGAR, Accession Number 0000897101-99-000749.

     3. Statement of Additional Information of IAI International Fund, a series of IAI Investment Funds III, Inc., dated March 1, 2000, included in Post-Effective Amendment No. 29 to the Registration Statement on Form N-1A of IAI Investment Funds III, Inc. (1933 Act File No. 33-10207 and 1940 Act File No. 811-4904), previously filed on EDGAR, Accession Number 0000897101-00-000206.

     4. Statement of Additional Information of IAI Regional Fund, a series of IAI Investment Funds IV, Inc., dated July 30, 1999, included in Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of IAI Investment Funds IV, Inc. (1933 Act File No. 2-66885 and 1940 Act File No. 811-3004), previously filed on EDGAR, Accession Number 0000897101-99-000750.

     5. Statement of Additional Information of IAI Balanced Fund, IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund, IAI Money Market Fund, each a series of IAI Investment Funds VI, Inc., dated July 30, 1999, included in Post-Effective Amendment No. 31 to the Registration Statement on Form N-1A of IAI Investment Funds VI, Inc. (1933 Act File No. 33-40496 and 1940 Act File No. 811-5990), previously filed on EDGAR, Accession Number 0000897101-99-000754.

     6. Statement of Additional Information of IAI Growth and Income Fund, a series of IAI Investment Funds VII, Inc., dated July 30, 1999, included in Post-Effective Amendment No. 54 to the Registration Statement on Form N-1A of IAI Investment Funds VII, Inc. (1933 Act File No. 2-39560 and 1940 Act File No. 811-2147), previously filed on EDGAR, Accession Number 0000897101-99-000752.

     7. Statement of Additional Information of IAI Long Term Growth Fund (formerly, IAI Value Fund), a series of IAI Investment Funds VIII, Inc., dated July 30, 1999, included in Post-Effective Amendment No. 27 to the Registration Statement on Form N-1A of IAI Investment Funds VIII, Inc. (1933 Act File No.
2-84589 and 1940 Act File No. 811-3767), previously filed on EDGAR, Accession Number 0000897101-99-000751.

     8. Statement of Additional Information of Federated Bond Fund, a series of Federated Investment Series Funds, Inc., dated December 31, 1999, included in Post-Effective Amendment No. 19 to the Registration Statement on Form N-1A of Federated Investment Series Funds, Inc. (1933 Act File No. 33-48847 and 1940 Act File No. 811-07021), previously filed on EDGAR, Accession Number 0000889388-99-000014.

     9. Statement of Additional Information of Federated Aggressive Growth Fund, Federated Capital Appreciation Fund, Federated Growth Strategies Fund, Federated Large Cap Growth Fund, each a series of Federated Equity Funds, dated December 31, 1999, included in Post-Effective Amendment No. 44 to the Registration Statement on Form N-1A of Federated Equity Funds, as amended on March 28, 2000, (1933 Act File No. 2-91090 and 1940 Act File No. 811-4017),
previously filed on EDGAR, Accession Numbers 0000745968-99-000014 and 0000745968-00-000007, respectively.

     10. Statement of Additional Information of Federated International Equity Fund, a series of Federated International Series, Inc., dated March 31, 2000 included in Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A of Federated International Series, Inc. (1933 Act File No. 2-91776 and 1940 Act File No. 811-3984), previously filed on EDGAR, Accession Number 0000742286-00-000010.

     11. Statement of Additional Information of Federated Stock and Bond Fund, Inc., dated December 31, 1999, included in Post-Effective Amendment No. 100 to the Registration Statement on Form N-1A of Federated Stock and Bond Fund, Inc., as amended March 28, 2000, (1933 Act File No. 2-10415 and 1940 Act File No. 811-1), previously filed on EDGAR, Accession Numbers 0000013386-99-000016 and 0000013386-00-000006, respectively.

     12. Statement of Additional Information of Automated Cash Management Trust, a series of Money Market Obligations Trust, dated September 30, 1999, included in Post-Effective Amendment No. 35 to the Registration Statement on Form N-1A of Money Market Obligations Trust (1933 Act File No. 33-31602 and 1940 Act File No. 811-5950), previously filed on EDGAR, Accession Number 0000856517-99-000036.

     13. Statement of Additional Information of Federated American Leaders Fund, Inc., dated May 31, 2000, included in Post-Effective Amendment No. 67 to the Registration Statement on Form N-1A of Federated American Leaders Fund, Inc. (1933 Act File No. 2-29786 and 1940 Act File No. 811-1704), previously filed on EDGAR, Accession Number 0000005352-00-000004.

     14. The audited financial statements of IAI Bond Fund, a series of IAI Investment Funds I, Inc., included in the Annual Report to Shareholders of IAI Bond Fund for the fiscal year ended November 30, 1999, previously filed on EDGAR, Accession Number 0000897101-99-000765.

     15. The audited financial statements of IAI Growth Fund, a series of IAI Investment Funds II, Inc., included in the Annual Report to Shareholders of IAI Growth Fund for the fiscal year ended March 31, 2000, previously filed on EDGAR, Accession Number 0000897101-00-000601.

     16. The audited financial statements of IAI International Fund, a series of IAI Investment Funds III, Inc., included in the Annual Report to Shareholders of IAI International Fund for the fiscal year ended October 31, 1999, previously filed on EDGAR, Accession Number 0000897101-99-000006.

     17. The unaudited financial statements of IAI International Fund, a series of IAI Investment Funds III, Inc., included in the Semi-Annual Report to Shareholders of IAI International Fund for the period ended April 30, 2000, previously filed on EDGAR, Accession Number 0000897101-00-000675.

     18. The audited financial statements of IAI Regional Fund, a series of IAI Investment Funds IV, Inc., included in the Annual Report to Shareholders of IAI Regional Fund for the fiscal year ended March 31, 2000, previously filed on EDGAR, Accession Number 0000897101-00-000601.

     19. The audited financial statements of IAI Balanced Fund, IAI Capital Appreciation Fund, IAI Emerging Growth Fund, IAI Midcap Growth Fund, each a series of IAI Investment Funds VI, Inc., included in the Annual Reports to Shareholders of IAI Investment Funds VI, Inc. for the fiscal year ended March 31, 2000, previously filed on EDGAR, Accession Numbers 0000897101-00-000600 (IAI Balanced Fund), and 0000897101-00-000601 (IAI Capital Appreciation Fund, IAI Emerging Growth Fund, and IAI Midcap Growth Fund).

     20. The audited financial statements of IAI Money Market Fund, a series of IAI Investment Funds VI, Inc., included in the Annual Report to Shareholders of IAI Money Market Fund for the fiscal year ended January 31, 2000, previously filed on EDGAR, Accession Number 0000897101-00-000347.

     21. The audited financial Statements of IAI Growth and Income Fund, a series of IAI Investment Funds VII, Inc., included in the Annual Report to Shareholders of IAI Growth and Income Fund for the fiscal year ended March 31, 2000, previously filed on EDGAR, Accession Number 0000897101-00-000601.

     22. The audited financial statements of IAI Long Term Growth Fund (formerly, IAI Value Fund), a series of IAI Investment Funds VIII, Inc., included in the Annual Report to Shareholders of IAI Long Term Growth Fund for the fiscal year ended March 31, 2000, previously filed on EDGAR, Accession Number 0000897101-00-000601.

     23. The audited financial statements of Federated Bond Fund, a series of Federated Investment Series Funds, Inc., included in the Annual Report to Shareholders of Federated Bond Fund for the fiscal year ended October 31, 1999, previously filed on EDGAR, Accession Number 0000889388-99-000010.

     24. The unaudited financial statements of Federated Bond Fund, a series of Federated Investment Series Funds, Inc., included in the Semi-Annual Report to Shareholders of Federated Bond Fund for the period ended April 30, 2000, previously filed on EDGAR, Accession Number 0000889388-00-000005.

     25. The audited financial statements of Federated Aggressive Growth Fund, Federated Capital Appreciation Fund, Federated Growth Strategies Fund, Federated Large Cap Growth Fund, each a series of Federated Equity Funds, included in the separate Annual Reports to Shareholders of Federated Aggressive Growth Fund, Federated Capital Appreciation Fund, Federated Growth Strategies Fund, Federated Large Cap Growth Fund for the fiscal year ended October 31, 1999, previously filed on EDGAR, Accession Number 0000745968-00-000013.

     26. The unaudited financial statements of Federated Aggressive Growth Fund, Federated Capital Appreciation Fund, Federated Growth Strategies Fund, Federated Large Cap Growth Fund, each a series of Federated Equity Funds, included in the separate Semi-Annual Reports to Shareholders of Federated Aggressive Growth Fund, Federated Capital Appreciation Fund, Federated Growth Strategies Fund, Federated Large Cap Growth Fund for the period ended April 30, 2000, previously filed on EDGAR, Accession Number 0000745968-00-000013.

     27. The audited financial statements of Federated International Equity Fund, a series of Federated International Series, Inc., included in the Annual Report to Shareholders of Federated International Equity Fund for the fiscal year ended November 30, 1999, previously filed on EDGAR, Accession Number 0000742286-00-000002.

     28. The audited financial statements of Federated Stock and Bond Fund, Inc., included in the Annual Report to Shareholders of Federated Stock and Bond Fund, Inc. for the fiscal year ended October 31, 1999, previously filed on
EDGAR,  Accession  Number   0000013386-99-000013.

     29. The unaudited financial statements of Federated Stock and Bond Fund, Inc., included in the Semi-Annual Report to Shareholders of Federated Stock and Bond Fund, Inc. for the period ended April 30, 2000, previously filed on EDGAR, Accession Number 0000013386-00-000009.

     30. The audited financial statements of Automated Cash Management Trust, a series of Money Market Obligations Trust, included in the Annual Report to Shareholders of Automated Cash Management Trust for the fiscal year ended July 31, 1999, previously filed on EDGAR, Accession Number 0000856517-99-000042.

     31. The unaudited financial statements of Automated Cash Management Trust, a series of Money Market Obligations Trust, included in the Semi-Annual Report to Shareholders of Automated Cash Management Trust for the period ended January 31, 2000, previously filed on EDGAR, Accession Number 0000856517-00-000013.

     32. The audited financial statements of Federated American Leaders Fund, Inc. included in the Annual Report to Shareholders of Federated American Leaders Fund, Inc. for the fiscal year ended March 31, 2000, previously filed on EDGAR, Accession Number 0000005352-00-0000003.

                            IAI EMERGING GROWTH FUND
                            IAI LONG TERM GROWTH FUND
                          IAI CAPITAL APPRECIATION FUND
                        FEDERATED AGGRESSIVE GROWTH FUND
               NOTES TO PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)
                                 MARCH 31, 2000


Basis of Combination
--------------------

The accompanying unaudited Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations and Schedule of Investments ("Pro Forma Financial Statements") reflect the accounts of IAI Emerging Growth Fund, IAI Long Term Growth Fund, IAI Capital Appreciation Fund, collectively ("the IAI Funds"), and the Federated Aggressive Growth Fund ("Federated Fund") for the year ended March 31, 2000. These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2000.

The Pro Forma Combining Financial Statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2000. They should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Combining Financial Statements give effect to the proposed exchange of assets of the IAI Funds for shares of Federated Fund as if the reorganization was consummated on March 31, 2000. Under generally accepted accounting principles, Federated Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward. The statements assume that the shareholders of each IAI Fund have approved its reorganization into the Federated Fund. If shareholders of one or more of the IAI Funds do not approve the reorganization, pro forma financial information may be different than that provided.

To the extent any of the IAI Funds have capital losses, they will be aggregated and carried forward to the Federated Fund. Subject to limitations, the Federated Fund will be able to use these losses to offset future capital gains it realizes and, thereby, minimize taxable gains to its shareholders.


Adjustments to Pro Forma Combining Statement of Assets and Liabilities
----------------------------------------------------------------------

The following assumptions were made to the pro forma combining statement of assets and liabilities.

The statement assumes that the shareholders of each IAI Fund have approved its reorganization into the Federated Fund. If shareholders of one or more of the IAI Funds do not approve the reorganization, pro forma financial information may be different than that provided.

The pro forma net assets per share assumes the issuance of 3,898,617 shares of the Federated Aggressive Growth Fund in exchange for 5,413,611shares IAI Emerging Growth Fund, 2,021,084 shares of IAI Long Term Growth Fund and 1,417,582 shares of IAI Capital Appreciation Fund which would have been issued at March 31, 2000, in connection with the proposed reorganization.


Adjustments to Pro Forma Combining Statement of Operations
----------------------------------------------------------

The following assumptions were made as part of the pro forma combining statement of operations.

The statement assumes that the shareholders of each IAI Fund have approved its reorganization into the Federated Fund. If shareholders of one or more of the IAI Funds do not approve the reorganization, pro forma financial information may be different than that provided.

The pro forma combined Federated Aggressive Growth Fund will use all of the Federated Aggressive Growth Fund's current service providers at their current contracted rates.

Under terms of the IAI Funds Management Agreement, Investment Advisers, Inc. ("IAI") is required to pay for all expenses of each IAI Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the fund's paying an all inclusive management fee equal to an annual rate of 1.25% declining to 1.10% of average daily net assets of the IAI Emerging Growth Fund, 1.25% declining to 1.10% of average daily net assets of the IAI Long Term Growth Fund, and 1.40% declining to 1.10% of the average daily net assets of the IAI Capital Appreciation Fund. The Management Agreement also provides that IAI will reimburse each fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. For the year ended March 31, 2000, the IAI Emerging Growth Fund, IAI Long Term Growth Fund and IAI Capital Appreciation Fund paid investment advisory fees of 1.25%, 1.25% and 1.40%, respectively.

Federated Investment Management Company ("FIMC") acts as the investment adviser for the Federated Aggressive Growth Fund. For its services, FIMC receives an annual fee equal to 1.00% of the Fund's average daily net assets.

An adjustment to the combining investment advisory fee reflects investment advisory fees charged at 1.00% of the pro forma combined fund's average daily assets.

Administrative personnel and services will be provided to the combined entity by Federated Services Company for a fee based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by

Federated Investors, Inc., subject to a minimum fee of $125,000 plus $30,000 for each additional class of shares per annum.

Custodian, transfer and dividend disbursing agent, and portfolio accountant fees are calculated based on existing fund contracts that stipulate base fees and other factors such as the fund's asset size, number of accounts, and number and types of transactions.

The director's fees of the pro forma adjusted entity have been adjusted to reflect estimated fees incurred by the Federated Aggressive Growth Fund's board of directors.

The pro forma shareholder services fee has been adjusted to reflect the combination of the IAI Funds' net assets into Federated Aggressive Growth Fund's Class A Shares.

Pro forma legal, share registration, insurance, and miscellaneous fees have been adjusted to reflect the estimated charges of the combined entity.

                                                                                   IAI Emerging Growth Fund
                                                                                  IAI Long Term Growth Fund
                                                                                IAI Capital Appreciation Fund
                                                                               Federated Aggressive Growth Fund
                                                                         Pro Forma Combining Statements of Assets and
                                                                                         Liabilities
                                                                                  March 31, 2000 (Unaudited)
-------------------------------------------------------------------------------------------------------------------------------
                                            IAI           IAI           IAI         Federated
                                         Emerging      Long Term      Capital      Aggressive
                                          Growth         Growth     Appreciation     Growth         Pro Forma        Proforma
                                           Fund           Fund          Fund          Fund         Adjustment3       Combined
                                       -------------- ------------- -----------------------------------------------------------
ASSETS:
Investments in securities, at value     $90,628,150  $16,470,613    $25,142,520   $335,306,093              -    467,547,376
Cash                                        113,822       13,903              -          2,879              -        130,604
Income receivable                             4,285        2,170          2,947          3,741              -         13,143
Receivable for shares sold                  166,948            -              -      8,633,234              -      8,800,182
Receivable for Investments sold           2,862,017      822,691        601,188      1,225,492              -      5,511,388
Prepaid assets                                    -       11,766              -          6,943              -         18,709
                                        -----------  -----------    -----------   ------------     ----------   ------------
     Total assets                        93,775,222   17,321,143     25,746,655    345,178,382              -    482,021,402
                                        -----------  -----------    -----------   ------------     ----------   ------------
LIABILITIES:
Payable for investments purchased         4,098,083      739,121      1,177,420     10,797,177              -     16,811,801
Payable for shares redeemed                 184,872        4,504         19,239        472,692              -        681,307
Bank overdraft                                    -            -         39,181              -                        39,181
Income distribution payable                       -            -              -              -                             -
Accrued expenses                             91,648       16,034         25,176        373,610              -        506,468
                                        -----------  -----------    -----------   ------------     ----------   ------------
     Total liabilities                    4,374,603      759,659      1,261,016     11,643,479              -     18,038,757
                                        -----------  -----------    -----------   ------------     ----------   ------------
NET ASSETS                              $89,400,619  $16,561,484    $24,485,639   $333,534,903     $        -   $463,982,645
                                        -----------  -----------    -----------   ------------     ----------   ------------
NET ASSETS CONSISTS OF:
Paid in capital                         $50,822,946  $12,416,930    $15,614,707   $272,982,387     $        -    351,836,970
Net unrealized appreciation
(depreciation)
  of investments                         16,598,176    1,815,486      4,358,060     49,128,374              -     71,900,096
Accumulated net realized gain (loss)
  on Investments                         22,007,546    2,329,068      4,512,872     14,429,192              -     43,278,678
Accumulated undistributed net
  investment income/(Distributions
   in excess of net investment income)     (28,049)            -              -    (3,005,050)              -    (3,033,099)
                                        -----------  -----------    -----------   ------------     ----------   ------------
     Total Net Assets                   $89,400,619  $16,561,484    $24,485,639   $333,534,903     $ (11,766)   $463,982,645
                                        -----------  -----------    -----------   ------------     ----------   ------------
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PROCEEDS PER SHARE
Net Asset Value and Redemption Proceeds
   Per Share                            $     16.51  $      8.19    $     17.27   $      33.46(1)               $      33.46
                                        -----------  -----------    -----------   ------------     ----------   ------------
Offering Price Per Share                $     16.51  $      8.19    $     17.27   $      35.41(2)               $      35.41
                                        -----------  -----------    -----------   ------------     ----------   ------------
SHARES OUTSTANDING (ALL CLASSES)          5,413,611    2,021,084      1,417,582     10,095,979    (4,953,660)    13,994,596
                                        -----------  -----------    -----------   ------------     ----------   ------------


                                       9


COST OF INVESTMENTS                     $74,029,974  $14,655,127    $20,784,460   $286,177,719                  $395,647,280
                                        -----------  -----------    -----------   ------------                  ------------
1 Class A shares

2 Computation of offering price per share 100/94.5 of net asset value.  This factors in the sales load charged to certain other investors of the Federated Aggressive Growth Fund.  However, IAI Fund shareholders will not pay any sales charges in connection with the reorganization or on any subsequent purchases of or exchanges for shares of other Federated mutual funds; such transactions will be effected at net asset value.

3 See Notes to Pro Forma Financial Statements for discussion of pro forma adjustments.

                                                                                       IAI Emerging Growth Fund
                                                                                      IAI Long Term Growth Fund
                                                                                    IAI Capital Appreciation Fund
                                                                                   Federated Aggressive Growth Fund
                                                                             Pro Forma Combining Statements of Operations
                                                                                Year Ended March 31, 2000 (unaudited)
                                                                          ---------------------------------------------------
                                                 IAI                           IAI        Federated
                                               Emerging         IAI          Capital     Aggressive
                                                Growth         Value      Appreciation     Growth       Pro Forma     Pro Forma
                                                 Fund           Fund          Fund          Fund       Adjustment      Combined
INVESTMENT INCOME:
Dividends                                  $      9,574   $     61,125    $     19,113   $     14,676  $          -   $    104,488
Interest                                        243,054         40,163          60,960        145,572             -        489,749
                                           ------------   ------------    ------------   ------------  ------------   ------------
     Total investment income                    252,628        101,288          80,073        160,248                      594,237

EXPENSES:
Investment advisory fee                         755,602        125,699         356,300      1,028,365     (278,061)      1,987,905
Administrative personnel and services fee             -              -               -        185,000             -        185,000
Custodian fees                                        -              -               -         22,841         9,595         32,436
Transfer and dividend disbursing agent fees           -              -               -        345,943        50,000        395,943
Directors' fees                                  23,347          3,890          10,074          4,395      (36,811)          4,895
Auditing fees                                         -              -               -          9,570             -          9,570
Legal fees                                            -              -               -          1,724             -          1,724
Portfolio accounting fees                             -              -               -         76,778        20,000         96,778
Shareholder services fees                             -              -               -        257,091       239,900        496,991
Share registration costs                              -              -               -         62,922        25,000         87,922
Printing and postage                                  -              -               -         71,618        15,000         86,618
Interest expense                                    375            359             109              -         (843)              -
Distribution fees                                     -              -               -        555,149             -        555,149
Insurance premiums                                    -              -               -              -             -              -
Miscellaneous                                         -              -               -          9,490         7,500         16,990
                                           ------------   ------------    ------------   ------------  ------------   ------------
     TOTAL EXPENSES                             779,324        129,948         366,483      2,630,886        51,280      3,957,921

Less fees waived/reimbursed by adviser         (23,347)        (3,890)        (10,074)      (276,148)        37,311      (276,148)
                                           ------------   ------------    ------------   ------------  ------------   ------------
    NET EXPENSES                                755,977        126,058         356,409      2,354,738        88,591      3,681,773
                                           ------------   ------------    ------------   ------------  ------------   ------------
     NET INVESTMENT INCOME/(NET OPERATING
     LOSS)                                 $  (503,349)   $   (24,770)    $  (276,336)   $(2,194,490)  $   (88,591)   $(3,087,536)
                                           ------------   ------------    ------------   ------------  ------------   ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS:

Net realized gain (loss) on investments      36,771,387      6,364,324       9,223,171     15,054,835             -     67,413,717
Net change in unrealized appreciation
  (depreciation) on investments             (1,888,674)    (5,686,039)       1,969,105     41,336,420             -     35,730,812

     Net realized and unrealized gain
       (loss) on investments                 34,882,713        678,285      11,192,276     56,391,255             -    103,144,529
                                           ------------   ------------    ------------   ------------  ------------   ------------
         Change in net assets resulting
         from operations                   $ 34,379,364   $    653,515    $ 10,915,940   $ 54,196,765  $   (88,591)   $100,056,993
                                           ------------   ------------    ------------   ------------  ------------   ------------
(See Notes to Pro Forma Financial Statements for a discussion of Pro Forma Adjustments)

--------------------------------------------
IAI Emerging Growth Fund
IAI Long Term Growth Fund
IAI Capital Appreciation Fund
Federated Aggressive Growth Fund
Pro Forma Combining Schedule of Investments
As of March 31, 2000

                Principal Amount of Shares                                                               Value
         IAI                                                                                            IAI
IAI      Long Term IAI           Federated                                                   IAI      Long Term  IAI
Emerging Growth    Capital       Aggressive  Pro Forma                                     Emerging   Growth     Capital
Growth   Fund      Appreciation  Growth      Combined                                      Growth     Fund       Appreciation
Common Stocks--98.3%
                                                            Capital Goods--4.8%
                                  93,300      93,300    ACT Manufacturing, Inc.
                                  15,300      15,300    Dupont Photomasks, Inc.
                                  17,700      17,700    Flextronics International Ltd.
                                 132,500     132,500    Newpark Resources, Inc.
                                 118,560     118,560    Orbital Sciences Corp.
                                  93,000      93,000    Waste Connections, Inc.
                                  62,600      62,600    Zomax Optical Media, Inc.
 19,600   3,500     5,200                     28,300    (1)Advanced Lighting Technologies    367,500     65,625     97,500
 52,000   9,400    13,800                     75,200    (1)Applied Science and Technology  1,573,000    284,350    417,450
 18,789   3,388     4,725                     26,902    (1)IFCO Systems, foreign             429,798     77,501    108,084
 13,100   2,200     3,200                     18,500    (1)Trex Company                      501,075     84,150    122,400
 43,000   7,100    10,400                     60,500    (1)Zebra Technologies Class A      2,150,000    355,000    520,000
                                                            Total                          5,021,373    866,626  1,265,434

                                                            Communication Services--3.4%
                                  19,250      19,250    Covad Communications Group, Inc.
                                   9,300       9,300    Cypress Communications, Inc.
                                                        FirstWorld Communications, Inc.,
                                  17,300      17,300    Class B
                                  56,500      56,500    IDT Corp.
                                  44,600      44,600    MGC Communications, Inc.
                                   3,500       3,500    Net2000 Communications, Inc.
                                   7,600       7,600    Nextel Partners, Inc., Class A
                                   3,400       3,400    TeleCorp PCS, Inc.
                                   1,200       1,200    Tritel, Inc.
 14,100   2,500     3,700                     20,300    (1)Catalina Marketing              1,427,625    253,125    374,625
  8,500   1,500     2,100                     12,100    (1)Official Payments                 357,000     63,000     88,200
                                             104,900    (1)Profit Recovery Group
 71,800  12,700    20,400                                  International, foreign          1,328,300    234,950    377,400
 26,000   4,700     6,600                     37,300    (1)TTI Team Telecom International    858,000    155,100    217,800
 49,100   8,800    13,000                     70,900    (1)Valassis Communications         1,635,644    293,150    433,062
                                                                  Total                    5,606,569    999,325  1,491,087

                                                            Consumer Cyclicals--7.1%
                                   1,100       1,100    Avenue A, Inc.
                                  37,400      37,400    Career Education Corp.
                                  53,300      53,300    Children's Place Retail Stores, Inc.
                                  33,100      33,100    Diamond Technology Partners, Class A
                                   1,700       1,700    Digital Impact, Inc.
                                  63,350      63,350    Insight Enterprises, Inc.
                                  44,200      44,200    MIPS Technologies, Inc.
                                  96,200      96,200    Modem Media . Poppe Tyson, Inc.
                                 177,000     177,000    Navigant Consulting, Inc.
                                  79,012      79,012    Pacific Sunwear of California
                                 122,000     122,000    Webvan Group, Inc.
                                  71,000      71,000    bebe stores, Inc.
 10,900   1,600     2,400                     14,900    (1)Express Scripts Class A           457,800     67,200    100,800
                                                        (1)Kenneth Cole
 26,900   4,800     7,100                     38,800       Productions Class A             1,055,825    188,400    278,675
 60,233  10,799    15,900                     86,932    (1)99 Cents Only Stores            2,364,145    423,861    624,075
 53,300   9,600    14,100                     77,000    (1)Pacific Sunwear of California   2,052,050    369,600    542,850
 58,800  10,350    15,250                     84,400    (1)Wild Oats Markets               1,205,400    212,175    312,625
224,600  41,600    59,300                    325,500    (1)Aftermarket Technology          2,807,500    520,000    741,250
                                                             Total                         9,942,720  1,781,236  2,600,275

                                                            Consumer Staples--4.9%
                                                        Beasley Broadcast Group,
                                 136,100     136,100      Inc., Class A
                                  61,300      61,300    Citadel Communications Corp.
                                  38,700      38,700    P. F. Chang's China Bistro, Inc.
                                  40,500      40,500    Radio One, Inc.
                                 123,800     123,800    Spanish Broadcasting System, Inc.
                                  75,600      75,600    TiVo, Inc.
                                                        XM Satellite Radio Holdings,
                                  56,500      56,500      Inc., Class A
109,450  19,700    28,950                    158,100    (1)JAKKS Pacific                   2,360,016    424,781    624,234
 31,150   5,600     8,200                     44,950    (1)Apollo Group Class A              878,041    157,850    231,137
                                                        (1)Hotel Reservations
 47,800   8,600    12,600                     69,000       Network Class A                   848,450    152,650    223,650
 36,600   4,900     7,200                     48,700    (1)Papa John's International       1,207,800    161,700    237,600
                                                            Total                          5,294,307    896,981  1,316,621

                                                            Energy--5.7%
                                  17,100      17,100    Cal Dive International, Inc.
                                  28,000      28,000    Cooper Cameron Corp.
                                  47,500      47,500    ENSCO International, Inc.
                                  51,895      51,895    Nabors Industries, Inc.
                                 136,700     136,700    Patterson Energy, Inc.
                                  41,500      41,500    Precision Drilling Corp.
                                 175,670     175,670    R&B Falcon Corp.
                                  52,600      52,600    UTI Energy Corp.
                                 153,000     153,000    Varco International, Inc.
                                  76,900      76,900    Weatherford International, Inc.
 50,800   9,100    13,400                     73,300    (1)Patterson Energy                1,612,900    288,925    425,450
                                                            Total                          1,612,900    288,925    425,450

                                                            Financials--2.8%
                                  64,900      64,900    Americredit Corp.
                                 116,500     116,500    E-LOAN, Inc.
                                 112,100     112,100    Intercept Group, Inc.
                                  44,900      44,900    Metris Cos., Inc.
                                 243,700     243,700    Net.B@nk, Inc.
 52,600   9,500    13,899                     75,999    Radian Group                       2,505,075    452,438    661,940
                                                            Total                          2,505,075    452,438    661,940

                                                            Health Care--9.0%
                                 184,600     184,600    Advance Paradigm, Inc.
                                   7,800       7,800    Affymetrix, Inc.
                                  26,800      26,800    Alexion Pharmaceuticals, Inc.
                                  44,000      44,000    Gilead Sciences, Inc.
                                  13,000      13,000    Human Genome Sciences, Inc.
                                  10,600      10,600    Incyte Pharmaceuticals, Inc.
                                  43,300      43,300    Maxim Pharmacceuticals, Inc.
                                  95,400      95,400    Microvision, Inc.
                                   6,300       6,300    Millennium Pharmaceuticals, Inc.
                                 154,600     154,600    Osteotech, Inc.
                                  33,400      33,400    Protein Design Laboratories, Inc.
                                  32,000      32,000    QLT Phototherapeutics, Inc.
                                 164,800     164,800    Theragenics Corp.
 30,900   5,600     8,150                     44,650    (1)Patterson Dental                1,181,925    214,200    311,738
 78,100  14,000    20,600                    112,700    (1)Renal Care Group                1,693,794    303,625    446,763
 23,900   4,300     6,300                     34,500    (1)Albany Molecular Research       1,395,162    251,012    367,763
  4,100     700     1,000                      5,800    (1)Antigenics                         83,537     14,262     20,375
 22,200   4,000     5,900                     32,100    (1)Coherent                        1,154,400    208,000    306,800
 33,300   6,000     8,800                     48,100    (1)Eclipse Surgical Technologies     247,669     44,625     65,450
 16,200   2,900     4,300                     23,400    (1)Emisphere Technologies            840,375    150,438    223,063
 56,300  10,100    14,900                     81,300    (1)InfoCure                          978,212    175,488    258,888
  4,874                                        4,874    (1)GalaGen                            12,642
  3,800     700       900                      5,400    (1)Maxygen                           247,712     45,631     58,669
 66,100  11,900    17,450                     95,450    Mentor                             1,784,700    321,300    471,150
 20,000   3,600     5,300                     28,900    (1)Novoste                           800,000    144,000    212,000
                                                            Total                         10,420,128  1,872,581  2,742,659

                                                            Technology 59.7%
                                  58,100      58,100    24/7 Media, Inc.
                                 125,000     125,000    ACTV, Inc.
                                  65,400      65,400    Accrue Software, Inc.
                                  14,800      14,800    Aether Systems, Inc.
                                  72,200      72,200    Airnet Communications Corp.
                                  27,800      27,800    Allaire Corp.
                                  93,000      93,000    Ancor Communications, Inc.
                                  60,200      60,200    AnswerThink Consulting Group, Inc.
                                  35,400      35,400    AudioCodes Ltd.
                                  39,500      39,500    Aurora Bioscences, Inc.
                                   1,200       1,200    Avanex Corp.
                                  79,500      79,500    Aware, Inc.
                                  79,500      79,500    Bluestone Software, Inc.
                                  87,800      87,800    Braun Consulting, Inc.
                                   1,800       1,800    Caliper Technologies Corp.
                                     800         800    Centra Software, Inc.
                                  86,000      86,000    Chordiant Software, Inc.
                                  26,100      26,100    Clarent Corp.
                                  52,300      52,300    Cobalt Networks, Inc.
                                                        Cognizant Technology
                                  64,000      64,000      Solutions Corp.
                                   8,500       8,500    Comverse Technology, Inc.
                                  59,900      59,900    Concentric Network Corp.
                                 114,600     114,600    Concur Technologies, Inc.
                                  38,874      38,874    Conexant Systems, Inc.
                                  25,700      25,700    Credence Systems Corp.
                                  26,700      26,700    Crossroads Systems, Inc.
                                 111,500     111,500    Cybersource Corp.
                                  30,000      30,000    Cymer, Inc.
                                  28,800      28,800    Delano Technology Corp.
                                  79,500      79,500    Digital River, Inc.
                                  13,300      13,300    E-Tek Dynamics, Inc.
                                  83,800      83,800    EarthWeb, Inc.
                                 123,383     123,383    Egain Communications Corp.
                                  34,200      34,200    Extreme Networks, Inc.
                                  39,600      39,600    F5 Networks, Inc.
                                   8,800       8,800    FairMarket, Inc.
                                  52,100      52,100    Firepond, Inc.
                                  45,000      45,000    GRIC Communications, Inc.
                                  75,500      75,500    Gadzoox Networks, Inc.
                                  46,100      46,100    Healtheon Corp.
                                  79,900      79,900    Henry Jack & Associates, Inc.
                                  48,800      48,800    Hi/fn, Inc.
                                  41,400      41,400    ISS Group, Inc.
                                  20,400      20,400    Informatica Corp.
                                                        InterWAVE Communications
                                  29,800      29,800      International Ltd.
                                  51,500      51,500    Intertrust Technologies Corp.
                                   1,200       1,200    Interwoven, Inc.
                                  28,200      28,200    Keynote Systems, Inc.
                                  48,500      48,500    Kopin Corp.
                                   1,300       1,300    Lante Corp.
                                  25,000      25,000    Liberate Technologies, Inc.
                                  79,300      79,300    MMC Networks, Inc.
                                  70,400      70,400    Marimba, Inc.
                                  93,000      93,000    Mastech Corp.
                                   1,500       1,500    MatrixOne, Inc.
                                  70,100      70,100    Medquist, Inc.
                                  18,600      18,600    Mercury Interactive Corp.
                                  23,000      23,000    Micrel, Inc.
                                  25,300      25,300    Micromuse, Inc.
                                  92,900      92,900    Neon Systems, Inc.
                                  44,200      44,200    NetIQ Corp.
                                  63,600      63,600    Netro Corp.
                                   4,700       4,700    Niku Corp.
                                  14,400      14,400    Official Payments Corp.
                                 114,800     114,800    ONYX Software Corp.
                                  59,100      59,100    OTG Software, Inc.
                                  79,300      79,300    Onvia.com, Inc.
                                  35,800      35,800    PRI Automation, Inc.
                                  47,400      47,400    Packeteer, Inc.
                                 104,100     104,100    Paradyne Networks, Inc.
                                 143,000     143,000    Pilot Network Services, Inc.
                                   6,400       6,400    Quantum Effect Devices, Inc.
                                  60,800      60,800    Quokka Sports, Inc.
                                  27,800      27,800    RF Micro Devices, Inc.
                                   8,200       8,200    Razorfish, Inc.
                                   5,000       5,000    Register.Com, Inc.
                                  35,700      35,700    SCM Microsystems, Inc.
                                  53,500      53,500    Satyam Infoway Ltd., ADR
                                  74,700      74,700    SmartForce PLC, ADR
                                   7,400       7,400    Software.com, Inc.
                                  77,500      77,500    Tollgrade Communications, Inc.
                                  33,300      33,300    Veeco Instruments, Inc.
                                  13,500      13,500    VerticalNet, Inc.
                                  44,000      44,000    Virata Corp.
                                  18,700      18,700    Vitesse Semiconductor Corp.
                                  58,200      58,200    WebTrends Corp.
                                  83,300      83,300    Witness Systems, Inc.
                                 100,500     100,500    XCare.net, Inc.
                                 137,800     137,800    eGain Communications Corp.
                                   1,400       1,400    WebMethods, Inc.
 21,300   3,800     5,600                     30,700    (1)Alamosa PCS Holdings              804,075    143,450    211,400
 44,400   8,000    11,700                     64,100    (1)American Mobile Satellite       1,065,600    192,000    280,800
145,800  27,600    41,900                    215,300    (1)CCC Information Services Group  3,134,700    593,400    900,850
  5,100     900     1,400                      7,400    (1)Diamond Technology Partners       335,325     59,175     92,050
 68,100  12,200    18,000                     98,300    (1)DSET                            1,255,594    224,937    331,875
 20,500   3,700     5,400                     29,600    (1)Exchange Applications           1,084,898    195,811    285,778
 17,900   3,200     4,700                     25,800    (1)Great Plains Software             955,413    170,800    250,863
 32,300   5,300     7,700                     45,300    (1)iGATE Capital                   1,457,538    239,163    347,463
149,300  26,900    39,500                    215,700    (1)IMRglobal                       2,146,188    386,687    567,813
 96,400  17,300    25,500                    139,200    (1)Wavo                              430,788     77,309    113,953
 17,100   3,100     4,500                     24,700    (1)ADE                               376,200     68,200     99,000
 27,700   5,000     7,300                     40,000    (1)Advanced Radio Telecom            917,562    165,625    241,812
 35,800   6,400     9,500                     51,700    (1)American Xtal Technology        1,159,025    207,200    307,562
    900     200       200                      1,300    (1)ArrowPoint Communications         106,636     23,697     23,697
 20,900   3,800     5,500                     30,200    (1)AstroPower                        675,331    122,787    177,719
 13,600   2,500     3,600                     19,700    (1)California Amplifier              421,600     77,500    111,600
 13,600   2,500     3,600                     19,700    (1)Cognex                            784,550    144,219    207,675
 59,200  10,000    14,300                     83,500    (1)Datalink                        1,184,000    200,000    286,000
 20,000   3,600     5,300                     28,900    (1)Exar                            1,431,250    257,625    379,281
 25,200   4,500     6,700                     36,400    (1)Lattice Semiconductor           1,705,725    304,594    453,506
 45,200   8,100    12,000                     65,300    (1)Mercury Computer Systems        2,209,150    395,888    586,500
 26,000   4,700     6,900                     37,600    National Computer Systems          1,319,500    238,525    350,175
 60,600  10,900    16,000                     87,500    (1)REMEC                           3,060,300    550,450    808,000
 25,600   4,600     6,800                     37,000    (1)Sawtek                          1,345,600    241,788    357,425
 48,300   8,733    12,833                     69,866    (1)Three-Five Systems              2,898,000    523,980    769,980
  9,000   1,600     2,400                     13,000    (1)Visual Networks                   510,750     90,800    136,200
 78,300  14,095    20,600                    112,995    (1)Zamba                             819,703    147,557    215,656
 17,500   3,100     4,600                     25,200    (1)Zoran                             985,469    174,569    259,037
 23,950             6,300                     30,250    (1)ANADIGICS                       1,580,700    283,800    415,800
 31,100   5,600     8,200                     44,900    (1)ANTEC                           1,393,669    250,950    367,462
 13,300   2,300     3,400                     19,000    (1)Aware                             533,662     92,287    136,425
 17,800   3,200     5,000                     26,000    (1)BreezeCom, foreign                665,275    119,600    186,875
 11,900   2,100     3,200                     17,200    (1)CommScope                         542,937     95,812    146,000
 20,900   3,800     5,500                     30,200    (1)Com21                             982,300    178,600    258,500
 32,400   5,800     8,600                     46,800    (1)Digital Microwave               1,097,550    196,475    291,325
 18,300   3,300     4,900                     26,500    (1)Orckit Communications, foreign  1,226,100    221,100    328,300
 57,200  10,300    15,800                     83,300    (1)Tollgrade Communications        3,031,600    545,900    837,400
 26,000   4,700     6,900                     37,600    (1)Westell Technologies Class A      828,750    149,812    219,937
                                                            Total                         46,463,013  8,352,072 12,341,694

                                                            Transportation--.9%
                                  84,500      84,500    SkyWest, Inc.
 24,700   4,500     6,500                     35,700    (1)Atlas Air                         676,163    123,188    177,938
                                                                                          --------------------------------
                                                            Total                            676,163    123,188    177,938
                                                        Total Common Stocks

Repurchase Agreement--0.5%
                               2,105,000   2,105,000    ABN AMRO, Inc., 6.18%, dated 3/31/2000, due 4/3/2000

        RESTRICTED SECURITIES - 0.0% (2)
----------------------------------------
Common Stocks - 0.0%
         42,272                               42,272    Westgate Acquisitions                                 0
Non-Convertible Preferred Stock- 0.0%
         86,198                               86,198    Westgate Acquisitions Series A                        0

Limited Partnerships - 0.0%
(percentage ownership)
1.78%                                          1.78%    (1) Alta Berkeley III, foreign       161,520
0.69%                                          0.69%    (1) South Street Corporate
                                                            Recovery Fund I
1.65%    1.10%                                 2.75%    (1) South Street Leveraged
                                                            Corporate Recovery Fund I
         1.42%                                 1.42%    (1) Vanguard Associates III                       11,795
                                                            Total                            161,520      11,795         0
Convertible Debentures-0.0%
    258,332                                  258,332    Air Communications Series B                0

                                                                    Exercise         Exercise
Warrants - 0.0%                                                      Price             Date

      1,805                                    1,805    Gala Gen     $11.08          07/09/00      0
     22,501                                   22,501    GalaGen      $11.08          01/29/01      0
                                        Total                                                      0           0         0
                                        Total Restricted Securities

        SHORT - TERM SECURITIES - 1.2%
--------------------------------------
                                                                                                 Market
Commercial Paper -0.8%                                            Rate            Maturity       Value (a)
                                                        Associates (Financial)
     2,500,000                             2,500,000                  6.20%       04/03/00     2,549,122
                                                        Gillette (Consumer Non-Durables)
                             1,200,000     1,200,000                  6.20%       04/03/00                       1,199,587
Investment Company - 0.4%                               Total                                  2,549,122       0 1,199,587

       375,260     683,686     919,835     1,978,781    Firstar Institutional Money              375,260 683,686   919,835
                                                        Market Fund 5.69%

Demand Note - 0.0
                   141,760                   141,760    Wisconsin Electric (Utilities)                   141,760

                                                        Total Short-Term Securities

                 TOTAL INVESTMENTS IN SECURITIES                                            90,628,150 16,470,613   25,142,520

(1)   Non-Income Producing Security

(2)   Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public.



--------------------------------------------
IAI Emerging Growth Fund
IAI Long Term Growth Fund
IAI Capital Appreciation Fund
Federated Aggressive Growth Fund
Pro Forma Combining Schedule of Investments
As of March 31, 2000


                                                    Value
                                           Federated
                                           Aggressive            Pro Forma
                                           Growth                Combined

Common Stocks--98.3%
    Capital Goods--4.8%
ACT Manufacturing, Inc.                     5,218,969             5,218,969
Dupont Photomasks, Inc.                       886,444               886,444
Flextronics International Ltd.              1,246,744             1,246,744
Newpark Resources, Inc.                     1,060,000             1,060,000
Orbital Sciences Corp.                      1,778,400             1,778,400
Waste Connections, Inc.                     1,127,625             1,127,625
Zomax Optical Media, Inc.                   3,771,650             3,771,650
(1)Advanced Lighting Technologies                                   530,625
(1)Applied Science and Technology                                 2,274,800
(1)IFCO Systems, foreign                                            615,383
(1)Trex Company                                                     707,625
(1)Zebra Technologies Class A                                     3,025,000
    Total                                  15,089,832            22,243,265

    Communication Services--3.4%
Covad Communications Group, Inc.            1,395,625             1,395,625
Cypress Communications, Inc.                  227,850               227,850
FirstWorld Communications, Inc.,
Class B                                       352,488               352,488
IDT Corp.                                   2,344,750             2,344,750
MGC Communications, Inc.                    3,188,900             3,188,900
Net2000 Communications, Inc.                   83,125                83,125
Nextel Partners, Inc., Class A                220,400               220,400
TeleCorp PCS, Inc.                            175,950               175,950
Tritel, Inc.                                   45,900                45,900
(1)Catalina Marketing                                             2,055,375
(1)Official Payments                                                508,200
(1)Profit Recovery Group
   International, foreign                                         1,940,650
(1)TTI Team Telecom International                                 1,230,900
(1)Valassis Communications                                        2,361,856
    Total                                   8,034,988            16,131,969

    Consumer Cyclicals--7.1%
Avenue A, Inc.                                 33,550                33,550
Career Education Corp.                      1,309,000             1,309,000
Children's Place Retail Stores, Inc.          759,525               759,525
Diamond Technology Partners, Class A        2,176,325             2,176,325
Digital Impact, Inc.                           60,456                60,456
Insight Enterprises, Inc.                   2,308,316             2,308,316
MIPS Technologies, Inc.                     2,458,625             2,458,625
Modem Media . Poppe Tyson, Inc.             3,114,475             3,114,475
Navigant Consulting, Inc.                   1,947,000             1,947,000
Pacific Sunwear of California               3,041,962             3,041,962
Webvan Group, Inc.                            937,875               937,875
bebe stores, Inc.                             896,375               896,375
(1)Express Scripts Class A                                          625,800
(1)Kenneth Cole
   Productions Class A                                            1,522,900
(1)99 Cents Only Stores                                           3,412,081
(1)Pacific Sunwear of California                                  2,964,500
(1)Wild Oats Markets                                              1,730,200
(1)Aftermarket Technology                                         4,068,750
    Total                                  19,043,484            33,367,715

    Consumer Staples--4.9%
Beasley Broadcast Group,                    1,258,925             1,258,925
  Inc., Class A
Citadel Communications Corp.                2,586,094             2,586,094
P. F. Chang's China Bistro, Inc.            1,281,938             1,281,938
Radio One, Inc.                             2,698,313             2,698,313
Spanish Broadcasting System, Inc.           2,903,497             2,903,497
TiVo, Inc.                                  2,617,650             2,617,650
XM Satellite Radio Holdings,                1,970,438             1,970,438
  Inc., Class A
(1)JAKKS Pacific                                                  3,409,031
(1)Apollo Group Class A                                           1,267,028
(1)Hotel Reservations
  Network Class A                                                 1,224,750
(1)Papa John's International                                      1,607,100
    Total                                  15,316,855            22,824,764

    Energy--5.7%
Cal Dive International, Inc.                  867,825               867,825
Cooper Cameron Corp.                        1,872,500             1,872,500
ENSCO International, Inc.                   1,715,938             1,715,938
Nabors Industries, Inc.                     2,014,175             2,014,175
Patterson Energy, Inc.                      4,340,225             4,340,225
Precision Drilling Corp.                    1,385,063             1,385,063
R&B Falcon Corp.                            3,458,503             3,458,503
UTI Energy Corp.                            1,985,650             1,985,650
Varco International, Inc.                   1,931,625             1,931,625
Weatherford International, Inc.             4,532,294             4,532,294
(1)Patterson Energy                                               2,327,275
    Total                                  24,103,798            26,431,073

    Financials 2.8%

Americredit Corp.                           1,058,681             1,058,681
E-LOAN, Inc.                                  815,500               815,500
Intercept Group, Inc.                       2,886,575             2,886,575
Metris Cos., Inc.                           1,745,488             1,745,488
Net.B@nk, Inc.                              3,168,100             3,168,100
Radian Group                                                      3,619,453
    Total                                   9,674,344            13,293,797

    Health Care--9.0%
Advance Paradigm, Inc.                      2,192,125             2,192,125
Affymetrix, Inc.                            1,157,813             1,157,813
Alexion Pharmaceuticals, Inc.               1,869,300             1,869,300
Gilead Sciences, Inc.                       2,788,500             2,788,500
Human Genome Sciences, Inc.                 1,079,813             1,079,813
Incyte Pharmaceuticals, Inc.                  926,838               926,838
Maxim Pharmacceuticals, Inc.                2,032,394             2,032,394
Microvision, Inc.                           5,306,625             5,306,625
Millennium Pharmaceuticals, Inc.              818,213               818,213
Osteotech, Inc.                             2,067,775             2,067,775
Protein Design Laboratories, Inc.           2,655,300             2,655,300
QLT Phototherapeutics, Inc.                 1,768,000             1,768,000
Theragenics Corp.                           2,204,200             2,204,200
(1)Patterson Dental                                               1,707,863
(1)Renal Care Group                                               2,444,182
(1)Albany Molecular Research                                      2,013,937
(1)Antigenics                                                       118,174
(1)Coherent                                                       1,669,200
(1)Eclipse Surgical Technologies                                    357,744
(1)Emisphere Technologies                                         1,213,876
(1)InfoCure                                                       1,412,588
(1)GalaGen                                                           12,642
(1)Maxygen                                                          352,012
Mentor                                                            2,577,150
(1)Novoste                                                        1,156,000
    Total                                  26,866,896            41,902,264

    Technology 59.7%
24/7 Media, Inc.                            2,294,950             2,294,950
ACTV, Inc.                                  4,382,813             4,382,813
Accrue Software, Inc.                       2,995,116             2,995,116
Aether Systems, Inc.                        2,686,200             2,686,200
Airnet Communications Corp.                 2,522,488             2,522,488
Allaire Corp.                               2,102,375             2,102,375
Ancor Communications, Inc.                  3,824,625             3,824,625
AnswerThink Consulting Group, Inc.          1,471,138             1,471,138
AudioCodes Ltd.                             3,553,275             3,553,275
Aurora Bioscences, Inc.                     1,614,563             1,614,563
Avanex Corp.                                  182,100               182,100
Aware, Inc.                                 3,189,938             3,189,938
Bluestone Software, Inc.                    2,683,125             2,683,125
Braun Consulting, Inc.                      2,809,600             2,809,600
Caliper Technologies Corp.                    145,575               145,575
Centra Software, Inc.                          16,800                16,800
Chordiant Software, Inc.                    1,397,500             1,397,500
Clarent Corp.                               2,353,894             2,353,894
Cobalt Networks, Inc.                       2,458,100             2,458,100
Cognizant Technology
  Solutions Corp.                           4,000,000             4,000,000
Comverse Technology, Inc.                   1,606,500             1,606,500
Concentric Network Corp.                    3,294,500             3,294,500
Concur Technologies, Inc.                   1,726,163             1,726,163
Conexant Systems, Inc.                      2,760,054             2,760,054
Credence Systems Corp.                      3,215,713             3,215,713
Crossroads Systems, Inc.                    2,756,775             2,756,775
Cybersource Corp.                           4,153,375             4,153,375
Cymer, Inc.                                 1,500,000             1,500,000
Delano Technology Corp.                       646,200               646,200
Digital River, Inc.                         1,709,250             1,709,250
E-Tek Dynamics, Inc.                        3,128,825             3,128,825
EarthWeb, Inc.                              2,063,575             2,063,575
Egain Communications Corp.                  4,811,948             4,811,948
Extreme Networks, Inc.                      2,701,800             2,701,800
F5 Networks, Inc.                           2,682,900             2,682,900
FairMarket, Inc.                              200,200               200,200
Firepond, Inc.                              2,132,844             2,132,844
GRIC Communications, Inc.                   1,518,750             1,518,750
Gadzoox Networks, Inc.                      3,619,281             3,619,281
Healtheon Corp.                             1,060,300             1,060,300
Henry Jack & Associates, Inc.               2,946,313             2,946,313
Hi/fn, Inc.                                 3,175,050             3,175,050
ISS Group, Inc.                             4,823,100             4,823,100
Informatica Corp.                           1,566,975             1,566,975
InterWAVE Communications
  International Ltd.                          897,725               897,725
Intertrust Technologies Corp.               2,188,750             2,188,750
Interwoven, Inc.                              131,700               131,700
Keynote Systems, Inc.                       2,883,450             2,883,450
Kopin Corp.                                 3,334,375             3,334,375
Lante Corp.                                    39,488                39,488
Liberate Technologies, Inc.                 1,568,750             1,568,750
MMC Networks, Inc.                          2,616,900             2,616,900
Marimba, Inc.                               3,106,400             3,106,400
Mastech Corp.                               4,196,625             4,196,625
MatrixOne, Inc.                                59,906                59,906
Medquist, Inc.                              1,905,844             1,905,844
Mercury Interactive Corp.                   1,474,050             1,474,050
Micrel, Inc.                                2,208,000             2,208,000
Micromuse, Inc.                             3,511,956             3,511,956
Neon Systems, Inc.                          3,065,700             3,065,700
NetIQ Corp.                                 2,953,113             2,953,113
Netro Corp.                                 4,134,994             4,134,994
Niku Corp.                                    222,369               222,369
Official Payments Corp.                       604,800               604,800
ONYX Software Corp.                         3,659,250             3,659,250
OTG Software, Inc.                          2,382,469             2,382,469
Onvia.com, Inc.                             1,675,213             1,675,213
PRI Automation, Inc.                        2,188,275             2,188,275
Packeteer, Inc.                             1,659,000             1,659,000
Paradyne Networks, Inc.                     3,227,100             3,227,100
Pilot Network Services, Inc.                4,727,938             4,727,938
Quantum Effect Devices, Inc.                  509,600               509,600
Quokka Sports, Inc.                           646,000               646,000
RF Micro Devices, Inc.                      3,735,625             3,735,625
Razorfish, Inc.                               225,500               225,500
Register.Com, Inc.                            347,500               347,500
SCM Microsystems, Inc.                      3,462,900             3,462,900
Satyam Infoway Ltd., ADR                    2,868,938             2,868,938
SmartForce PLC, ADR                         3,426,863             3,426,863
Software.com, Inc.                            953,675               953,675
Tollgrade Communications, Inc.              4,107,500             4,107,500
Veeco Instruments, Inc.                     2,464,200             2,464,200
VerticalNet, Inc.                           1,836,000             1,836,000
Virata Corp.                                4,394,500             4,394,500
Vitesse Semiconductor Corp.                 1,799,875             1,799,875
WebTrends Corp.                             4,190,400             4,190,400
Witness Systems, Inc.                       2,530,238             2,530,238
XCare.net, Inc.                             1,444,688             1,444,688
eGain Communications Corp.                  5,374,200             5,374,200
WebMethods, Inc.                              337,925               337,925
(1)Alamosa PCS Holdings                                           1,158,925
(1)American Mobile Satellite                                      1,538,400
(1)CCC Information Services Group                                 4,628,950
(1)Diamond Technology Partners                                      486,550
(1)DSET                                                           1,812,406
(1)Exchange Applications                                          1,566,487
(1)Great Plains Software                                          1,377,076
(1)iGATE Capital                                                  2,044,164
(1)IMRglobal                                                      3,100,688
(1)Wavo                                                             622,050
(1)ADE                                                              543,400
(1)Advanced Radio Telecom                                         1,324,999
(1)American Xtal Technology                                       1,673,787
(1)ArrowPoint Communications                                        154,030
(1)AstroPower                                                       975,837
(1)California Amplifier                                             610,700
(1)Cognex                                                         1,136,444
(1)Datalink                                                       1,670,000
(1)Exar                                                           2,068,156
(1)Lattice Semiconductor                                          2,463,825
(1)Mercury Computer Systems                                       3,191,538
National Computer Systems                                         1,908,200
(1)REMEC                                                          4,418,750
(1)Sawtek                                                         1,944,813
(1)Three-Five Systems                                             4,191,960
(1)Visual Networks                                                  737,750
(1)Zamba                                                          1,182,916
(1)Zoran                                                          1,419,075
(1)ANADIGICS                                                      2,280,300
(1)ANTEC                                                          2,012,081
(1)Aware                                                            762,374
(1)BreezeCom, foreign                                               971,750
(1)CommScope                                                        784,749
(1)Com21                                                          1,419,400
(1)Digital Microwave                                              1,585,350
(1)Orckit Communications, foreign                                 1,775,500
(1)Tollgrade Communications                                       4,414,900
(1)Westell Technologies Class A                                   1,198,499
    Total                                 211,764,833           278,921,612

    Transportation--.9%
SkyWest, Inc.                               3,306,063             3,306,063
(1)Atlas Air                                        0               977,289
                                          -----------
    Total                                   3,306,063             4,283,352
    Total Common Stocks                                         459,399,811


ABN AMRO, Inc., 6.18%, dated 3/31/2000,     2,105,000             2.105,000
   due 4/3/2000




Westgate Acquisitions                                                     0

Westgate Acquisitions Series A                                            0



(1) Alta Berkeley III, foreign                                      161,520
(1) South Street Corporate
    Recovery Fund I                                                       0
(1) South Street Leveraged
    Corporate Recovery Fund I                                             0
(1) Vanguard Associates III                                          11,795
     Total                                          0               173,315

Air Communications Series B                                               0

            Exercise         Exercise
             Price             Date

Gala Gen     $11.08          07/09/00
GalaGen      $11.08          01/29/01
    Total                                           0                     0
    Total Restricted Securities                                     173,315

                                          Market
              Rate        Maturity       Value (a)
Associates (Financial)
              6.20%       04/03/00     2,549,122                  2,549,122
Gillette (Consumer Non-Durables)
              6.20%       04/03/00
Total                                               0             3,748,709

Investment Company - 0.4%

Firstar Institutional Money                                       1,978,781
  Market Fund 5.69%

Demand Note - 0.0
Wisconsin Electric (Utilities)                                      141,760

Total Short-Term Securities                                       5,869,250

    TOTAL INVESTMENTS IN SECURITIES        335,306,093          467,547,376

(1)   Non-Income Producing Security

(2)   Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public.

                 Pro Forma Combining Schedule of Expense Ratios
                                   (Unaudited)

As discussed in the Notes to the Pro Forma Financial Statements, it is possible that one or more of IAI Capital Appreciation Fund, IAI Emerging Growth Fund or IAI Long Term Growth Fund will not approve the Reorganization, in which case the resulting Federated Aggressive Growth Fund will include only those IAI Funds that approve the Reorganization.

Presented below is combining pro forma expense ratio information for historical periods under all possible combination scenarios.

                                                    Fiscal Year Ended March 31,
                                                           2000      1999     1998

Scenario 1 - Federated Aggressive Growth Fund,
 IAI Emerging Growth Fund
Expenses (a)                                              2.10%     1.82%    1.44%
Expenses - after waiver (a)(b)                            1.93%     1.57%    1.35%

Scenario 2 - Federated Aggressive Growth Fund,
 IAI Long Term Growth Fund
Expenses (a)                                              2.46%     2.60%    2.45%
Expenses - after waiver (a)(b)                            2.22%     1.97%    1.62%

Scenario 3 - Federated Aggressive Growth Fund,
 IAI Capital Appreciation Fund
Expenses (a)                                              2.32%     2.09%    1.90%
Expenses - after waiver (a)(b)                            2.10%     1.70%    1.46%

Scenario 4 - Federated Aggressive Growth Fund,
 IAI Emerging Growth Fund,
 IAI Long Term Growth Fund
Expenses (a)                                              2.06%     1.75%    1.43%
Expenses - after waiver (a)(b)                            1.90%     1.53%    1.35%

Scenario 5 - Federated Aggressive Growth Fund,
 IAI Emerging Growth Fund,
 IAI Capital Appreciation Fund
Expenses (a)                                              2.00%     1.68%    1.44%
Expenses - after waiver (a)(b)                            1.85%     1.49%    1.36%

Scenario 6 - Federated Aggressive Growth Fund,
 IAI Long Term Growth Fund,
 IAI Capital Appreciation Fund
Expenses (a)                                              2.24%     1.93%    1.71%
Expenses - after waiver (a)(b)                            2.04%     1.61%    1.40%

Scenario 7 - Federated Aggressive Growth Fund,
 IAI Emerging Growth Fund,
 IAI Long Term Growth Fund,
 IAI Capital Appreciation Fund
Expenses (a)                                              1.99%     1.66%    1.45%
Expenses - after waiver (a)(b)                            1.85%     1.49%    1.37%


a Represents the ratio of expenses to average net assets. The combining pro forma expense ratios were computed assuming the applicable Funds had been combined during the indicated periods and reflect the revised investment management fee structure of Federated Aggressive Growth Fund.

b Ratios represent waivers of certain expenses of Federated Aggressive Growth Fund.

                                IAI Regional Fund
                       Federated Capital Appreciation Fund
               Notes to Pro Forma Financial Statements (unaudited)
                                 March 31, 2000

Basis of Combination
--------------------

The accompanying unaudited Pro Forma Combining Statements of Assets and Liabilities, Statements of Operations and Schedule of Investments ("Pro Forma Financial Statements") reflect the accounts of IAI Regional Fund and Federated Capital Appreciation Fund, collectively ("the Funds"), for the year ended March 31, 2000. These statements have been derived from the books and records utilized in calculating daily net asset values at March 31, 2000.

The Pro Forma Combining Financial Statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at March 31, 2000. They should be read in conjunction with the historical financial statements of the Funds which have been incorporated by reference in the Statement of Additional Information. The Funds follow generally accepted accounting principles applicable to management investment companies which are disclosed in the historical financial statements of each fund.

The Pro Forma Financial Statements give effect to the proposed exchange of assets of IAI Regional Fund for shares of Federated Capital Appreciation Fund as if the reorganization had been consummated on March 31, 2000. Under generally accepted accounting principles, Federated Capital Appreciation Fund will be the surviving entity for accounting purposes with its historical cost of investment securities and results of operations being carried forward.

To the extent the acquired fund has capital losses, they will be carried forward to the acquiring fund. The acquiring fund will be able to use these losses to offset future capital gains it realizes, subject to limitations, and, thereby, minimize taxable gains to its shareholders.


Adjustments to Pro Forma Combining Statement of Assets and Liabilities
----------------------------------------------------------------------

The following assumptions were made to the pro forma combining statement of assets and liabilities.


The Pro Forma net asset value per share assumes the issuance of 6,130,505 shares of the Federated Capital Appreciation Fund in exchange for 9,113,962 shares of the IAI Regional Fund which would have been issued at March 31, 2000, in connection with the proposed reorganization.

Adjustments to Pro Forma Combining Statement of Operations
----------------------------------------------------------

The following assumptions were made as part of the pro forma combining statement of operations.

The pro forma combined Federated Capital Appreciation Fund will use all of the Federated Capital Appreciation Fund's current service providers at their current contracted rates.

Under terms of the IAI Regional Fund's Management Agreement, Investment Advisers, Inc. ("IAI") is required to pay for all expenses of the IAI Regional Fund, except certain costs (primarily those incurred in the purchase and sale of assets, taxes, interest and extraordinary expenses), in return for the fund paying an all inclusive management fee equal to an annual rate of 1.25% declining to 1.10% of average daily net assets. The Management Agreement also provides that IAI will reimburse the IAI Regional Fund for the fees and expenses it pays to Directors who are not "interested persons" of the Fund or reduce its fee by an equivalent amount. For the year ended March 31, 2000, IAI Regional Fund paid investment advisory fees equal to 1.25% of its average daily net assets.

Federated Investment Management Company ("FIMC") acts as the investment adviser for the Federated Capital Appreciation Fund. For its services, FIMC receives an annual fee equal to 0.75% of the Fund's average daily net assets.

An adjustment to the combining investment advisory fee reflects investment advisory fees charged at 0.75% of the pro forma combined fund's average daily assets.

Administrative personnel and services will be provided to the combined entity by Federated Services Company for a fee based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by Federated Investors, Inc., subject to a minimum fee of $125,000 plus $30,000 for each additional class of shares per annum.

Custodian, transfer and dividend disbursing agent, and portfolio accountant fees are calculated based on existing fund contracts that stipulate base fees and other factors such as the fund's asset size, number of accounts, and number and types of transactions.

The director's fees of the pro forma adjusted entity have been adjusted to reflect estimated fees incurred by the Federated Capital Appreciation Fund's board of directors.

The pro forma shareholder services fee has been adjusted to reflect the combination of the IAI Regional Fund's net assets into Federated Capital Appreciation Fund's Class A Shares.

Pro forma legal, share registration, insurance, and miscellaneous fees have been adjusted to reflect the estimated charges of the combined entity.

                                IAI Regional Fund
                       Federated Capital Appreciation Fund
                        Pro Forma Combining Statements of
                             Assets and Liabilities
                           March 31, 2000 (Unaudited)
---------------------------------------------------------------------------------------------------------
                                                              Federated
                                                 IAI           Capital
                                               Regional     Appreciation    Pro Forma        Pro Forma
                                                 Fund           Fund       Adjustment (3)     Combined
                                             ------------   ------------   -------------   ------------
ASSETS:
Investments in securities, at value          $184,644,067   $636,691,686     $           -   $821,335,753
Cash                                                    -            677                 -            677
Income receivable                                  57,190        471,356                 -        528,546
Receivable for shares sold                      6,091,260      4,776,154                 -     10,867,414
Receivable for Investments sold                         -      3,068,301                 -      3,068,301
Prepaid assets                                     65,773              -                 -         65,773
                                             ------------   ------------     -------------   ------------
   Total assets                               190,858,290    645,008,174                 -    835,866,464
                                             ------------   ------------     -------------   ------------
LIABILITIES:
Payable for investments purchased                  66,334     13,298,134                 -     13,364,468
Payable for shares redeemed                        11,663        263,441                 -        275,104
Bank overdraft                                    409,637                                         409,637
Income distribution payable                             -        197,004                          197,004
Accrued expenses                                  202,405        353,385                 -        555,790
                                             ------------   ------------     -------------   ------------
  Total liabilities                               690,039     14,111,964                 -     14,802,003
                                             ------------   ------------     -------------   ------------
NET ASSETS                                   $190,168,251   $630,896,210     $               $821,064,461
                                             ------------   ------------     -------------   ------------
NET ASSETS CONSISTS OF:
Paid in capital                              $135,389,682   $394,826,770     $                530,216,452
Net unrealized appreciation
  (depreciation) of investments                29,921,574    202,614,761                 -    232,536,335
Accumulated net realized gain (loss)
  on investments                               24,791,569     34,717,556                 -     59,509,125
Accumulated undistributed net investment
  income/ (Distributions in excess of net
  investment income)                               65,426    (1,262,877)                 -    (1,197,451)
                                             ------------   ------------     -------------   ------------
  Total Net Assets                           $190,168,251   $630,896,210     $               $821,064,461
                                             ============   ============     =============   ============
NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PROCEEDS PER SHARE
Net Asset Value and Redemption Proceeds
  Per Share                                  $      20.87   $      31.02(1)                  $      31.02
                                             ------------   ------------     -------------   ------------
Offering Price Per Share                     $      20.87   $      32.83(2)                  $      32.83
                                             ------------   ------------     -------------   ------------
SHARES OUTSTANDING (ALL CLASSES)                9,113,962     20,430,834       (2,983,457)     26,561,339
                                             ------------   ------------     -------------   ------------
COST OF INVESTMENTS                          $154,722,493   $434,076,925                     $588,799,418
                                             ------------   ------------                     ------------


1 Class A shares

2 Computation of offering price per share 100/94.5 of net asset value. This factors in the sales load charged to certain other investors of the Federated Capital Appreciation Fund. However, IAI Fund
  shareholders will not pay any sales charges in connection with the reorganization or on any subsequent purchases of or exchanges for shares of other Federated mutual funds; such transactions will be effected at net asset value.

3 See Notes to Pro Forma Financial Statements for discussion of pro forma adjustments.


                                                                                         IAI Regional Fund
                                                                                Federated Capital Appreciation Fund
                                                                           Pro Forma Combining Statements of Operations
                                                                               Year Ended March 31, 2000 (unaudited)
                                                            ------------------------------------------------------------------
                                                                                  Federated
                                                                     IAI          Capital
                                                                  Regional      Appreciation      Pro Forma       Pro Forma
                                                                    Fund            Fund          Adjustment       Combined
                                                              -------------    -------------    -------------   -------------
INVESTMENT INCOME:
Dividends                                                     $   1,342,737    $   4,421,230    $           -   $   5,763,967
Interest                                                          1,394,159        1,208,404                -       2,602,563
                                                              -------------    -------------    -------------   -------------
     Total investment income                                      2,736,896        5,629,634                        8,366,530
EXPENSES:
Investment advisory fee                                           2,736,606        2,975,424      (1,067,940)       4,644,090
Administrative personnel and services fee                                 -          293,265          167,300         460,565
Custodian fees                                                            -           28,093           16,000          44,093
Transfer and dividend disbursing agent fees                               -          384,644          175,000         559,644
Directors' fees                                                      89,804            4,908         (89,304)           5,408
Auditing fees                                                             -           19,983                -          19,983
Legal fees                                                                -            5,118                -           5,118
Portfolio accounting fees                                                 -          127,417           71,500         198,917
Shareholder services fees                                                 -          991,809          556,220       1,548,029
Share registration costs                                                  -          102,711           57,000         159,711
Printing and postage                                                      -          105,643           59,000         164,643
Interest expense                                                      7,039                -          (7,039)
Distribution services fee                                                 -          945,320                -         945,320
Miscellaneous                                                             -           19,403           15,000          34,403
                                                              -------------    -------------    -------------   -------------
  TOTAL EXPENSES                                                  2,833,449        6,003,738         (47,263)       8,789,924
Less fees waived/reimbursed by adviser                             (89,804)                -           89,804               -
                                                              -------------    -------------    -------------   -------------
  NET EXPENSES                                                    2,743,645        6,003,738           42,541       8,789,924
                                                              -------------    -------------    -------------   -------------
  NET INVESTMENT INCOME/(NET OPERATING LOSS)                  $     (6,749)    $   (374,104)    $    (42,541)   $   (423,394)
                                                              -------------    -------------    -------------   -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                          46,275,035       45,176,469                -      91,451,504
Net change in unrealized appreciation (depreciation)
  on investments                                               (23,558,321)      115,858,150                -      92,299,829
                                                              -------------    -------------    -------------   -------------
   Net realized and unrealized gain (loss) on investments        22,716,714      161,034,619                -     183,751,333
                                                              -------------    -------------    -------------   -------------
     Change in net assets resulting from operations           $  22,709,965    $ 160,660,515    $    (42,541)   $ 183,327,939
                                                              =============    =============    =============   =============


(See  Notes to Pro Forma  Financial  Statements  for a  discussion  of Pro Forma Adjustments)


IAI Regional Fund
Federated Capital Appreciation Fund
Pro Forma Combining Schedule of Investments
As of March 31, 2000


        Principal Amount Shares
                                                                                                           Value

                 Federated                                                                                Federated
  IAI             Capital          Pro Forma                                                 IAI           Capital       Pro Forma
Regional        Appreciation       Combined                                                Regional      Appreciation     Combined


Common Stocks--87.8%

                                                      Basic Materials--5.0%
  181,000                             181,000      AptarGroup                             4,830,437                       4,830,437
   95,000                              95,000      Bemis Company                          3,503,125                       3,503,125
                  126,500             126,500      Bowater, Inc.                                          6,751,938       6,751,938
                  182,500             182,500      Martin Marietta Materials                              8,668,750       8,668,750
                  350,000             350,000      Millennium Chemicals, Inc.                             7,000,000       7,000,000
                   55,000              55,000      Phelps Dodge Corp.                                     2,612,500       2,612,500
                   93,000              93,000      Plum Creek Timber Co., Inc.                            2,290,125       2,290,125
                  156,500             156,500      (1) Smurfit-Stone Container Corp.                      2,650,719       2,650,719
                   45,000              45,000      Southdown, Inc.                                        2,655,000       2,655,000
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                               8,333,562      32,629,032      40,962,594
                                                  ---------------------------------                                   ==============

                                                       Capital Goods--7.2%

                   90,500              90,500      Danaher Corp.                                          4,615,500       4,615,500
   50,000                              50,000      Emerson Electric                       2,643,750                       2,643,750
                   64,000              64,000      General Electric Co.                                   9,932,000       9,932,000
                  128,500             128,500      Honeywell International, Inc.                          6,770,344       6,770,344
                   49,000              49,000      Koninklijke (Royal) Philips
                                                     Electronics NV, ADR                                  8,394,313       8,394,313
   65,000                              65,000      Minnesota Mining and Manufacturing     5,756,562                       5,756,562
  153,500                             153,500      Pentair                                5,689,094                       5,689,094
                  163,000             163,000      Tyco International Ltd.                                8,129,625       8,129,625
   75,000                              75,000      TRW                                    4,387,500                       4,387,500
   61,300                              61,300      (1) Zebra Technologies Class A         3,065,000                       3,065,000
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                              21,541,906      37,841,782      59,383,688
                                                  ---------------------------------                                   ==============



                                                       Communication Services--5.8%

   85,000                              85,000      AT&T                                   4,781,250                       4,781,250
                  118,200             118,200      (1) AT&T Canada, Inc.                                  7,210,200       7,210,200
                  244,928             244,928      BroadWing, Inc.                                        9,108,256       9,108,256
                   71,000              71,000      GTE Corp.                                              5,041,000       5,041,000
                   86,560              86,560      (1) MCI Worldcom, Inc.                                 3,922,250       3,922,250
                   40,000              40,000      (1) MGC Communications, Inc.                           2,860,000       2,860,000
  120,000                             120,000      RR Donnelly                            2,512,500                       2,512,500
   52,000          42,000              94,000      Telephone and Data System, Inc.        5,772,000       4,662,000      10,434,000
                   41,700              41,700      (1) Viatel, Inc.                                       2,092,819       2,092,819
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                              13,065,750      34,896,525      47,962,275
                                                  ---------------------------------                                   ==============

                                                       Consumer Cyclicals--6.8%

                  168,500             168,500      (1) BJ's Wholesale Club, Inc.                          6,508,313       6,508,313
                   60,000              60,000      Block (H&R), Inc.                                      2,685,000       2,685,000
                  114,000             114,000      (1) Crown Castle International Corp.                   4,317,750       4,317,750
                   12,200              12,200      (1) DoubleClick, Inc.                                  1,142,225       1,142,225
                  118,000             118,000      Ford Motor Co.                                         5,420,625       5,420,625
                   72,000              72,000      General Motors Corp.                                   5,962,500       5,962,500
                   67,500              67,500      Home Depot, Inc.                                       4,353,750       4,353,750
                   35,600              35,600      (1) Internet Capital Group, Inc.                       3,215,125       3,215,125
                  118,500             118,500      Knight-Ridder, Inc.                                    6,036,094       6,036,094
                   91,000              91,000      Limited, Inc.                                          3,833,375       3,833,375
                   95,000              95,000      True North Communications, Inc.                        3,734,688       3,734,688
   58,500                              58,500      Target                                 4,372,875                       4,372,875
  150,000                             150,000      Walgren                                3,862,500                       3,862,500
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                               8,235,375      47,209,445      55,444,820
                                                  ---------------------------------                                   ==============



                                                       Consumer Staples--8.1%

                   98,178              98,178      (1) AT&T Corp. - Liberty Media
                                                     Group, Inc., Class A                                 5,817,047       5,817,047
                   77,000              77,000      CBS Corp.                                              4,360,125       4,360,125
                  125,400             125,400      (1) Charter Communications, Inc.                       1,796,747       1,796,747
  155,000                             155,000      (1) De Vry                             4,727,500                       4,727,500
                  259,800             259,800      Fort James Corp.                                       5,715,600       5,715,600
                  155,000             155,000      (1) Heidrick & Struggles
                                                     International, Inc.                                  6,219,375       6,219,375
  155,000                             155,000      McDonald's                             5,822,187                       5,822,187
                  135,900             135,900      News Corp. Ltd., ADR                                   6,489,225       6,489,225


                   91,000              91,000      PepsiCo, Inc.                                          3,145,188       3,145,188
                  133,500             133,500      (1) Safeway, Inc.                                      6,040,875       6,040,875
   65,400                              65,400      Time Warner                            6,540,000                       6,540,000
                   57,800              57,800      (1) UnitedGlobalCom, Inc.,
                                                     Class A                                              4,338,613       4,338,613
                  148,000             148,000      (1) Westwood One, Inc.                                 5,365,000       5,365,000
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                              17,089,687      49,287,795      66,377,482
                                                  ---------------------------------                                   ==============

                                                       Energy--5.0%

                   58,738              58,738      BP Amoco PLC, ADR                                      3,116,785       3,116,785
                   69,000              69,000      (1) Cooper Cameron Corp.                               4,614,375       4,614,375
   68,000                              68,000      Diamond Offshore Drilling              2,715,750                       2,715,750
   61,000          76,000             137,000      Exxon Mobil Corp.                      4,746,562       5,913,750      10,660,312
                  142,500             142,500      Halliburton Co.                                        5,842,500       5,842,500
                  363,000             363,000      (1) R&B Falcon Corp.                                   7,146,563       7,146,563
                  223,500             223,500      Tosco Corp.                                            6,802,781       6,802,781
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                               7,462,312      33,436,754      40,899,066
                                                  ---------------------------------                                   ==============

                                                       Financials--9.3%

                  226,000             226,000      Ace, Ltd.                                              5,169,750       5,169,750
                  155,500             155,500      Alliance Capital Management
                                                     Holding LP                                           6,443,531       6,443,531
                  166,000             166,000      Allstate Corp.                                         3,952,875       3,952,875
                  112,700             112,700      Capital One Financial Corp.                            5,402,556       5,402,556
                   91,000              91,000      Chase Manhattan Corp.                                  7,934,063       7,934,063
                   89,398              89,398      Citigroup, Inc.                                        5,302,419       5,302,419
                   40,000              40,000      Federal Home Loan Mortgage Corp.                       1,767,500       1,767,500
                   65,000              65,000      Fifth Third Bancorp                                    4,095,000       4,095,000
  105,000                             105,000      Household International                3,917,813                       3,917,813
                   99,000              99,000      Lehman Brothers Holdings, Inc.                         9,603,000       9,603,000
  100,000                             100,000      MGIC Investment                        4,362,500                       4,362,500
                   94,580              94,580      Morgan Stanley, Dean Witter & Co.                      7,714,181       7,714,181
                   80,500              80,500      Nationwide Financial Services,
                                                     Inc., Class A                                        2,354,625       2,354,625
                  360,000             360,000      Sovereign Bancorp, Inc.                                2,722,500       2,722,500
                  146,500             146,500      Wells Fargo Co.                                        5,997,344       5,997,344
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                               8,280,313      68,459,344      76,739,657
                                                  ---------------------------------                                   ==============



                                                       Health Care--9.3%

  100,000         106,500             206,500      Abbott Laboratories                    3,518,750       3,747,469       7,266,219
   51,900                              51,900      Allergan                               2,595,000                       2,595,000
                  136,900             136,900      American Home Products Corp.                           7,341,263       7,341,263
                   80,000              80,000      (1) Amgen, Inc.                                        4,910,000       4,910,000
   77,000          74,000             151,000      Baxter International, Inc.             4,826,938       4,638,875       9,465,813
                   86,000              86,000      Bristol-Myers Squibb Co.                               4,966,500       4,966,500
  790,400                             790,400      (1) Diametrics Medical                 8,892,000                       8,892,000
    7,312                               7,312      (1) GalaGen                               18,967                          18,967
                   28,000              28,000      Genentech, Inc.                                        4,256,000       4,256,000
  125,000                             125,000      Medtronic                              6,429,687                       6,429,687
                   61,000              61,000      Merck & Co., Inc.                                      3,789,625       3,789,625
  167,500                             167,500      (1) Sybron International               4,857,500                       4,857,500
                  160,600             160,600      Teva Pharmaceutical
                                                     Industries Ltd., ADR                                 5,992,388       5,992,388
                   53,364              53,364      Warner-Lambert Co.                                     5,202,990       5,202,990
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                              31,138,842      44,845,110      75,983,952
                                                  ---------------------------------                                   ==============

                                                       Technology--26.8%

                   58,900              58,900      (1) ACTV, Inc.                                         2,065,181       2,065,181
                   85,000              85,000      (1) Adaptec, Inc.                                      3,283,125       3,283,125
  156,000                             156,000      (1) ADC Telecommunications             8,404,500                       8,404,500
                   33,000              33,000      (1) Agilent Technologies, Inc.                         3,432,000       3,432,000
                   68,000              68,000      (1) Amdocs Ltd.                                        5,010,750       5,010,750
   40,000         111,500             151,500      (1) America Online, Inc.               2,690,000       7,498,375      10,188,375
                   39,500              39,500      (1) Apple Computer, Inc.                               5,364,594       5,364,594
                   92,000              92,000      (1) Cisco Systems, Inc.                                7,112,750       7,112,750
                   81,500              81,500      (1) Citrix Systems, Inc.                               5,399,375       5,399,375
                  203,000             203,000      (1) Compuware Corp.                                    4,275,688       4,275,688
                   63,000              63,000      (1) Conexant Systems, Inc.                             4,473,000       4,473,000
   35,000                              35,000      Corning                                6,790,000                       6,790,000
   91,000          20,000             111,000      (1) DST Systems, Inc.                  5,909,313       1,298,750       7,208,063
   25,000                              25,000      (1)Diamond Technology Partners         1,643,750                       1,643,750
                   62,900              62,900      (1) EMC Corp. Mass                                     7,862,500       7,862,500
                  117,300             117,300      (1) Electronics for Imaging, Inc.                      7,038,000       7,038,000
                   56,000              56,000      (1) Exodus Communications, Inc.                        7,868,000       7,868,000
                   45,000              45,000      (1) Extreme Networks, Inc.                             3,555,000       3,555,000
                   51,500              51,500      (1) F5 Networks, Inc.                                  3,489,125       3,489,125
  120,000                             120,000      Harris                                 4,147,500                       4,147,500


                  163,100             163,100      (1) IGATE Capital Corp.                                7,359,888       7,359,888
                   14,700              14,700      (1) Infineon Technologies AG                             803,035         803,035
                   44,000              44,000      (1) Inktomi Corp.                                      8,580,000       8,580,000
  110,000                             110,000      (1)IntraNet Solutions                  5,060,000                       5,060,000
                   23,900              23,900      (1) Keynote Systems, Inc.                              2,443,775       2,443,775
                   58,000              58,000      (1) Lexmark Intl. Group, Class A                       6,133,500       6,133,500
   22,000                              22,000      (1) Metromedia Fiber Network Class A   2,128,500                       2,128,500
                   30,500              30,500      (1) Microsoft Corp.                                    3,240,625       3,240,625
   43,500                              43,500      (1) Motorola                           6,193,312                       6,193,312
                   37,000              37,000      Nokia Oyj, Class A, ADR                                8,038,250       8,038,250
                   48,000              48,000      Nortel Networks Corp.                                  6,048,000       6,048,000
                  111,000             111,000      (1) Oracle Corp.                                       8,664,938       8,664,938
   20,000                              20,000      (1) QUALCOMM                           2,986,250                       2,986,250
                   82,100              82,100      (1) RF Micro Devices, Inc.                            11,032,188      11,032,188
   21,000                              21,000      (1) S1                                 1,799,437                       1,799,437
                   52,000              52,000      (1) SDL, Inc.                                         11,069,500      11,069,500
                   60,500              60,500      (1) Sun Microsystems, Inc.                             5,669,039       5,669,039
   35,000                              35,000      (1) Tellabs                            2,204,453                       2,204,453
                  122,000             122,000      (1) Vitesse Semiconductor Corp.                       11,742,500      11,742,500
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                              49,957,015     169,851,451     219,808,466
                                                  ---------------------------------                                   ==============




                                                       Transportation--1.2%

   95,000                              95,000      C.H. Robinson Worldwide                3,538,750                       3,538,750
                  114,000             114,000      (1) FedEx Corp.                                        4,446,000       4,446,000
                   60,000              60,000      (1) Iron Mountain, Inc.                                2,043,750       2,043,750
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                               3,538,750       6,489,750      10,028,500
                                                  ---------------------------------                                   ==============

                                                       Utilities--3.3%
                  221,000              221,000     Entergy Corp.                                          4,461,438       4,461,438
                  141,700              141,700     Equitable Resources, Inc.                              6,349,931       6,349,931
                  102,000              102,000     Montana Power Co.                                      6,528,000       6,528,000
                  146,398              146,398     SCANA Corp.                                            3,595,901       3,595,901
                  146,600              146,600     Williams Cos., Inc. (The)                              6,441,238       6,441,238
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                   0          27,376,508      27,376,508
                                                  ---------------------------------                                   ==============

                                                   Total Common Stocks                  168,643,512     552,323,496     720,967,008
                                                  ---------------------------------                                   ==============



Corporate Bonds--2.9%
                                                       Capital Goods--0.4%

                2,000,000            2,000,000     Sanmina Corp., Conv. Bond,
                                                     4.25%, 5/1/2004                                      3,202,160       3,202,160
                                                  ---------------------------------                                   ==============

                                                       Communication Services--1.5%

                6,000,000            6,000,000     Level 3 Communications, Inc.,
                                                     Conv. Bond, 6.00%, 3/15/2010                         6,040,320       6,040,320
                5,400,000            5,400,000     NEXTEL Communications, Inc.,
                                                     Conv. Bond, 5.25%, 1/15/2010                         6,453,702       6,453,702
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                   0          12,494,022      12,494,022
                                                  ---------------------------------                                   ==============

                                                       Consumer Cyclicals--0.4%

                1,060,000            1,060,000     Omnicom Group, Inc.,
                                                     Conv. Bond, 2.25%, 1/6/2013                          2,039,323       2,039,323
                  840,000              840,000     Omnicom Group, Inc.,
                                                     Sub. Deb., 2.25%, 1/6/2013                           1,616,068       1,616,068
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                   0           3,655,391       3,655,391
                                                  ---------------------------------                                   ==============

                                                       Technology--0.6%

                1,640,000            1,640,000     ASM Lithography Holding NV,
                                                     Conv. Bond, 4.25%, 11/30/2004                        1,973,182       1,973,182
                3,600,000            3,600,000     Conexant Systems, Inc.,
                                                     Conv. Bond, 4.00%, 2/1/2007                          3,265,272       3,265,272
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                   0           5,238,454       5,238,454
                                                  ---------------------------------                                   ==============

                                                   Total Corporate Bonds                                 24,590,027      24,590,027
                                                  ---------------------------------                                   ==============

Preferred Stocks--3.1%
                                                       Basic Materials--0.3%

                   45,000               45,000     Monsanto Co., Conv. Pfd., $2.60                        2,058,750       2,058,750
                                                  ---------------------------------                                   ==============

                                                   Communication Services--0.9%

                   60,000               60,000     Cox Communications, Inc.,
                                                     PRIZES, $1.71                                        7,260,000       7,260,000
                                                  ---------------------------------                                   ==============

                                                       Consumer Staples--0.9%

                   40,000               40,000     Cox Communications, Inc.,
                                                     PRIDES, $.88                                         2,540,000       2,540,000
                   37,800               37,800     Ralston Purina Co., SAILS, $1.08                       1,103,288       1,103,288
                   71,500               71,500     XM Satellite Radio Holdings,
                                                     Inc., Conv. Pfd., $4.13                              3,950,375       3,950,375
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                               7,593,663       7,593,663
                                                  ---------------------------------                                   ==============

                                                       Technology--0.5%

                   78,200               78,200     Verio, Inc., Conv. Pfd., $.84                          4,398,750       4,398,750
                                                  ---------------------------------                                   ==============

                                                       Utilities--0.5%

                   92,000               92,000     K N Energy, Inc., Conv. Pfd., $3.55                    4,347,000       4,347,000
                                                  ---------------------------------                                   ==============

                                                   Total Preferred Stocks                                25,658,163      25,658,163
                                                  ---------------------------------                                  ==============

Repurchase Agreements--4.2%

               34,120,000           34,120,000     ABN AMRO, Inc., 6.18%,
                                                     dated 3/31/2000, due 4/3/2000                       34,120,000      34,120,000
                                                  ---------------------------------                                  ==============


--------------------------------------------------
          RESTRICTED SECURITIES - 0.0% (3)
--------------------------------------------------

Common Stocks - 0.0%

    1,600                                1,600     (1) Anglo Chinese Investment
                                                         Company, foreign                   303,120                         303,120
   42,272                               42,272     (1) Westgate Acquisition                       0                               0
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                 303,120                         303,120
                                                  ---------------------------------                                   ==============

Non-Convertible Preferred Stock - 0.0%

   86,198                               86,198     (1) Westgate Acquisitions
                                                     Series A                                     0                               0
                                                  ---------------------------------                                   ==============


Limited Partnerships - 0.0%
(percentage ownership)
     3.56%                                3.56%    (1) Alta Berkeley III, foreign           323,050                         323,050
     3.08%                                3.08%    (1) South Street Corporate
                                                     Recovery Fund I                              0                               0
     3.85%                                3.85%    (1) South Street Leveraged
                                                     Corporate Recovery Fund I                    0                               0
     6.20%                                6.20%    (1) Vanguard Associates III               63,169                          63,169
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                 386,219                         386,219
                                                  ---------------------------------                                   ==============





Convertible Debentures - 0.0%

  258,332                              258,332     (1) Air Communications Series B,
                                                     10.00%, 02/28/97                             0                               0

                                                             Exercise    Exercise
                                                               Price       Date
Warrants - 0.0%                                   ---------------------------------

                                                   Gala Gen    $11.08    07/09/00                                                 0

                                                   GalaGen     $11.08    01/29/01                                                 0
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                                                                       0
                                                  ---------------------------------                                   ==============

                                                   Total Restricted Securities              689,339                         689,339
                                                  ---------------------------------                                   ==============

--------------------------------------------------
           SHORT-TERM SECURITIES - 1.8%
--------------------------------------------------

                                                                                            Market
                                                        Rate         Maturity             Value (a)
Commercial Paper - 1.7%                           ---------------------------------   ----------------

                                                   BP Amoco Capital (Financial)
4,300,000                            4,300,000          6.23%        04/03/00             4,298,512                       4,298,512
                                                   Bell Atlantic Network Funding
                                                     (Financial)
3,000,000                            3,000,000          6.00%        04/10/00             2,995,500                       2,995,500
                                                   (2) Warner Lambert (Health
                                                     Technology)
3,000,000                            3,000,000          5.98%        04/04/00             2,998,505                       2,998,505
                                                   Wisconsin Electric Fuel (Utilities)
1,048,000                            1,048,000          6.00%        04/14/00             1,045,729                       1,045,729
                                                   Xerox (Producer Manufacturing)
3,000,000                            3,000,000          6.20%        04/06/00             2,997,492                       2,997,492
                                                  ---------------------------------    ---------------------------------------------
                                                      Total                              14,335,738                      14,335,738
                                                  ---------------------------------                                   ==============

Investment Company - 0.1%

  975,478                              975,478     Firstar Institutional Money
                                                     Market Fund 5.69%                      975,478                         975,478
                                                                                                                      ==============



                                                   TOTAL SHORT-TERM SECURITIES                                           15,311,216
                                                  ---------------------------------                                   ==============

------------------------------------------------------------------------------------------------------------------------------------
                TOTAL INVESTMENTS IN SECURITIES
                                                                                       $184,644,067    $636,691,686    $821,335,753
------------------------------------------------------------------------------------------------------------------------------------


(1)     Non-income producing security.
(2)     Represents security sold within terms of a private placement memorandum exempt from registration under Section 144A 4(a) of the Securities Act of 1933. These issues may only be sold to other qualified institutional buyers and are considered liquid under guidelines established by the
        Board of Directors.
(3)     Restricted securities generally must be registered with the Securities and Exchange Commission under the Securities Act of 1933 prior to being sold to the public.